Prospectus	February 28, 2018

PowerShares Exchange-Traded Fund Trust II

PLW	PowerShares 1-30 Laddered Treasury Portfolio	(The NASDAQ Stock Market LLC)
PWZ	PowerShares California AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PCEF	PowerShares CEF Income Composite Portfolio	(NYSE Arca, Inc.)
DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio	(NYSE Arca, Inc.)
PCY	PowerShares Emerging Markets Sovereign Debt Portfolio	(NYSE Arca, Inc.)
PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio	(NYSE Arca, Inc.)
PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	(NYSE Arca, Inc.)
PGHY	PowerShares Global Short Term High Yield Bond Portfolio	(NYSE Arca, Inc.)
PICB	PowerShares International Corporate Bond Portfolio	(NYSE Arca, Inc.)
LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	(The NASDAQ Stock Market LLC)
PZA	PowerShares National AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PZT	PowerShares New York AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PGX	PowerShares Preferred Portfolio	(NYSE Arca, Inc.)
BKLN	PowerShares Senior Loan Portfolio	(NYSE Arca, Inc.)
BAB	PowerShares Taxable Municipal Bond Portfolio (formerly PowerShares Build America Bond Portfolio)	(NYSE Arca, Inc.)
CLTL	PowerShares Treasury Collateral Portfolio	(NYSE Arca, Inc.)
VRP	PowerShares Variable Rate Preferred Portfolio	(NYSE Arca, Inc.)
PVI	PowerShares VRDO Tax-Free Weekly Portfolio	(NYSE Arca, Inc.)

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED FEBRUARY 28, 2018 TO THE

PROSPECTUS DATED FEBRUARY 28, 2018

PowerShares Chinese Yuan Dim Sum Bond Portfolio

Following the acquisition of Citigroup Index LLC by the London Stock Exchange Group completed on August 31, 2017, Citigroup Index LLC (“Citi”) has been renamed FTSE Fixed Income LLC (“FTSE”), and the Citi Custom Dim Sum (Offshore CNY) Bond Index, the underlying index for the PowerShares Chinese Yuan Dim Sum Bond Portfolio, is being rebranded to the FTSE Custom Dim Sum (Offshore CNY) Bond Index to reflect such change. It is anticipated that such rebranding will be completed by July 31, 2018.

Prior to July 31, 2018, the FTSE Custom Dim Sum Bond Index may be referred to as the Citi Custom Dim Sum (Offshore CNY) Bond Index.

Please Retain This Supplement for Future Reference

P-DSUM-SUP-1

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PLW	PowerShares 1-30 Laddered Treasury Portfolio

Summary Information

Investment Objective

The PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Underlying Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Underlying Index that are U.S. Treasury-auctioned

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issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially

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when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.35% (4th Quarter 2008)	(7.43)% (4th Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/11/07)
Return Before Taxes	4.64%	2.20%	5.00%	5.46%
Return After Taxes on Distributions	3.72%	1.25%	3.95%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	2.62%	1.24%	3.48%	3.86%
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (reflects no deduction for fees, expenses or taxes)	4.91%	2.45%	5.29%	5.76%
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	2.31%	1.27%	3.31%	3.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation

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will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PWZ	PowerShares California AMT- Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML California Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

California Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and regulatory factors within the State of California than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Economic, fiscal and budgetary conditions throughout the State may influence the Fund’s performance. These factors heighten the risk that the prices of California municipal securities, and the Fund’s net asset value (“NAV”), will experience greater volatility.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In the past several years, ratings organizations have downgraded securities issued by Puerto Rico or its agencies and its instrumentalities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

State-Specific and U.S. Territories’ Concentration Risk. The Fund will be less diversified geographically than a fund investing across

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many states and therefore has greater exposure to adverse economic and political changes in California and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional

9

index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.03% (3rd Quarter 2009)	(7.17)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/11/07)
Return Before Taxes	6.66%	4.14%	4.56%	4.51%
Return After Taxes on Distributions	6.47%	4.10%	4.52%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	4.70%	3.90%	4.36%	4.33%
ICE BofAML California Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	7.31%	N/A	N/A	N/A
Bloomberg Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	7.47%	3.93%	5.36%	5.34%
Blended—ICE BofAML California Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	7.31%	4.34%	5.05%	5.00%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to the ICE BofAML California Long-Term Core Plus Municipal Securities Index. “5 Years,” “10 Years” and “Since Inception” information for the Underlying Index is not available because the index did not commence calculation and publication until February 12, 2013.
(2)	The data shown as “Blended” is composed of the returns through December 31, 2017 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until

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assets are withdrawn from the plan. A sale of Shares may result in a taxable short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PCEF	PowerShares CEF Income Composite Portfolio

Summary Information

Investment Objective

The PowerShares CEF Income Composite Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	1.57%
Total Annual Fund Operating Expenses	2.07%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying Funds (as defined herein). These expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$210	$649	$1,114	$2,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Underlying Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Underlying Index rather

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than in individual securities (the “Underlying Funds”). S-Network Global Indexes, Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of the Fund

The following summarizes the principal risks (either directly or through its investments in the Underlying Funds) of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including operating expenses and management fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value (“NAV”). The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is permitted to invest in Underlying Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order that the SEC has issued to the Trust. To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the

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prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent on a pro rata basis. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Developments in Financial Markets Risk. Developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses. The economic conditions have resulted, and may continue to result, in an unusually high degree of

14

volatility in the financial markets. Instability in the financial markets over the past several years has led governments and regulators around the world to take a number of unprecedented actions designed to support financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. A significant decline in the value of an Underlying Fund’s portfolio likely would result in a significant decline in the value of an investment in the Underlying Fund.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

See “Additional Information About the Funds’ Strategies and Risks—Risks of Investing in Underlying Funds.”

Market Risk. Securities held by the Fund and the Underlying Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Funds.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Commodity Pool Risk. Certain investments by the Underlying Funds in which the Fund invests may cause the Fund to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.42% (1st Quarter 2012)	(11.01)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to

15

investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (02/19/10)
Return Before Taxes	14.18%	7.03%	7.57%
Return After Taxes on Distributions	12.06%	4.43%	5.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	4.26%	4.83%
S-Network Composite Closed-End Fund IndexSM (reflects no deduction for fees, expenses or taxes)	14.39%	7.55%	8.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.22%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

Summary Information

Investment Objective

The PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the FTSE Custom Dim Sum (Offshore CNY) Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Underlying Index. The Underlying Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations.

The Underlying Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the

17

Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Offshore Investor Risk. There are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets.

As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Capital Controls Risk. Adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares, and may cause the Fund to decline in value.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings increases, as measured in the foreign currency, including securities denominated in the Chinese RMB. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which

18

is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The Underlying Index consists of RMB-denominated debt securities issued or distributed outside mainland China, however, the quantity of such debt securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, currently is limited.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development to an issuer of bonds that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but

19

are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
3.68% (3rd Quarter 2017)	(4.85)% (4th Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/23/11)
Return Before Taxes	11.65%	2.43%	3.08%
Return After Taxes on Distributions	11.36%	1.74%	2.30%
Return After Taxes on Distributions and Sale of Fund Shares	6.59%	1.53%	2.03%
FTSE Custom Dim Sum (Offshore CNY) Bond Index (reflects no deduction for fees, expenses or taxes)	12.38%	3.03%	3.79%
Bloomberg Barclays China Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.19%	2.76%	3.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

21

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. dollar-denominated government bonds from emerging market countries that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at

22

least three years to maturity at the time of rebalancing, and (iv) have an outstanding float of at least $500 million or greater; and (v) fixed coupon bond.

As of March 1, 2018, the Underlying Index has determined the following to be eligible emerging market countries: Argentina, Bahrain, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Dominican Republic, Egypt, Ecuador, El Salvador, Hungary, Indonesia, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Mexico, Nigeria, Pakistan, Panama, Paraguay, Peru, the Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Serbia, Slovenia, South Africa, Sri Lanka, Trinidad and Tobago, Turkey, Ukraine, and United Arab Emirates; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Global Bonds Risk. Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in

23

U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the Fund’s net asset value (“NAV”) of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

24

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.16% (2nd Quarter 2009)	(8.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/11/07)
Return Before Taxes	9.44%	3.69%	7.14%	7.05%
Return After Taxes on Distributions	7.18%	1.53%	4.95%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	5.30%	1.78%	4.62%	4.55%
DBIQ Emerging Market USD Liquid Balanced Index (reflects no deduction for fees, expenses or taxes)	10.17%	4.41%	8.16%	8.12%
J.P. Morgan Emerging Market Bond Global Index (reflects no deduction for fees, expenses or taxes)	9.32%	3.75%	7.06%	7.07%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

25

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds that are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Underlying Index. ALM

26

Research Solutions, LLC compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® approach developed by Research Affiliates, LLC (“RA” or the “Index Provider”). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the

27

securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Securities Act”). Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.36% (2nd Quarter 2009)	(21.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (11/15/07)
Return Before Taxes	5.12%	4.17%	3.53%	3.54%
Return After Taxes on Distributions	3.24%	2.17%	1.18%	1.18%
Return After Taxes on Distributions and Sale of Fund Shares	2.87%	2.25%	1.63%	1.64%
RAFI® Bonds U.S. High Yield 1-10 Index(1) (reflects no deduction for fees, expenses or taxes)	5.85%	5.06%	N/A	N/A
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.03%	7.93%
Blended—RAFI® Bonds U.S. High Yield 1-10 Index(2) (reflects no deduction for fees, expenses or taxes)	5.89%	5.07%	5.51%	5.45%

(1)

Effective August 2, 2010, the Fund’s underlying index is the RAFI® Bonds U.S. High Yield 1-10 Index. Prior to August 2, 2010, the Fund’s original underlying index was the Wells Fargo® High Yield Bond Index. “10 Years” and “Since Inception” performance for the RAFI® Bonds U.S. High Yield 1-10 Index is not available because the Index did not commence calculation and publication until December 31, 2009.

(2)

The data shown as “Blended” is comprised of the performance of the Fund’s original underlying index (Wells Fargo® High Yield Bond Index) from Fund inception through the index conversion date, August 2, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2017.

28

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

29

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying

30

Index. ALM Research Solutions, LLC compiles and calculates the Underlying Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC (“RA” or the “Index Provider”) utilizing fundamental measures. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and

31

demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
3.05% (1st Quarter 2016)	(2.83)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/15/11)
Return Before Taxes	3.47%	2.34%	2.97%
Return After Taxes on Distributions	2.34%	1.26%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares	1.96%	1.29%	1.83%
RAFI® Bonds U.S. Investment Grade 1-10 Index (reflects no deduction for fees, expenses or taxes)	3.70%	2.59%	3.39%
Bloomberg Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	6.42%	3.48%	4.64%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

32

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

33

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

Summary Information

Investment Objective

The PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds that comprise the Underlying Index, all of which are denominated in U.S. dollars. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a

34

“composite rating” from DB of no greater than “BB+”); (iii) have not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”). DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Short-Term Bond Risk. The Fund will invest in bonds with a short term (i.e., three years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed-income securities generally provide lower returns than longer-term fixed-income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of a non-investment grade security defaults, the Fund may incur additional expenses to seek recovery.

Global Bonds Risk. Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign

35

debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Sub-Sovereign Debt Risk. Sub-sovereign government bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other than sovereign governments. In addition to risks of investing in sovereign debt generally, risks of investing in sub-sovereign debt include the fact that such investments may or may not be issued by, or guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing foreign sub-sovereign entity.

Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the Fund’s net asset value (“NAV”) of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities

36

than are included in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.41% (2nd Quarter 2016)	(2.11)% (3rd Quarter 2014)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/20/13)
Return Before Taxes	3.87%	4.57%
Return After Taxes on Distributions	1.48%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	2.18%	2.47%
DB Global Short Maturity High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	4.52%	6.41%
ICE BofAML 0-5 Year US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	6.43%	5.15%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	Since Inception
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

37

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

38

PICB	PowerShares International Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares International Corporate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) constructs the Underlying Index from investment grade corporate bonds denominated in the currencies

39

noted above. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S.

securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Currency Risk. The Fund invests in corporate bonds issued by non-U.S. companies and much of the income received by the Fund will be in foreign currencies. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the

40

Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and how the Fund’s average annual total returns compared with a broad measure of market performance an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
7.61% (3rd Quarter 2012)	(7.53)% (4th Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/03/10)
Return Before Taxes	14.20%	0.86%	4.16%
Return After Taxes on Distributions	13.80%	0.31%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	0.40%	2.95%
S&P International Corporate Bond Index® (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	14.12%	0.77%	4.08%
Bloomberg Barclays Pan-European Aggregate Index (reflects no deduction for fees, expenses or taxes)	14.07%	1.43%	4.09%

41

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

42

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less. Using a “laddered strategy,” Nasdaq, Inc. (the “Index Provider”) includes in the Underlying Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the components of the Underlying Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years.

43

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Underlying Index. As of the date of this Prospectus, the Underlying Index may include bonds from companies domiciled in the U.S., Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; however, this universe may change in accordance with the Underlying Index’s methodology.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Short-Term and Intermediate-Term Bond Risk. The Fund will invest in bonds with short or intermediate terms (i.e., five years or less) until maturity. The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term and intermediate-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

44

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund may invest a portion of its assets in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the Fund’s net asset value (“NAV”) of such Shares.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Non-Correlation Risk. The Fund’s return may not exactly match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

45

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
1.22% (2nd Quarter 2016)	(0.61)% (4th Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/10/14)
Return Before Taxes	1.96%	1.49%
Return After Taxes on Distributions	1.13%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares	1.10%	0.81%
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	2.19%	1.85%
ICE BofAML 0-5 Year US Corporate Index (reflects no deduction for fees, expenses or taxes)	2.46%	2.00%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	Since Inception
Philip Fang	Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

46

PZA	PowerShares National AMT-Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML National Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to

47

the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In the past several years, ratings organizations have downgraded of securities issued by Puerto Rico or its agencies and instrumentalities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative

48

minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

49

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/11/07)
Return Before Taxes	6.61%	3.72%	4.53%	4.55%
Return After Taxes on Distributions	5.20%	3.44%	4.38%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.72%	3.40%	4.28%	4.30%
ICE BofAML National Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	7.25%	N/A	N/A	N/A
Bloomberg Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	7.47%	3.93%	5.36%	5.34%
Blended—ICE BofAML National Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	7.25%	4.31%	5.10%	5.08%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to ICE BofAML National Long-Term Core Plus Municipal Securities Index. “5 Years” “10 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence until March 4, 2013.
(2)	The data shown as “Blended” is composed of the returns through December 31, 2017 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in a taxable short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

50

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML New York Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve

51

its investment objective. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

New York Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In the past several years, ratings organizations have downgraded securities issued by Puerto Rico or its agencies and instrumentalities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund

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redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

State-Specific and U.S. Territories’ Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the

Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.94% (3rd Quarter 2009)	(7.91)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/11/07)
Return Before Taxes	5.82%	3.55%	3.98%	3.97%
Return After Taxes on Distributions	4.47%	3.28%	3.84%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	3.26%	3.81%	3.80%
ICE BofAML New York Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	6.39%	N/A	N/A	N/A
Bloomberg Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	7.47%	3.93%	5.36%	5.34%
Blended—ICE BofAML New York Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	6.39%	4.27%	4.73%	4.68%
(1)	Effective July 8, 2014, the Fund’s underlying index changed to ICE BofAML New York Long-Term Core Plus Municipal Securities Index. “5 Years,” “10 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence calculation and publication until February 12, 2013.
(2)	The data shown as “Blended” is composed of the returns through December 31, 2017 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or

54

long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in a taxable short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PGX	PowerShares Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Preferred Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML Core Plus Fixed Rate Preferred Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.51%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). These expenses are based on the total expense ratio of the funds disclosed in each fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise the Underlying Index. The Underlying

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Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts (“ADRs”), as well as senior and subordinate debt securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Underlying Index may include Rule 144A securities. However, as of the date of this Prospectus, Rule 144A securities represent less than 1% of the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) selects securities for the Underlying Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed—income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Preferred Stock Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise,

57

there is a high level of competition among financial institutions, which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

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Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (01/31/08)
Return Before Taxes	10.84%	6.53%	3.79%
Return After Taxes on Distributions	9.08%	4.67%	1.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.01%	4.58%	2.38%
ICE BofAML Core Plus Fixed Rate Preferred Securities Index(1) (reflects no deduction for fees, expenses or taxes)	10.82%	6.83%	N/A
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	9.11%	5.96%	5.77%
Blended—ICE BofAML Core Plus Fixed Rate Preferred Securities Index(2) (reflects no deduction for fees, expenses or taxes)	10.82%	6.83%	4.45%

(1)	Effective April 2, 2012, the Fund’s underlying index changed to ICE BofAML Core Plus Fixed Rate Preferred Securities Index. “Since Inception” information for the new underlying index is not available because the index did not commence calculation and publication until March 31, 2012.
(2)	The data shown as “Blended” is composed of the original underlying index (The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index) from Fund inception until the conversion date, April 2, 2012, followed by the performance of the new underlying index (ICE BofAML Core Plus Fixed Rate Preferred Securities Index) starting at the index conversion date and through December 31, 2017.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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BKLN	PowerShares Senior Loan Portfolio

Summary Information

Investment Objective

The PowerShares Senior Loan Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.67%
Fee Waiver and/or Expense Reimbursement(2)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). These expenses are based on the total expense ratio of the funds disclosed in each fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Through August 31, 2019, Invesco PowerShares Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$212	$371	$833

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are

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held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71%.

Principal Investment Strategies

The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Underlying Index. The Adviser and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market value- weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Collateral Securities Risk. The Fund may invest in money market funds to provide liquidity or to accommodate unusually large cash inflows or redemptions. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently

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a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

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Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Reinvestment Risk. Proceeds from a current investment of the Fund, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of loans than are in the Underlying Index. As a result, an adverse development respecting a borrower of a loan held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the loans in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and

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the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

When Issued and Delayed Delivery Transactions Risk. The Fund may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.29% (1st Quarter 2012)	(2.30)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/11)
Return Before Taxes	2.38%	2.62%	3.11%
Return After Taxes on Distributions	0.86%	0.86%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	1.34%	1.18%	1.62%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)	3.31%	3.39%	3.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.33%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Investment Sub-Adviser. Invesco Senior Secured Management, Inc. (the “Sub-Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Scott Baskind	Head of Global Senior Loans and Chief Investment Officer of the Sub-Adviser	Since Inception
Seth Misshula	Head Trader and Portfolio Manager of the Sub-Adviser	February 2014
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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BAB	PowerShares Taxable Municipal Bond Portfolio (formerly, PowerShares Build America Bond Portfolio)

Summary Information

Investment Objective

The PowerShares Taxable Municipal Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML US Taxable Municipal Securities Plus Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in taxable municipal securities that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Underlying Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and

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Fitch Ratings, Inc. (“Fitch”)). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding.

The Underlying Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Issuers of “direct pay” Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds must have at least $1 million outstanding to be eligible for inclusion in the Underlying Index.

ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) uses a capitalization weighted methodology, weighting the Underlying Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on such bonds, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal

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securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Liquidity Risk. Taxable municipal debt issues (in particular, Build America Bonds) may be subject to liquidity risk, which occurs when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the

Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

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Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.22% (3rd Quarter 2011)	(5.69)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (11/17/09)
Return Before Taxes	8.20%	4.77%	7.61%
Return After Taxes on Distributions	6.32%	2.75%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	2.69%	5.07%
ICE BofAML US Taxable Municipal Securities Plus Index(1) (reflects no deduction for fees, expenses or taxes)	7.98%	N/A	N/A
Blended—ICE BofAML US Taxable Municipal Securities Plus Index(2) (reflects no deduction for fees, expenses or taxes)	8.06%	4.96%	7.66%
ICE BofAML Build America Bond Index (reflects no deduction for fees, expenses or taxes)	8.06%	4.96%	7.66%
ICE BofAML U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	6.48%	3.50%	5.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.44%

(1)	Effective after market close on May 31, 2017, the Fund’s underlying index became The BofA Merrill Lynch US Taxable Municipal Securities Plus Index (which was subsequently renamed the ICE BofAML US Taxable Municipal Securities Plus Index). Until May 31, 2017, the Fund’s original underlying index was The BofA Merrill Lynch Build America Bond Index (which was subsequently renamed the ICE BofAML Build America Bond Index). Performance information for the “5 Years” and “Since Inception” periods for the ICE BofAML US Taxable Municipal Securities Plus Index is not available because it did not commence calculation and publication until December 1, 2015.
(2)	The data shown as “Blended” is comprised of the performance of the Fund’s original underlying index (ICE BofAML Build America Bond Index) from Fund inception through the index conversion date, May 31, 2017, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2017.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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CLTL	PowerShares Treasury Collateral Portfolio

Summary Information

Investment Objective

The PowerShares Treasury Collateral Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.08%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period since the Fund’s commencement of operations (January 10, 2017) through the end of the Fund’s most recent fiscal year, the Fund did not have a portfolio turnover rate since the Fund invested only in securities that are excluded from portfolio turnover rate calculations.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the components of the Underlying Index.

The Underlying Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds.

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The Underlying Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million. The Underlying Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Underlying Index uses a market capitalization-weighted methodology.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. “Sampling” is an indexing strategy in which the Fund invests in a selected sample of component securities within the Underlying Index that, collectively, has an investment profile similar to that of the Underlying Index as a whole. In managing the Fund, Invesco Advisers, Inc. (the “Sub-Adviser”) selects component securities that are expected to have, in the aggregate, investment characteristics, risk factors and liquidity measures that are similar to, and therefore are representative of, the Underlying Index.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value (“NAV”).

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising in the past year of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees a security only as to the timely payment of interest and principal when held to maturity. Consequently, the market prices of such securities may fluctuate. Because U.S. Treasury Obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Obligations to decline. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Fair Value Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Sub-Adviser (employing the fair value procedures adopted by the Board of Trustees (the

71

“Board”) of the PowerShares Exchange-Traded Fund Trust II (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. As a result, the sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value. Additionally, the market for the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of the Shares and their underlying value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on January 10, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Investment Sub-Adviser. Invesco Advisers, Inc. (the “Sub-Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Laurie Brignac	Senior Portfolio Manager of the Sub-Adviser	Since Inception
Marques Mercier	Senior Portfolio Manager of the Sub-Adviser	Since Inception
Justin Mandeville	Portfolio Manager of the Sub-Adviser	Since Inception
Wesley Rager	Portfolio Manager of the Sub-Adviser	Since Inception

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

On any given day that the Exchange is open, except days that the Exchange is open but U.S. banks are generally closed (e.g. Veterans Day and Columbus Day), the Fund expects to effect creation and redemption orders (delivered in proper form) at different times, depending on when such order is received, as follows (all times Eastern):

•	For creation orders:

•

received before 12:00 p.m. Eastern time: Creation Units are expected to be delivered on that same day (“T+0”) by either 3:00 p.m. Eastern time (for transactions where the AP has advanced full collateral) or by no later than 6:00 p.m. Eastern time (for transactions where the AP has not advanced full collateral).

•	received on or after 12:00 p.m. Eastern time: Creation Units are expected to be delivered on the following Business Day (“T+1”) by no later than 6:00 p.m. Eastern time.

•	For redemption orders:

•	received before 12:00 p.m. Eastern time: redemption proceeds will be issued on T+0 by 3:00 p.m. Eastern time.

•	received on or after 12:00 p.m. Eastern time: redemption proceeds will be issued on T+1 by 3:00 p.m. Eastern time.

On days that the Exchange is open, but U.S. banks are generally closed, all creation orders and redemption orders are expected to settle on T+1.

Additional information about the creation and redemption process is set forth in the Fund’s Statement of Additional Information (“SAI”).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

73

VRP	PowerShares Variable Rate Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Variable Rate Preferred Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of hybrid securities that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) employs a proprietary methodology to select for the Underlying Index issues of preferred stock and hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock based on the inclusion of equity features. To be eligible for inclusion in the

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Underlying Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; (iii) be U.S. dollar denominated and have a tranche that is offered in the U.S.; and (iv) be U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Underlying Index, collectively, to be “Hybrid and Preferred Securities.”

In general, preferred stock is a class of equity security that is so named because it is “preferred” over common stock within an issuer’s capital structure. This preference means that an issuer must pay distributions on its preferred stock before paying dividends on its common stock, and that claims of preferred stockholders to an issuer’s assets are placed ahead of claims of common stockholders when an issuer liquidates. However, as an equity security, preferred stock is junior to an issuer’s various forms of debt. Preferred securities include straight preferred stock, non-cumulative preferred stock, cumulative preferred stock, participating preferred stock, adjustable rate preferred stock, both $25 par value and $1,000 par value preferred securities, trust preferred securities, depositary shares, preference shares, convertible preferred shares and callable preferred shares.

Hybrid securities that are “functionally equivalent” to preferred stock are those securities that, like traditional preferred stock, have preference over the common stock within an issuer’s capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), hybrid securities have the ability to defer dividend payments to stockholders and to extend their maturity dates to different durations.

Variable- or floating-rate securities pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Dividends may be paid on a variable rate percentage of the fixed par value at which the preferred stock is issued, and preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the Hybrid and Preferred Securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Preferred Stock Risk. Preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also faces greater risks of non-payment, as it may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Because of the subordinated position of preferred stock in an issuer’s capital structure, its quality and value depends heavily on an issuer’s profitability and cash flows rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt and equity securities. As with other equity securities, the value of a convertible security tends to decrease as the price of the underlying stock goes down. However, like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities are subject to the same risks as lower-rated debt securities.

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Hybrid Securities Risk. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

Interest Rate and Call Risk. Although a Preferred Security represents an equity interest in a company, a Preferred Security has economic characteristics similar to those of debt securities, and therefore also is subject to many of the risks associated with debt securities, including interest rate risk and call risk. Interest rate risk refers to fluctuations in the value of a Preferred Security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of Preferred Securities may go down, causing the Fund’s assets to decline. The current historically low interest rate environment increases the risk associated with rising interest rates. Additionally, if interest rates fall, it is possible that issuers of callable Preferred Securities will “call” (or prepay) that security before its maturity date. If a call were exercised by an issuer during or following a period of declining interest rates, the Fund likely will be forced to replace that called Preferred Security with a lower yielding security.

Liquidity Risk. Variable- and floating-rate Preferred Securities may be subject to liquidity risk, which occurs when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Risk of Subordinated Debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

Foreign Investment Risk. The Fund’s investments in Preferred Securities of non-U.S. issuers may involve unique risks compared to its investments in U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping than are U.S. issuers, and therefore all material information regarding these issuers may not be available. Additionally, foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in Preferred Securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.98% (1st Quarter 2017)	(2.46)% (4th Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/01/14)
Return Before Taxes	9.71%	5.82%
Return After Taxes on Distributions	7.95%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.92%	3.95%
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (reflects no deduction for fees, expenses or taxes)	10.08%	6.14%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	9.11%	5.73%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	Since Inception
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PVI	PowerShares VRDO Tax-Free Weekly Portfolio

Summary Information

Investment Objective

The PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in securities that are excluded from portfolio turnover rate calculations.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Underlying Index. Bloomberg Index Services Limited (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Underlying Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index that are to be included in the Index must be rated by at least one of the following statistical ratings agencies: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term

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bonds. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. The municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

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Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. Additionally, the

Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. In addition to the above, the Fund’s correlation to its Underlying Index may be adversely affected by a low yield environment.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	(0.04)% (1st, 3rd and 4th Quarters 2014 and 1st, 2nd, 3rd and 4th Quarters 2015 and 1st Quarter 2016)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and

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do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (11/15/07)
Return Before Taxes	0.60%	0.10%	0.61%	0.63%
Return After Taxes on Distributions	0.55%	0.08%	0.60%	0.63%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	0.09%	0.60%	0.63%
Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index(1) (reflects no deduction for fees, expenses or taxes)	0.80%	0.28%	N/A	N/A
Bloomberg Barclays Municipal 1-Year Index (reflects no deduction for fees, expenses or taxes)	0.92%	0.64%	1.48%	1.54%
Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index(2) (reflects no deduction for fees, expenses or taxes)	0.80%	0.28%	0.57%	0.61%

(1)	Effective August 5, 2010, the Fund’s underlying index changed to the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index. Prior to August 5, 2010, the Fund’s original underlying index was the Thomson Municipal Market Data VRDO Index. “10 Years” and “Since Inception” performance for the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is not available because the index did not commence calculation and publication until July 30, 2010.
(2)	The data shown as “Blended” is performance comprised of the performance of the original underlying index (Thomson Municipal Market Data VRDO Index) from Fund inception up to the index conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2017.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 80% of its total assets in securities that comprise its respective Underlying Index (except PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio, each of which will invest at least 90% of its total assets in securities included in its Underlying Index). Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to seek to track the investment results, before fees and expenses, of its Underlying Index. The Adviser (and for PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, the Sub-Adviser) seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each of PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio employs a “full replication” methodology in seeking to track its Underlying Index, meaning that it generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, these Funds may purchase a sample of securities in its Underlying Index.

A “sampling” methodology means that the Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) uses quantitative analysis to select securities from an Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include duration, maturity, credit quality, yield and coupon. When employing a sampling methodology, the Adviser (or Sub-Adviser) bases the quantity of holdings in a Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser (or Sub-Adviser) reserves the right to invest a Fund in as many securities as it believes necessary to achieve the Fund’s investment objective.

Each Fund (other than PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio), because of the practical difficulties and expense of purchasing all of the securities in each Fund’s respective Underlying Index, does not purchase all of the securities in its Underlying Index; instead, such Funds utilize a “sampling” methodology to seek to achieve their respective investment objectives.

There also may be instances in which the Adviser or Sub-Adviser, as applicable, may choose to (i) overweight a component of an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser or Sub-Adviser believe are appropriate to substitute for certain components of an Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index. Each Fund may sell securities included in the applicable Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below in alphabetical order by index name.

Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (PowerShares VRDO Tax-Free Weekly Portfolio)

The Underlying Index for the PowerShares VRDO Tax-Free Weekly Portfolio is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index, and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). To be included in the Underlying Index, constituents must be exempt from federal income tax and the alternative minimum tax applicable to individuals and must be rated by at least one of the following statistical rating agencies at the following minimum ratings: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. As of December 31, 2017, there were 1,327 securities in the Underlying Index. The Index Provider rebalances the Underlying Index on the last trading day of the month, with individual bonds weighted by market value. The Fund is rebalanced in accordance with the Underlying Index.

DB Global Short Maturity High Yield Bond Index (PowerShares Global Short Term High Yield Bond Portfolio)

The Underlying Index for the PowerShares Global Short Term High Yield Bond Portfolio is designed to track the performance of a select group of short-term, U.S. dollar-denominated, non-investment grade bonds that are issued by U.S. and foreign corporations, as well as by sovereign, sub-sovereign or quasi-government entities. Rule 144A securities, private placements, municipal bonds, Brady bonds, restructured bonds and covered, senior secured and subordinate notes are excluded from the Underlying Index.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) be rated by at least one of S&P, Moody’s or Fitch; (iii) be rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+”); (iv) have not been marked as defaulted by any rating agency; (v) have three years or less to maturity; (vi) have a

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minimum amount outstanding of at least $250 million; and (vii) have a fixed coupon.

The Index Provider calculates the cumulative weight of bonds issued by each country. The cumulative weight of bonds from any one country will not exceed 40% of the weight of the Underlying Index. The Index Provider weights the constituents equally on an annual basis and rebalances the Underlying Index quarterly on the last calendar day of the month in February, May, August and November. If a bond reaches maturity, defaults or no longer meets the Underlying Index’s eligibility criteria, the Index Provider will remove it from the Underlying Index, but will keep the redemption value of that bond in the Underlying Index as cash until the next rebalancing date. The Fund is rebalanced in accordance with the Underlying Index.

Valuation data regarding the Underlying Index is available via the DB website at http://index.db.com and Bloomberg, L.P.

DBIQ Emerging Market USD Liquid Balanced Index (PowerShares Emerging Markets Sovereign Debt Portfolio)

The Underlying Index for PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad “Underlying Index Membership,” which represents all of the bonds eligible for inclusion in the Underlying Index. The Index Provider first establishes a list of eligible countries on an annual basis based on ratings, size, liquidity and other considerations. Once the list of countries is set, the Index Provider generates the “Underlying Index Membership” by applying the criteria described below to all outstanding bonds:

•	Issued in U.S. dollars;

•	Sovereign bond;

•	At least three years remain to maturity at the time of selection;

•	Outstanding amount of $500 million or greater;

•	Fixed coupon bond; and

•

Not a domestic issue, Rule 144A security, private placement, Brady Bond, restructured bond, bond in default, floating/variable coupon bond, sinking bond, callable bond, putable bond, zero coupon/zero coupon step-up bond, bond without cash flows, convertible, inflation linked, other index-linked, cum or ex-warrant, floating rate note with coupon cap, perpetual or accrued only bond.

The second phase of the construction process seeks to optimize both potential performance and liquidity, while limiting turnover within the Underlying Index constituents. The Index Provider seeks to achieve this by selecting one to three bonds (and seeks to select three bonds) for each eligible country from the “Underlying Index Membership” according to the following criteria:

(1)	Each emerging market country with at least one eligible security will be included in the Underlying Index;

(2)	Each emerging market country cannot have more than three securities included from the “Underlying Index Membership” list;
(3)	Bonds within each emerging market country are selected on the basis of potential outperformance;

(4)	Each eligible emerging market country included with at least two bonds will be given an equal weighting in the Underlying Index and with at least one bond will be given half this weight in the Underlying Index annually on the calendar day before March 1; and

(5)	Within each eligible emerging market country, each bond is given an equal market value weight annually on the calendar day before March 1.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country.

The Underlying Index is rebalanced quarterly on the last calendar day in February, May, August and November. The Index Provider generates the Underlying Index Membership on a quarterly basis, five business days before the last business day of February, May, August and November of each year. Further monthly selection observations are made to ensure that bonds meet the default and notional outstanding eligibility criteria. If a bond is in default, the Index Provider will remove all bonds from that country at the next rebalancing, which occurs on the last calendar day of each month. The Fund is rebalanced in accordance with the Underlying Index.

The Index Provider will re-invest the cash proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via the DB website at http://index.db.com and Bloomberg, L.P.

FTSE Custom Dim Sum (Offshore CNY) Bond Index (PowerShares Chinese Yuan Dim Sum Bond Portfolio)

The FTSE Custom Dim Sum (Offshore CNY) Bond Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. FTSE Fixed Income LLC (the “Index Provider”) rebalances the Underlying Index on the last trading day of the month. The Fund is rebalanced in accordance with the Underlying Index.

ICE BofAML California Long-Term Core Plus Municipal Securities Index (PowerShares California AMT-Free Municipal Bond Portfolio)

The ICE BofAML California Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount

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outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). ICE Data Indices, LLC (the “Index Provider”) excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

ICE BofAML Core Plus Fixed Rate Preferred Securities Index (PowerShares Preferred Portfolio)

The ICE BofAML Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated at least B3 (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, must have a minimum amount outstanding of $100 million and must have at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity as of the rebalancing date. Fixed-to-floating rate securities qualify for inclusion in the Underlying Index, provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index includes preference shares (perpetual preferred securities), ADRs, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction (“DRD”)-eligible and non-DRD eligible preferred stock and senior debt. ICE Data Indices, LLC (the “Index Provider”) excludes from the Underlying Index auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities, credit default swaps and $1,000 par securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are included.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

ICE BofAML National Long-Term Core Plus Municipal Securities Index (PowerShares National AMT-Free Municipal Bond Portfolio)

The ICE BofAML National Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). ICE Data Indices, LLC (the “Index Provider”) excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

ICE BofAML New York Long-Term Core Plus Municipal Securities Index (PowerShares New York AMT-Free Municipal Bond Portfolio)

The ICE BofAML New York Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). ICE Data Indices, LLC (the “Index Provider”) excludes Single-Family

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Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Accrued interest is calculated assuming next-day settlement. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

ICE BofAML US Taxable Municipal Securities Plus Index (PowerShares Taxable Municipal Bond Portfolio)

The ICE BofAML US Taxable Municipal Securities Plus Index tracks the performance of U.S. dollar-denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions in the U.S. market. Securities eligible for inclusion in the Underlying Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s, S&P and Fitch). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The call date on which a pre-refunded bond will be redeemed is used for purposes of determining qualification with respect to final maturity requirements.

All Rule 144A securities, both with and without registration rights, and all defaulted securities are excluded from the Underlying Index. However, the Underlying Index may include Build America Bonds, so long as such bonds are “direct pay” (i.e., a direct federal subsidy is paid to the issuer). The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds must have at least $1 million outstanding to be eligible for inclusion in the Underlying Index. Original issue zero coupon bonds also qualify for inclusion in the Underlying Index.

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index.

ICE Data Indices, LLC (the “Index Provider”) rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

ICE U.S. Treasury Short Bond Index (PowerShares Treasury Collateral Portfolio)

ICE U.S. Treasury Short Bond Index measures the performance of U.S. Treasury Obligations with a term to maturity of between one month and 12 months. The Underlying Index includes all publicly-issued, non-convertible U.S. Treasury Obligations (which include U.S. Treasury notes, U.S. Treasury bills and bonds) that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million. The Underlying Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee and STRIPS. The Underlying Index uses a market capitalization-weighted methodology.

ICE Data Indices, LLC (the “Index Provider”) rebalances the Underlying Index on the last business day of each month. No changes are made to constituent holdings at any other time during the month. The Fund is rebalanced in accordance with the Underlying Index.

NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (PowerShares LadderRite 0-5 Year Corporate Bond Portfolio)

The NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index is designed to track a basket of investment grade bonds issued by U.S. and foreign corporations. The Underlying Index uses an equally weighted annual maturity ladder with bond durations up to five years until maturity.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) be rated as “investment grade” by at least any one of S&P, Moody’s or Fitch (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Underlying Index. As of the date of this Prospectus, the Underlying Index may include bonds from companies domiciled in the United States, Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Regulation S bonds, Rule 144A bonds, Eurodollar, bonds, retail bonds, floating rate bonds, zero coupon bonds, convertible bonds, bonds cum or ex-warrant, bonds with one cash flow only, inflation- or index-linked bonds, bonds guaranteed by an agency, national or

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supranational government securities and perpetual securities are excluded from the Underlying Index.

Nasdaq, Inc. “(the Index Provider”) initially separates each constituent bond into groups based on each year of maturity (each, a “maturity tranche”), with equal weights being given to each maturity tranche. Within each maturity tranche, the Index Provider employs a market value weighting methodology to weight individual positions. On the last calendar day of each month, the Index Provider will rebalance each maturity tranche to incorporate any new bonds that qualify for inclusion (subject to a minimum seasoning period of 90 days for new securities) and to remove any bonds that no longer qualify for inclusion. On a monthly basis, the Index Provider rebalances the Underlying Index only if the maturity allocations have moved beyond limits set by the Index Provider. Once added to the Underlying Index, a bond will be held to maturity unless it ceases to meet the criteria for inclusion. If a bond pays a coupon, is called or reaches maturity, the Index Provider will keep the value of the proceeds as cash until the next rebalancing date. The Fund is rebalanced in accordance with the Underlying Index.

RAFI® Bonds U.S. High Yield 1-10 Index (PowerShares Fundamental High Yield® Corporate Bond Portfolio)

The Underlying Index for PowerShares Fundamental High Yield® Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. The Underlying Index is rebalanced on the last trading day of every month and weights its constituents annually on March 31 according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value of assets) to the aggregate sales (or cash flow, dividends or book value of assets) across all companies in the sample unverse. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. Companies that receive a negative composite weight will be removed from the Underlying Index. Each issue must be rated Ba1/BB+ or lower by either Moody’s or S&P, but not below B3/B-by either Moody’s or S&P. Bonds that fall outside this range due to intra-month rating upgrades or downgrades are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are eligible for inclusion in the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. As a result, the Underlying Index will have up to two bonds per issuer. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue.

RAFI® Bonds U.S. Investment Grade 1-10 Index (PowerShares Fundamental Investment Grade Corporate Bond Portfolio)

The Underlying Index for PowerShares Fundamental Investment Grade Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds with greater than one year to maturity qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. The Underlying Index is rebalanced on the last trading day of every month and weights its constituents annually on March 31 according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value of assets) to the aggregate sales (or cash flow, dividends or book value of assets) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. Companies that receive a negative composite weight will be removed from the Underlying Index. Each issue must be rated BBB/Baa and higher by both Moody’s and S&P. Split-rated bonds are ineligible if either agency’s rating is below BBB/Baa. Bonds that are downgraded below BBB/Baa during the month are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are eligible for inclusion in the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue. As a result, the Underlying Index will have up to two bonds per issuer.

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (PowerShares 1-30 Laddered Treasury Portfolio)

The Underlying Index for the PowerShares 1-30 Laddered Treasury Portfolio is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates

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that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted. The Index Provider selects a February maturity for each annual maturity, and rebalances the Underlying Index on the close of business on February 15, if February 15 is not a business day, rebalance will occur as of the close of business on the next business day following February 15. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists, then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. As of the date of this Prospectus, there are no bonds for the years 2032 through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years, they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity bond so that there will be a continuous maturity “laddered” portfolio of approximately 30 securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. The Fund is rebalanced in accordance with the Underlying Index.

S&P International Corporate Bond Index® (PowerShares International Corporate Bond Portfolio)

The Underlying Index for PowerShares International Corporate Bond Portfolio is constructed from Eurobonds and global bonds issued in Euros and British Pounds, and domestic corporate bonds denominated in the Australian Dollar, Canadian Dollar, Japanese Yen, New Zealand Dollar, Norwegian Krone, Swedish Krona and Swiss Franc. To be included in the Underlying Index, a bond must be issued by a non-U.S. corporation. The country of the issuer must be a “developed country,” as classified by the Bank for International Settlements in its international debt securities statistics, and a “developed market” under the S&P Dow Jones Indices’ Country Classification. Only non-U.S. dollar, G10 currency denominated bonds are eligible for inclusion in the Underlying Index. Each bond must have a fixed non-zero coupon rate and a maturity date greater than one year from the last business day of the month of inclusion, and the total outstanding value of such bond must meet a minimum issuance threshold based on the bond’s currency. The threshold may change depending on market conditions. Each bond also must be rated investment grade by Moody’s or S&P. A bond’s lower rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The Index Provider excludes debt issued by governments, government agencies, State or any other form of public debt, and corporate debt with a government guarantee or any form of public guarantee from inclusion in the Underlying Index.

The Index Provider weights constituents by respective market values in U.S. dollars and rebalances the weights on the last trading day of each month. In addition, the Index Provider rebalances the Underlying Index annually on the last trading day each September. At each monthly rebalancing, single currency exposure is capped at 50%. At each annual rebalancing, if there are more than ten eligible bonds for a given currency, the Index Provider will remove 25% of the lowest-yielding eligible bonds denominated in that currency with the number of bonds subject to removal rounded down to the nearest integer. The Index Provider first calculates the weight of a bond by dividing the outstanding Underlying Index market value for the bond by the total outstanding Underlying Index market value for the eligible universe, converting all figures to U.S. dollars using spot foreign exchange rates as of the monthly rebalancing date. Then, the Index Provider calculates the aggregated weight for each currency. If the aggregated weight for a currency is more than 50%, the Index Provider modifies the weighting of each bond in this currency so that the modified aggregated weight for this currency is at 50%. The excess weight above the 50% cap is distributed to the remaining currencies according to each currency’s aggregated weight. The Fund is rebalanced in accordance with the Underlying Index.

S&P/LSTA U.S. Leveraged Loan 100 Index (PowerShares Senior Loan Portfolio)

The Underlying Index for PowerShares Senior Loan Portfolio consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (“LLI”), which covers more than 1,224 facilities.

Index Eligibility

All syndicated leveraged loans covered by the LLI universe are eligible for inclusion in the Underlying Index. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion in the LLI:

•	Senior secured loan;

•	Minimum initial term of one year;

•	Minimum initial spread of 125 basis points over LIBOR; and

•	U.S.-dollar-denominated.

Par Amount Outstanding. Loan facilities included in the Underlying Index are among the largest loan facilities from the LLI universe in terms of par amount outstanding. The minimum par amount for the LLI universe is $50 million.

Domicile. The Underlying Index covers all issuers regardless of origin; however, all facilities must be denominated in U.S. dollars.

2% Loan Cap. At each weekly review, facilities that exceed 2% of the market capitalization weight of the Underlying Index are reduced to 1.90%.

Index Committee

The Underlying Index is rules based. The Index Committee maintains the index and is comprised of employees of S&P Dow Jones Indices and Leverage Commentary & Data. The Index Committee is solely responsible for all matters relating to methodology, maintenance, constituent selection and index procedures. The Index Committee makes decisions based on all available information and discussions are kept confidential to avoid any unnecessary impact on market trading.

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Timing of Changes

•	Deletions. Facilities are retired when they are no longer priced by LSTA/LPC Mark-to-Market Pricing or when the facility is repaid.

•

Additions. An index addition is generally made only if a vacancy is created by an index deletion. Index additions are reviewed (and rebalanced, as necessary) on a weekly basis and are made according to par outstanding and overall liquidity. Liquidity is determined by the par outstanding and number of market bids available.

•

Rebalancing. The Underlying Index is rebalanced semi-annually to avoid excessive turnover, but reviewed weekly to reflect pay-downs and ensure that the index portfolio maintains 100 loan facilities. At the weekly review, the Underlying Index Committee re-weights constituents to maintain the 2% Loan Cap. The Underlying Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. The Underlying Index is rebalanced effective after the close of trading on the last business day in June and December. The Fund is rebalanced in accordance with the Underlying Index.

S-Network Composite Closed-End Fund IndexSM (PowerShares CEF Income Composite Portfolio)

For PowerShares CEF Income Composite Portfolio, the Index Provider reconstitutes and rebalances the Underlying Index quarterly, on the last trading day of March, June, September and December. The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Underlying Index from a universe of approximately 350 closed-end funds that:

(i)	are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds;

(ii)	have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector;

(iii)	trade on a recognized North American stock exchange that provides a “last closing price;”

(iv)	have a minimum capitalization value greater than $100 million; and

(v)	have an average daily turnover of more than $500,000 per day for the three months prior to the second Friday of the rebalancing month (“Record Date”).

A constituent in the Underlying Index also must maintain a total expense ratio below a certain threshold, which will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the Record Date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 25% of the eligibility threshold. The Index Provider will delete any current constituent from the Underlying Index that exceeds the eligibility threshold by more than 25%.

The Index Provider weights Underlying Index constituents based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Index Provider will exclude from the Underlying Index closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents) or more to their NAVs for the 10 business days prior to the Record Date and closed-end funds whose market capitalization falls below $75 million on the Record Date.

Underlying Index values are calculated each trading day and are distributed over the New York Stock Exchange Global Index Feed between the hours of approximately 9:30 a.m. and 4:15 p.m., Eastern Time, under the symbol “CEFX.” Underlying Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index’s website (www.closedendfundindex.com) prior to the open on the next business day following the rebalancing date. The Index Provider will issue a press announcement identifying additions and deletions to the Underlying Index no later than the Monday following the third Friday of the rebalancing month. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. The Fund is rebalanced in accordance with the Underlying Index.

Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (PowerShares Variable Rate Preferred Portfolio)

The Underlying Index is designed to track the performance of certain preferred stock and other hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, that meet certain criteria. Securities eligible for inclusion in the Underlying Index may be issued by either U.S.-based or foreign issuers and must:

(i)	maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding;

(ii)	have floating or variable dividends or coupons;

(iii)	be U.S.-dollar denominated and have a tranche that is offered in the U.S.; and

(iv)	be U.S. registered (or otherwise exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)).

In addition, securities that constitute 75% of the Underlying Index must have a minimum monthly trading volume of at least 250,000 trading units or a minimum notional volume traded per month of $25 million.

The Underlying Index excludes auction rate securities, contingent capital securities, private placement securities, Rule 144A securities, securities subject to sinking fund provisions, shares in

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closed-end funds, municipal securities, tender option bonds or repackaged securities linked to a security, a basket of securities or an index. The Underlying Index also excludes securities issued by a special purpose vehicle, such as a collateralized mortgage obligation, a collateralized debt obligation or a collateralized loan obligation.

The Underlying Index is calculated by NYSE Arca, Inc. (“NYSE Arca”), with whom the Index Provider has contracted, using a market capitalization-weighted methodology based on a pool of Hybrid and Preferred Securities identified by the Index Provider in accordance with the terms of its methodology. No more than 45% of the total weight of the Underlying Index can be comprised of the sum of issuers of component Hybrid and Preferred Securities whose individual weighting in the pool exceeds 4.5%. If the 45% cap is breached, all the issuers of component Hybrid and Preferred Securities are ranked in descending order of their weights and the first security that causes the 45% limit to be breached will have its weight reduced either until the rule is satisfied or the weight of that issuer relative to the pool reaches 4.5%. If that issuer has multiple component securities included in the Underlying Index, all classes of the Hybrid and Preferred Securities of that issuer will be reduced on a pro-rata basis determined by market capitalization. Further, that issuer’s excess weight is proportionally redistributed to all issuers with weights below 4.5%. This process will be repeated until the 45% rule is satisfied. (The 4.5% weight limit above applies to issuers, not constituent securities. A constituent security may represent more than 4.5% of the Underlying Index.)

The Underlying Index is rebalanced at the close of the last trading day each calendar month on NYSE Arca. All outstanding Hybrid and Preferred Securities are tested for suitability based on eligibility criteria. Securities that become ineligible are not removed until a rebalancing date except in the case of material events. Rebalancing also can occur at other times, following specific material events, such as forced redemption, tenders, calls, conversions, green-shoes, overallotments, re-openings, rights offerings, stock splits or mergers, and suspension from trading on an exchange. The Index Provider may, but is not required to, remove a constituent security from the Underlying Index upon the occurrence of other material events, including in the event that an issuer has become subject to, or is reasonably likely to become subject to, a bankruptcy, conservatorship or similar event or proceeding; an event has occurred that is reasonably likely to adversely impact the tax treatment to a U.S. taxpayer holder that is invested in an instrument linked to the Underlying Index or an event has occurred that materially adversely affects the ability of NYSE Arca to value the security. The Fund is rebalanced in accordance with the Underlying Index.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Authorized Participant Concentration Risk

Only APs may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Banking Industry Concentration Risk

Certain Funds invest in banks, which are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may affect adversely the profitability or viability of banks. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Build America Bonds Risk

Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax

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free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only were authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

California Municipal Securities Risk

Because PowerShares California AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and regulatory factors within the State of California than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

The California economy continues to benefit from broad-based growth, and in recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals which were accumulated in order to balance budgets in prior years.

Despite the recent significant budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the significant unfunded liabilities of the State’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and California also has significant unfunded liability with respect to other post-employment benefits. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, certain funds may have to replace such called security with a lower yielding security. If that were to happen, certain funds’ net investment income could fall.

Capital Controls Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Cash Transaction Risk

Unlike most ETFs, certain Funds effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of each Fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Certain funds may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing Fixed-Income Market Conditions Risk

Each Fund (except for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio) invests in fixed-income securities, which are subject to interest rate risk. The current historically low interest rate environment was created in part by the FRB and certain foreign central banks keeping the federal funds and equivalent foreign rates at, or near below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. In addition, because of changing central bank policies, a Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs and potentially lower the Fund’s returns.

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Collateral Securities Risk

PowerShares Senior Loan Portfolio may invest in money market funds to provide liquidity or to accommodate unusually large cash inflows or redemptions. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.

Commodity Pool Risk

Because of the types of investments in the Underlying Funds in which PowerShares CEF Income Composite Portfolio invests, the Fund’s investments may cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser already is registered as a CPO, and the Fund will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. Moreover, registration as a CPO subjects the adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO.

The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. As a result of CFTC regulations, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

Convertible Securities Risk

A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Currency Risk

Because each Fund’s NAV is determined in U.S. dollars, certain Funds’ NAVs could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing certain funds’ overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which certain funds invest, causing an adverse impact on such Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Much of the income that certain funds receive will be in denominated in foreign currencies. However, the Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that each Fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

PowerShares Chinese Yuan Dim Sum Bond Portfolio invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Emerging Markets Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio invests in emerging markets sovereign debt. Investments in emerging markets sovereign debt carry a number of risks. Government

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obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, certain funds may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which certain funds will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Fair Value Risk

For the PowerShares Treasury Collateral Portfolio, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Sub-Adviser (employing the fair value procedures adopted by the Board of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. As a result, the sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value. Additionally, during periods of market stress, the market for the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings. Such reduced liquidity may cause a difference in the market price of the Fund’s Shares as compared to its holdings.

PowerShares Treasury Collateral Portfolio relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may affect the Fund’s ability to effect creations and redemptions on a T+0 or T+1 basis, respectively.

Financial Institutions Risk

PowerShares Preferred Portfolio’s investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution. In addition, certain financial institutions are undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to their regulatory framework. The deterioration of the credit markets in recent years has caused an adverse impact on a broad range of financial markets, including mortgage, asset-backed, auction rate and other markets, thereby causing certain financial institutions to incur large losses. Certain financial institutions have experienced declines in the valuation of their assets and have even ceased operations.

Fixed-Income Securities Risk

Each Fund (except for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio) invests in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, certain funds may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, certain funds are subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting certain funds’ returns.

Foreign Investment Risk

PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Variable Rate Preferred Portfolio’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and

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political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact certain funds’ ability to invest in foreign securities or may prevent certain funds from repatriating its investments. In addition, certain funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fund of Funds Risk

Because PowerShares CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Geographic Concentration Risk

Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time. A natural or other disaster could occur in the geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that geographic region and adversely impact a Fund’s investments in the affected region. In particular:

Asia Pacific Economic Risk

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which a Fund may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Funds may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the energy, agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

Central and South American Economic Risk

High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Economic Risk

The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

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In a 2016 referendum, citizens in the United Kingdom voted to withdraw from the EU. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

North American Economic Risk

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by Underlying International Equity ETFs that invest in this region.

Global Bonds Risk

Certain Funds invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact certain funds’ abilities to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, certain funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Hybrid Securities Risk

PowerShares Variable Rate Preferred Portfolio may invest in hybrid securities. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics to a debt security, convertible security, or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). Hybrid securities are functionally equivalent to preferred stock and are issued and trade in a manner similar to traditional perpetual preferred stock. Such hybrid securities generally have a lower par amount, may allow the issuer to defer interest or dividend payments and are equal to preferred shares or the lowest level of subordinated debt in terms of claims to an issuer’s assets in the event of liquidation. Also, the price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time.

An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security or preferred stock. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid security. Hybrid securities potentially are more volatile and carry greater market and liquidity risks than traditional equity securities. Holders of hybrid preferred securities have limited voting rights to control the activities of the issuer. The purchase of hybrid preferred securities also may expose certain funds to the credit risk of their issuer, and, depending on the level of the Fund’s investment in such hybrid securities, these risks may cause significant fluctuations in the Fund’s NAV. Hybrid securities also may carry liquidity risk, since the instruments are often “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be small.

Index Risk

Unlike many investment companies that are “actively managed,” the Funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, the Funds would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, certain funds may be forced to sell shares of the security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, certain funds’ performance could be lower than other types of mutual funds that actively manage their portfolio assets to take advantage of market opportunities.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that

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an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not industry- or sector based limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry or sector; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry or sector. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. Information about the Funds’ exposure to a particular industry or sector is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Interest Rate and Call Risk

Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of preferred securities may go down, causing certain funds’ assets will decline. The current historically low interest rate environment increases the risk associated with rising interest rates.

Issuer-Specific Changes Risk

The performance of a Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that a Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Market Risk

Securities in each Underlying Index are subject to market fluctuations, and a Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

Each Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although the Shares of each Fund are listed for trading on a securities exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained by market makers or APs, that the Shares will continue to trade on any such exchange or that the Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to a Fund’s NAV.

As a result, an investor could lose money over short or long periods. Additionally, in stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a variance in the market price of the Shares and their underlying value.

Municipal Insurance Risk

A portion of the municipal securities held by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance) or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue, whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the

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securities insured by that insurance company and on the municipal markets as a whole.

Municipal Securities Risk

PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

New York Municipal Securities Risk

Because PowerShares New York AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds the Fund holds. The growth rate of New York has at times been somewhat slower than the nation overall. Various financial, social, economic and political factors, including the outcome of pending litigation including the state or its localities, also may affect the economic and financial condition of New York.

Non-Correlation Risk

A Fund’s returns may not match the return of its Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. If a Fund has recently commenced operations or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if a Fund used a sampling approach, it may result in returns that are not as well-correlated with the returns of its Underlying Index as would be the case if the Fund purchased all of the components of its Underlying Index in the proportions represented in the Underlying Index.

The performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. Additionally, a Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain components of its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact certain funds’ ability to track its Underlying Index. For example, in regulated industries or, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, certain funds may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

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The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or because of low assets (particularly when a Fund is new and has operated for only a short period).

Non-Diversified Fund Risk

Certain Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. For such Funds, changes in the market value of a single investment could cause greater fluctuations in the Share price of those Funds than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Investment Grade Securities Risk

Each of PowerShares CEF Income Composite Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio invests in non-investment grade securities. The risk of investing in non-investment grade securities is a form of credit risk. Securities that are rated non-investment grade, commonly known as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities rated may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, certain funds may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of certain funds’ Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Not a Money Market Fund Risk

The PowerShares Treasury Collateral Portfolio is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Offshore Investor Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, there are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Preferred Stock Risk

PowerShares Preferred Portfolio and PowerShares Variable Rate Preferred Portfolio may invest in preferred stock. Preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If certain funds own a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.

Prepayment Risk

The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by PowerShares Senior Loan Portfolio. During periods of declining interest rates, the

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borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower-yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Privately Issued Securities Risk

The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Securities Act”). Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of holdings in Puerto Rican municipal obligations by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In the past several years, ratings organizations have downgraded securities issued by Puerto Rico or its agencies and instrumentalities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Funds could be adversely affected. Additionally, natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

Reinvestment Risk

Proceeds from a current investment of PowerShares Senior Loan Portfolio, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Risk of Investing in Loans

For PowerShares Senior Loan Portfolio, investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most loans go down. When the general level of interest rates goes down, the prices of most loans go up.

Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Loans are subject to varying degrees of credit risk. All or a portion of the loans in which the Fund invests may be non-investment grade, which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the borrower. Loans rated or deemed to be of below investment grade quality are considered to have speculative characteristics. The value of lower quality loans can be more volatile due to increased sensitivity to adverse borrower, political, regulatory, market or economic developments. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio loans of borrowers that have filed for bankruptcy protection.

Although the loans in which the Fund invests generally are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. As a result, the Fund may not receive payments to which it is entitled.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

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Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it would negatively affect the Fund’s investment. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. To the extent that a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. In addition, there is generally less readily available, reliable information about most loans than there is for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be subordinated structurally to obligations of the borrower’s subsidiaries.

From time to time, the occurrence of one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market. Such conditions, or other similar conditions, may adversely affect the value of loans, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity.

Risk of Investing in Loans to Non-U.S. Borrowers

PowerShares Senior Loan Portfolio may invest all or a portion of its assets in loans of non-U.S. borrowers. The value of the Fund’s investments in loans of non-U.S. borrowers may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign borrowers generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, generally there is less publicly available information about foreign borrowers than about U.S. companies.

Risks of Investing in Closed-End Funds

The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that certain funds invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which certain funds may invest may be leveraged. As a result, certain funds may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities

(and, indirectly, the long-term returns of the Shares) will be diminished.

Risks of Loan Assignments and Participations

As the purchaser of an assignment, PowerShares Senior Loan Portfolio typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Risk of Subordinated Debt

Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Claims of creditors of such subsidiaries and associated companies will have priority over the issuer and the Fund to the assets of those subsidiaries and associated companies. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

Sampling Risk

Each Fund (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio) may use a representative sampling approach. A Fund’s use of a representative sampling approach could result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that a Fund holds could result in a greater decline in a Fund’s NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater. In addition, by sampling the securities in

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an Underlying Index, a Fund faces the risk that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s Underlying Index, thereby increasing tracking error.

Senior Loans Risk

PowerShares Senior Loan Portfolio invests in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce PowerShares Senior Loan Portfolio’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of PowerShares Senior Loan Portfolio to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Short-Term and Intermediate-Term Bond Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in bonds with a short term (i.e., three years or less) until maturity, and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio invests in bonds with a short term or intermediate term (i.e., five years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short- and intermediate-term fixed-income securities generally provide lower returns than longer-term fixed-income securities. The average maturity of the Funds’ investments will affect the volatility of the Funds’ share price.

Small- and Mid-Capitalization Company Risk

PowerShares CEF Income Composite Portfolio, PowerShares Preferred Portfolio and PowerShares Variable Rate Preferred Portfolio may invest in small- and mid-capitalization companies. Investing in securities of small- and/or mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, small- and mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, small- and mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sovereign Debt Risk

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio may invest in sovereign debt. Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, certain funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. If certain funds are a holder of government debt, it may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Sub-Sovereign Debt Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in sub-sovereign government bonds, which represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other than sovereign governments. In addition to the risks of investing in sovereign debt generally, investing in sub-sovereign debt includes the risk that such investments may or may not be issued by, or

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guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing sub-sovereign foreign entity.

State-Specific and U.S. Territories’ Concentration Risk

Each of PowerShares California AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolios will be less diversified geographically than certain funds investing across many states and therefore has greater exposure to adverse economic and political changes in New York, California and Puerto Rico, as applicable.

Supranational Entities Risk

PowerShares Global Short Term High Yield Bond Portfolio may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Tax Risk

For PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, there is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by that Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. The Index Providers for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio rely on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

U.S. Government Obligation Risk

PowerShares 1-30 Laddered Treasury Portfolio may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United

States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury Obligations Risk

PowerShares Treasury Collateral Portfolio will invest in obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of the securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

In addition, changes in the credit rating or financial condition of the U.S. Government may cause the value of U.S. Treasury securities to decline. On August 5, 2011 S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s holdings of U.S. Treasury obligations to decline.

Valuation Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares LadderRite 0-5 Year Corporate Bond Fund, financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by certain funds. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that certain funds could sell a portfolio security for the value established for it at any time, and it

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is possible that certain funds would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk

Certain Funds will invest in securities of foreign issuers and, because foreign exchanges may be open on days when the Funds do not price their Shares, the value of the non-U.S. securities in each Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Variable Rate Debt Obligations Risk

For PowerShares VRDO Tax-Free Weekly Portfolio, there may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the remarketing agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

When Issued and Delayed Delivery Transactions Risk

PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Underlying Funds Risk

PowerShares CEF Income Composite Portfolio may invest in certain closed-end Underlying Funds and, as such, faces certain risks that apply to the Underlying Funds in which it invests. These risks include the following:

Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised,

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the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund’s capital appreciation potential on the underlying security.

Over-the-counter (“OTC”) options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call optionls cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Underlying Fund could lose more than the amount it invests. Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are

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typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Underlying Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Underlying Fund’s returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent on a pro rata basis. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

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Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Developments in Financial Markets Risk. The developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Underlying Funds’ investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of an Underlying Fund’s portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

The instability in the financial markets in recent years has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or the issuers of the securities in which the Underlying Funds invest, in unforeseeable ways that could have a material adverse effect on an Underlying Fund’s business and operations. Such legislation or regulation could limit or preclude the Underlying Fund’s ability to achieve its investment objectives. Furthermore, volatile financial markets can expose the Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Underlying Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Underlying Funds.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Non-Principal Investment Strategies

Each Fund, after investing at least 80% (and, for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio, at least 90%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities (including other funds) not included in its Underlying Index, and in money market instruments, including repurchase agreements or other funds that invest

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exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by certain funds in seeking performance that corresponds to its respective Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with a syndicate of lending banks that allows the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

In accordance with 1940 Act rules, each Fund (except PowerShares CEF Income Composite Portfolio) has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in certain types of securities (e.g., fixed income or preferred securities) or in securities of companies in an industry, country or geographical region, as applicable, that is suggested by its name (for each Fund, an “80% investment policy”). Each of these Funds (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio will meet its 80% investment policy by investing at least 80% of its total assets in such securities.

Each Fund considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Therefore, each Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% (and for PowerShares Variable Rate Preferred Portfolio, at least 90%) of the value of its total assets in securities that comprise its respective Underlying Index, in accordance with the terms of the Trust’s exemptive relief.

The 80% investment policy of each applicable Fund (except that of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) constitutes a non-fundamental policy. The Board of Trustees (the “Board”) of the Trust may change the 80% investment policy for such Funds at any time without shareholder approval upon 60 days’ written notice to shareholders.

The 80% investment policy of each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free

Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ written notice to shareholders.

Each Fund’s investment objective constitutes a non-fundamental policy. The Board may change this non-fundamental policy without shareholder approval at any time upon 60 days’ prior written notice to shareholders.

The complete list of fundamental and non-fundamental policies of the Funds is set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund (except PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio) may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

Securities Lending

Each of PowerShares CEF Income Composite Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Variable Rate Preferred Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

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Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Index Provider Risk

Each Fund seeks to track the investment results, before fees and expenses, of its Underlying Index, as published by its Index Provider. There is no assurance that an Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While an Index Provider gives descriptions of what the Underlying Index is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with an Index Provider’s errors will generally be borne by a Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from such Underlying Index at any time in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from its Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, an Index Provider may carry out additional ad hoc rebalances to an Underlying Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalance its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by an Index Provider may increase a Fund’s costs and market exposure.

Money Market Securities Risk

Money market funds are subject to management fees and other expenses, and a Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that a Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, under recent amendments to money market fund regulations under the 1940 Act, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Those rule amendments also permit money market funds to impose liquidity fees and redemption gates for use in times of market stress. If a Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument as a result of the rule amendments may negatively affect the Fund’s return potential.

Repurchase Agreement Risk

A repurchase agreement is an instrument under which the purchaser (i.e., the PowerShares Treasury Collateral Portfolio) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund, but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Risks of Investing in Russia

Investing in Russian securities involves significant risks, including the risk that the Fund’s ownership in securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and the risk that the Fund may not be able to pursue claims on behalf of its shareholders because Russian banking institutions and registrars are not guaranteed by the Russian government.

The United States and the EU, along with a number of countries (collectively, the “Sanctioning Bodies”), have imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian

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securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Fund to buy, sell, receive or deliver those securities.

If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs. Also, if an affected security is included in the Fund’s Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing a sampling strategy to seek to track its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error. These sanctions also may lead to changes in the Fund’s Underlying Index. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Fund to invest in, or increase the Fund’s investments in, depositary receipts that represent the securities of the Underlying Index. These investments may result in increased transaction costs and increased tracking error.

Both current and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Funds’ holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which a Fund trades. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Structured Notes Risk

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Trading Issues Risk

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on either NYSE Arca, Inc. (the “NYSE Arca”) or The NASDAQ Stock Market LLC (“NASDAQ”), (together, the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the relevant Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges’ “circuit breaker” rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of each Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk

For the PowerShares Treasury Collateral Portfolio. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind (except PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim

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Sum Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, which are issued and redeemed principally for cash) in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Because the PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, investments in Shares of such Funds may be less tax efficient than conventional ETFs.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Funds’ Underlying Indexes. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.powershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust, a family of ETFs, with combined assets under management of approximately $77.1 billion as of January 31, 2018.

Invesco Advisers, Inc. (“Invesco Advisers”) serves as the sub-adviser for PowerShares Treasury Collateral Portfolio and Invesco

Senior Secured Management, Inc. (“Invesco Senior Secured” and together with Invesco Advisers, the “Sub-Advisers” and each, a “Sub-Adviser”), serves as the sub-adviser for PowerShares Senior Loan Portfolio. Each Sub-Adviser is a registered investment adviser and is a subsidiary of Invesco Ltd., the parent company of the Adviser.

Invesco Advisers serves as the investment sub-adviser to the PowerShares Treasury Collateral Portfolio, subject to the supervision of the Adviser and the Board, is responsible for the investment management of this Fund. The Sub-Adviser’s principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. In addition, the Sub-Adviser serves as the investment adviser to the Invesco mutual funds with combined assets under management of more than $449.1 billion as of September 30, 2017.

Invesco Senior Secured serves as the PowerShares Senior Loan Portfolio’s investment sub-adviser. Subject to the supervision of the Adviser and the Board, the Sub-Adviser is responsible for the investment management of the PowerShares Senior Loan Portfolio. The Sub-Adviser’s principal business address is located at 1166 Avenue of the Americas, New York, New York 10036, and has acted as an investment adviser since 1992.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust and, for oversight of each Sub-Adviser, for PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds and in overseeing each Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund and oversees and monitors each Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio. In this capacity, Mr. Hubbard oversees a team of portfolio managers (collectively with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance (and for PowerShares Senior Loan Portfolio, oversight and monitoring assistance) from Scott Baskind, Laurie Brignac, Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Justin Mandeville, Marques Mercier, Seth Misshula, Jonathan Nixon, Richard Ose, Wesley Rager and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

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Peter Hubbard, Director of Portfolio Management of the Adviser, has been responsible for each Fund (and for PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, oversight and monitoring of the Sub-Adviser) since its inception and has been associated with the Adviser since 2005.

Philip Fang, Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since July 2010 and has been associated with the Adviser since 2007.

Michael Jeanette, Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2008 and has been associated with the Adviser since 2008.

Gary Jones, Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since January 2012 and has been associated with the Adviser since December 2010.

Jeffrey W. Kernagis, Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, oversight and monitoring of the Sub-Adviser) since their inception and has been associated with the Adviser since 2007.

Jonathan Nixon, Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since February 2015 and has been associated with the Adviser since 2011.

Richard Ose, Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since their inception. Mr. Ose has been associated with the Adviser since 2011.

Tony Seisser, Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since February 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Adviser has overall responsibility for the general management and administration of the PowerShares Senior Loan Portfolio and the PowerShares Treasury Collateral Portfolio. The Adviser oversees each Sub-Adviser’s investment of that Fund’s assets. Investment decisions for PowerShares Senior Loan Portfolio and the PowerShares Treasury Collateral Portfolio are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of that Fund’s investments:

Scott Baskind, Head of Global Senior Loans and Chief Investment Officer for the Senior Secured Bank Loan Group of Invesco Senior Secured, has been responsible for the management of the PowerShares Senior Loan Portfolio since its inception, and has been associated with the Sub-Adviser and/or its affiliates since 1999.

Laurie Brignac, CFA, is a Senior Portfolio Manager and head of Invesco’s Global Liquidity Portfolio Management group. She has been responsible for the management of the PowerShares Treasury Collateral Portfolio since its inception. She has been a Senior Portfolio Manager since 2002 and associated with Invesco Advisers and/or its affiliates since 1992.

Justin Mandeville is a Portfolio Manager of the Invesco Advisers and has been responsible for the management of the PowerShares Treasury Collateral Portfolio since its inception. He has been a Portfolio Manager since January 2015. Previously, he was a fixed income securities trader at Vanguard since 2007.

Marques Mercier is a Senior Portfolio Manager and head of Invesco’s Government Funds in Global Liquidity group. He has been responsible for the management of the PowerShares Treasury Collateral Portfolio since its inception. He has been a Portfolio Manager since 1998 and has been associated with the Invesco Advisers and/or its affiliates since 1994.

Seth Misshula, Head Trader and Portfolio Manager for the Senior Secured Bank Loan Group of Invesco Senior Secured, has been responsible for the management of the PowerShares Senior Loan Portfolio since February 2014, and has been associated with the Sub-Adviser and/or its affiliates since 2005.

Wesley Rager is a Portfolio Manager of the Sub-Adviser and has been responsible for the management of the PowerShares Treasury Collateral Portfolio since its inception. He has been a Portfolio Manager since 2014 and has been associated with Invesco Advisers and/or its affiliates since 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below:

Fund	Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares California AMT-Free Municipal Bond Portfolio	0.28%
PowerShares CEF Income Composite Portfolio	0.50%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Short Term High Yield Bond Portfolio	0.35%
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
PowerShares National AMT-Free Municipal Bond Portfolio	0.28%
PowerShares New York AMT-Free Municipal Bond Portfolio	0.28%

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Fund	Management Fee
PowerShares Preferred Portfolio	0.50%
PowerShares Senior Loan Portfolio	0.65%
PowerShares Taxable Municipal Bond Portfolio	0.28%
PowerShares Treasury Collateral Portfolio	0.08%
PowerShares Variable Rate Preferred Portfolio	0.50%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

Out of each Fund’s unitary management fee, the Adviser pays substantially all expenses of the Fund, including payments to the Sub-Advisers, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For PowerShares Senior Loan Portfolio, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has contractually agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2019. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

The Adviser has entered into an Investment Sub-Advisory Agreement with Invesco Advisers, Inc., the Sub-Adviser for PowerShares Treasury Collateral Portfolio. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

The Adviser has entered into an Investment Sub-Advisory Agreement with Invesco Senior Secured Management, Inc., the Sub-Adviser for PowerShares Senior Loan Portfolio. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund and the Sub-Advisory Agreements with respect to PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio is available in the Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd-lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of each Fund trade on the NYSE Arca (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, which trade on NASDAQ) under the following symbols:

Fund	Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW
PowerShares California AMT-Free Municipal Bond Portfolio	PWZ
PowerShares CEF Income Composite Portfolio	PCEF
PowerShares Chinese Yuan Dim Sum Bond Portfolio	DSUM
PowerShares Emerging Markets Sovereign Debt Portfolio	PCY
PowerShares Fundamental High Yield® Corporate Bond Portfolio	PHB
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	PFIG
PowerShares Global Short Term High Yield Bond Portfolio	PGHY
PowerShares International Corporate Bond Portfolio	PICB
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	LDRI
PowerShares National AMT-Free Municipal Bond Portfolio	PZA
PowerShares New York AMT-Free Municipal Bond Portfolio	PZT
PowerShares Preferred Portfolio	PGX
PowerShares Senior Loan Portfolio	BKLN
PowerShares Taxable Municipal Bond Portfolio	BAB
PowerShares Treasury Collateral Portfolio	CLTL
PowerShares Variable Rate Preferred Portfolio	VRP
PowerShares VRDO Tax-Free Weekly Portfolio	PVI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

Under normal circumstances, each Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed above) to pay an AP, all as permitted by the 1940 Act. Funds that track Underlying Indexes composed of foreign securities may pay out redemption proceeds up to 14 days after the receipt of a redemption request, consistent with the Trust’s SEC exemptive relief. Each Fund anticipates regularly meeting redemption requests by paying redemption proceeds to an AP in cash that effects creations and redemptions principally for cash. Each Fund that effects creations and redemptions principally in-kind,

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anticipates regularly meeting redemption requests by paying redemption proceeds to an AP primarily through in-kind redemptions. However, such Funds reserve the right to pay redemption proceeds to an AP in cash, consistent with the Trust’s exemptive relief. In addition, if an AP is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, the AP will not be able to receive Rule 144A securities. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depositary Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on its respective Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the cash (“Deposit Cash”) or securities (“Deposit Securities”) and any estimated cash component, as applicable, accepted by a Fund in exchange for Shares of the Fund is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (except for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio). With respect to , PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, in recognition of the nature of such Funds’ investments and that Shares of those Funds are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Funds, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund (except for PowerShares

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Treasury Collateral Portfolio). Ordinarily, dividends from net investment income, if any, are declared and paid annually by PowerShares Treasury Collateral Portfolio. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

A Fund intends to qualify each year as a regulated investment company (RIC) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

•

A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

•

Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

•	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund Shares.

•

A portion of income dividends paid by a Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

•

The use of derivatives by a Fund or an Underlying Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

•	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
•	Any long-term or short-term capital gains realized on the sale of your Fund Shares will be subject to federal income tax.

•

A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

•

At the time you purchase your Fund Shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

•

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

•

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

•

You will not be required to include the portion of dividends paid by a Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

•	Fund distributions and gains from sale of Fund Shares generally are subject to state and local income taxes.

•

If a Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

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•

Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

•

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

•	If a Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.

Taxes on Purchase and Redemption of Creation Units

To the extent that a Fund permits in-kind transactions, an AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss otherwise might not be deductible. Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time), and also calculates PowerShares Treasury Collateral Portfolio’s NAV at 12:00p.m. Eastern time, every day the NYSE is open. U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV for each Fund will be calculated and disseminated daily, on each day that the NYSE is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available re valued at market value. Securities listed or traded on an exchange (except convertible securities) generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the

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close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

The loans in which PowerShares Senior Loan Portfolio principally will invest are fair valued generally using evaluated quotes provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as, among others, market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics and other market data. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance over the past five years, or if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended October 31, 2017, which is available upon request.

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PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$33.81	$32.59	$31.96	$30.41	$32.96
Net investment income(a)	0.66	0.65	0.70	0.76	0.74
Net realized and unrealized gain (loss) on investments	(1.22)	1.22	0.63	1.54	(2.55)
Total from investment operations	(0.56)	1.87	1.33	2.30	(1.81)
Distributions to shareholders from:
Net investment income	(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net realized gains	—	—	—	—	(0.00	)(b)
Total distributions	(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net asset value at end of year	$32.59	$33.81	$32.59	$31.96	$30.41
Market price at end of year(c)	$32.59	$33.84	$32.60	$31.97	$30.40
Net Asset Value Total Return(d)	(1.63)%	5.76%	4.18%	7.71%	(5.55)%
Market Price Total Return(d)	(1.72)%	5.82%	4.18%	7.77%	(5.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$187,393	$221,472	$267,278	$279,635	$150,540
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.02%	1.94%	2.14%	2.47%	2.33%
Portfolio turnover rate(e)	5%	6%	7%	5%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$26.15	$25.43	$25.45		$23.50	$25.34
Net investment income(a)	0.65	0.74	0.82		0.97	0.91
Net realized and unrealized gain (loss) on investments	(0.07)	0.70	(0.06)		1.91	(1.84)
Total from investment operations	0.58	1.44	0.76		2.88	(0.93)
Distributions to shareholders from:
Net investment income	(0.65)	(0.75)	(0.83)		(0.97)	(0.91)
Return of capital	(0.01)	(0.01)	(0.00	)(b)	(0.02)	(0.00	)(b)
Total distributions	(0.66)	(0.76)	(0.83)		(0.99)	(0.91)
Transaction fees(a)	0.02	0.04	0.05		0.06	—
Net asset value at end of year	$26.09	$26.15	$25.43		$25.45	$23.50
Market price at end of year(c)	$26.08	$26.21	$25.50		$25.61	$23.42
Net Asset Value Total Return(d)	2.36%	5.84%	3.25%		12.75%	(3.74)%
Market Price Total Return(d)	2.08%	5.79%	2.87%		13.84%	(4.06)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$237,413	$189,620	$109,369		$66,169	$61,108
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	2.52%	2.81%	3.23%		3.95%	3.70%
Portfolio turnover rate(e)	24%	6%	3%		28%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

117

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.23	$21.91	$24.41	$24.40	$25.47
Net investment income(a)	1.13	1.30	1.53	1.36	1.21
Net realized and unrealized gain (loss) on investments	2.28	0.77	(2.07)	0.58	(0.31)
Total from investment operations	3.41	2.07	(0.54)	1.94	0.90
Distributions to shareholders from:
Net investment income	(1.13)	(1.34)	(1.49)	(1.75)	(1.49)
Net realized gains	—	—	—	(0.18)	—
Return of capital	(0.55)	(0.41)	(0.47)	—	(0.48)
Total distributions	(1.68)	(1.75)	(1.96)	(1.93)	(1.97)
Net asset value at end of year	$23.96	$22.23	$21.91	$24.41	$24.40
Market price at end of year(b)	$23.96	$22.23	$21.85	$24.42	$24.40
Net Asset Value Total Return(c)	15.86%	10.11%	(2.31)%	8.23%	3.64%
Market Price Total Return(c)	15.86%	10.41%	(2.62)%	8.27%	3.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$703,177	$642,473	$628,684	$619,913	$469,789
Ratio to average net assets of:
Expenses(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.85%	5.99%	6.61%	5.54%	4.82%
Portfolio turnover rate(e)	15%	20%	20%	19%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.76	$24.08	$25.03	$25.23	$24.42
Net investment income(a)	0.83	0.77	0.77	0.81	0.82
Net realized and unrealized gain (loss) on investments	0.26	(1.40)	(1.09)	(0.34)	0.59
Total from investment operations	1.09	(0.63)	(0.32)	0.47	1.41
Distributions to shareholders from:
Net investment income	—	—	(0.17)	(0.69)	(0.82)
Return of capital	(0.82)	(0.77)	(0.60)	(0.11)	—
Total distributions	(0.82)	(0.77)	(0.77)	(0.80)	(0.82)
Transaction fees(a)	0.13	0.08	0.14	0.13	0.22
Net asset value at end of year	$23.16	$22.76	$24.08	$25.03	$25.23
Market price at end of year(b)	$23.18	$22.71	$23.97	$24.88	$25.41
Net Asset Value Total Return(c)	5.54%	(2.28)%	(0.71)%	2.45%	6.77%
Market Price Total Return(c)	5.87%	(2.02)%	(0.56)%	1.12%	6.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$77,593	$50,065	$81,865	$166,451	$107,213
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.68%	3.31%	3.16%	3.24%	3.30%
Portfolio turnover rate(d)	60%	22%	26%	34%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

118

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.81	$28.08	$29.03	$27.93	$31.00
Net investment income(a)	1.45	1.46	1.48	1.28	1.30
Net realized and unrealized gain (loss) on investments	(0.17)	1.74	(0.97)	1.10	(3.08)
Total from investment operations	1.28	3.20	0.51	2.38	(1.78)
Distributions to shareholders from:
Net investment income	(1.46)	(1.47)	(1.46)	(1.28)	(1.29)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.47)	(1.47)	(1.46)	(1.28)	(1.29)
Net asset value at end of year	$29.62	$29.81	$28.08	$29.03	$27.93
Market price at end of year(b)	$29.62	$29.70	$28.02	$29.08	$27.92
Net Asset Value Total Return(c)	4.49%	11.79%	1.87%	8.77%	(5.85)%
Market Price Total Return(c)	4.88%	11.61%	1.49%	9.00%	(6.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,970,710	$4,125,597	$2,653,385	$2,429,411	$2,008,276
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.98%	5.06%	5.25%	4.52%	4.37%
Portfolio turnover rate(d)	30%	30%	27%	14%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$18.79	$18.25	$19.24	$19.24		$19.19
Net investment income(a)	0.80	0.85	0.81	0.85		0.90
Net realized and unrealized gain (loss) on investments	0.29	0.54	(0.98)	(0.00	)(b)	0.05
Total from investment operations	1.09	1.39	(0.17)	0.85		0.95
Distributions to shareholders from:
Net investment income	(0.80)	(0.85)	(0.82)	(0.85)		(0.90)
Net asset value at end of year	$19.08	$18.79	$18.25	$19.24		$19.24
Market price at end of year(c)	$19.07	$18.70	$18.23	$19.19		$19.26
Net Asset Value Total Return(d)	5.96%	7.97%	(0.90)%	4.49%		5.06%
Market Price Total Return(d)	6.42%	7.56%	(0.75)%	4.12%		5.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,197,922	$1,088,137	$666,301	$565,770		$621,429
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%		0.50%
Net investment income	4.23%	4.69%	4.34%	4.37%		4.66%
Portfolio turnover rate(e)	9%	14%	16%	20%		23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

119

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.85	$25.24		$25.45	$25.13	$25.83
Net investment income(a)	0.65	0.65		0.62	0.62	0.54
Net realized and unrealized gain (loss) on investments	(0.22)	0.62		(0.19)	0.31	(0.69)
Total from investment operations	0.43	1.27		0.43	0.93	(0.15)
Distributions to shareholders from:
Net investment income	(0.65)	(0.66)		(0.64)	(0.60)	(0.55)
Net realized gains	—	—		—	(0.01)	—
Return of capital	—	(0.00	)(b)	—	—	—
Total distributions	(0.65)	(0.66)		(0.64)	(0.61)	(0.55)
Net asset value at end of year	$25.63	$25.85		$25.24	$25.45	$25.13
Market price at end of year(c)	$25.62	$25.87		$25.27	$25.47	$25.12
Net Asset Value Total Return(d)	1.73%	5.08%		1.69%	3.75%	(0.57)%
Market Price Total Return(d)	1.61%	5.03%		1.72%	3.88%	(0.68)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,970	$58,154		$34,067	$30,538	$33,925
Ratio to average net assets of:
Expenses	0.22%	0.22%		0.22%	0.22%	0.22%
Net investment income	2.53%	2.55%		2.45%	2.43%	2.15%
Portfolio turnover rate(e)	42%	20%		16%	9%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31,				For the Period June 17, 2013(a) Through October 31, 2013
	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.16	$23.50	$24.12	$24.84	$24.70
Net investment income(b)	1.34	1.51	1.04	0.99	0.34
Net realized and unrealized gain (loss) on investments	0.02	0.59	(0.62)	(0.67)	0.10
Total from investment operations	1.36	2.10	0.42	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.37)	(1.42)	(1.03)	(1.00)	(0.30)
Return of capital	(0.01)	(0.02)	(0.01)	(0.04)	—
Total distributions	(1.38)	(1.44)	(1.04)	(1.04)	(0.30)
Net asset value at end of period	$24.14	$24.16	$23.50	$24.12	$24.84
Market price at end of period(c)	$24.19	$24.23	$23.37	$24.04	$25.06
Net Asset Value Total Return(d)	5.76%	9.27%	1.83%	1.27%	1.78	%(e)
Market Price Total Return(d)	5.66%	10.17%	1.61%	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$222,093	$68,862	$27,029	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income	5.52%	6.43%	4.43%	4.03%	3.71	%(f)
Portfolio turnover rate(g)	38%	53%	50%	29%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

120

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.08	$25.95	$28.77	$29.50	$28.94
Net investment income(a)	0.42	0.55	0.62	0.77	0.86
Net realized and unrealized gain (loss) on investments	1.80	(0.86)	(2.82)	(0.75)	0.49
Total from investment operations	2.22	(0.31)	(2.20)	0.02	1.35
Distributions to shareholders from:
Net investment income	(0.23)	—	(0.03)	(0.74)	(0.69)
Net realized gains	—	—	—	(0.03)	—
Return of capital	(0.19)	(0.56)	(0.59)	—	(0.13)
Total distributions	(0.42)	(0.56)	(0.62)	(0.77)	(0.82)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.02	0.03
Net asset value at end of year	$26.88	$25.08	$25.95	$28.77	$29.50
Market price at end of year(c)	$26.89	$25.02	$25.89	$28.77	$29.55
Net Asset Value Total Return(d)	8.95%	(1.26)%	(7.73)%	0.09%	4.88%
Market Price Total Return(d)	9.25%	(1.26)%	(7.94)%	(0.08)%	4.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$159,963	$160,539	$189,454	$263,233	$156,336
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.62%	2.12%	2.29%	2.57%	2.99%
Portfolio turnover rate(e)	14%	24%	13%	17%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	Year Ended October 31,				For the Period September 8, 2014(a) Through October 31, 2014
	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.06	$25.08		$25.03	$25.07
Net investment income(b)	0.45	0.43		0.32	0.03
Net realized and unrealized gain (loss) on investments	(0.08)	0.03		0.05	(0.04)
Total from investment operations	0.37	0.46		0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.45)	(0.44)		(0.32)	(0.03)
Net realized gains	—	(0.04)		—	—
Return of capital	—	(0.00	)(c)	—	—
Total distributions	(0.45)	(0.48)		(0.32)	(0.03)
Net asset value at end of period	$24.98	$25.06		$25.08	$25.03
Market price at end of period(d)	$24.98	$25.14		$25.16	$25.04
Net Asset Value Total Return(e)	1.49%	1.84%		1.48%	(0.06	)%(f)
Market Price Total Return(e)	1.16%	1.84%		1.76%	(0.02	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,735	$22,554		$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22%	0.22%		0.22%	0.22	%(g)
Net investment income	1.79%	1.74%		1.26%	0.96	%(g)
Portfolio turnover rate(h)	19%	11%		9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

121

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2017	2016		2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.69	$25.10		$25.17		$23.28	$25.74
Net investment income(a)	0.77	0.82		0.92		1.00	0.98
Net realized and unrealized gain (loss) on investments	(0.11)	0.57		(0.09)		1.87	(2.46)
Total from investment operations	0.66	1.39		0.83		2.87	(1.48)
Distributions to shareholders from:
Net investment income	(0.78)	(0.83)		(0.92)		(1.01)	(0.98)
Return of capital	—	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.78)	(0.83)		(0.92)		(1.02)	(0.98)
Transaction fees(a)	0.01	0.03		0.02		0.04	—
Net asset value at end of year	$25.58	$25.69		$25.10		$25.17	$23.28
Market price at end of year(c)	$25.55	$25.77		$25.15		$25.25	$23.23
Net Asset Value Total Return(d)	2.70%	5.71%		3.45%		12.77%	(5.90)%
Market Price Total Return(d)	2.25%	5.82%		3.32%		13.35%	(6.27)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,611,258	$1,379,633		$897,395		$739,986	$564,598
Ratio to average net assets of:
Expenses	0.28%	0.28%		0.28%		0.28%	0.28%
Net investment income	3.06%	3.17%		3.64%		4.13%	3.93%
Portfolio turnover rate(e)	23%	6%		4%		15%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.64	$24.14	$24.33		$22.37	$24.82
Net investment income(a)	0.73	0.81	0.83		0.92	0.92
Net realized and unrealized gain (loss) on investments	(0.17)	0.51	(0.19)		1.96	(2.45)
Total from investment operations	0.56	1.32	0.64		2.88	(1.53)
Distributions to shareholders from:
Net investment income	(0.73)	(0.81)	(0.83)		(0.91)	(0.92)
Return of capital	—	(0.01)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.73)	(0.82)	(0.83)		(0.92)	(0.92)
Net asset value at end of year	$24.47	$24.64	$24.14		$24.33	$22.37
Market price at end of year(c)	$24.53	$24.67	$24.05		$24.22	$22.28
Net Asset Value Total Return(d)	2.37%	5.50%	2.68%		13.16%	(6.32)%
Market Price Total Return(d)	2.49%	6.02%	2.77%		13.11%	(6.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,061	$64,063	$50,692		$47,450	$49,204
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	3.01%	3.26%	3.42%		3.92%	3.84%
Portfolio turnover rate(e)	22%	21%	18%		18%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

122

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$14.96	$14.78	$14.57	$13.78	$14.82
Net investment income(a)	0.84	0.84	0.87	0.88	0.91
Net realized and unrealized gain (loss) on investments	0.02	0.20	0.21	0.79	(1.03)
Total from investment operations	0.86	1.04	1.08	1.67	(0.12)
Distributions to shareholders from:
Net investment income	(0.85)	(0.86)	(0.87)	(0.88)	(0.92)
Net asset value at end of year	$14.97	$14.96	$14.78	$14.57	$13.78
Market price at end of year(b)	$14.96	$15.00	$14.80	$14.62	$13.79
Net Asset Value Total Return(c)	5.97%	7.22%	7.66%	12.51%	(0.88)%
Market Price Total Return(c)	5.60%	7.36%	7.43%	12.81%	(0.95)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,333,535	$4,730,845	$3,117,091	$2,264,758	$2,107,031
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.66%	5.63%	5.95%	6.21%	6.27%
Portfolio turnover rate(d)	10%	14%	12%	13%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,
	2017		2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.16		$23.05	$24.43		$24.78		$24.76
Net investment income(a)	0.82		0.99	0.92		1.00		1.06
Net realized and unrealized gain (loss) on investments	(0.02)		0.15	(1.39)		(0.36)		0.04
Total from investment operations	0.80		1.14	(0.47)		0.64		1.10
Distributions to shareholders from:
Net investment income	(0.82)		(0.99)	(0.92)		(1.00)		(1.10)
Return of capital	—		(0.08)	(0.00	)(b)	(0.00	)(b)	(0.02)
Total distributions	(0.82)		(1.07)	(0.92)		(1.00)		(1.12)
Transaction fees(a)	0.01		0.04	0.01		0.01		0.04
Net asset value at end of year	$23.15		$23.16	$23.05		$24.43		$24.78
Market price at end of year(c)	$23.12		$23.19	$23.01		$24.37		$24.83
Net Asset Value Total Return(d)	3.54%		5.32%	(1.96)%		2.66%		4.70%
Market Price Total Return(d)	3.27%		5.64%	(1.89)%		2.21%		4.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,763,831		$6,458,747	$4,808,978		$6,270,919		$6,064,711
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(e)	0.64%	0.65	%(e)	0.64%		0.65	%(e)
Expenses, prior to Waivers	0.65	%(e)	0.65%	0.65	%(e)	0.65%		0.65	%(e)
Net investment income, after Waivers and Interest Expenses	3.52%		4.33%	3.82%		4.03%		4.30%
Portfolio turnover rate(f)	71%		81%	43%		61%		47%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

123

PowerShares Taxable Municipal Bond Portfolio (BAB)

	Year Ended October 31,
	2017		2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.68		$29.11		$29.77	$27.90	$30.19
Net investment income(a)	1.21		1.26		1.37	1.40	1.42
Net realized and unrealized gain (loss) on investments	(0.32)		1.54		(0.71)	1.87	(2.29)
Total from investment operations	0.89		2.80		0.66	3.27	(0.87)
Distributions to shareholders from:
Net investment income	(1.21)		(1.27)		(1.37)	(1.40)	(1.42)
Transaction fees(a)	0.02		0.04		0.05	—	—
Net asset value at end of year	$30.38		$30.68		$29.11	$29.77	$27.90
Market price at end of year(b)	$30.45		$30.74		$29.17	$29.76	$27.79
Net Asset Value Total Return(c)	3.14%		9.93%		2.40%	12.03%	(3.00)%
Market Price Total Return(c)	3.19%		9.90%		2.65%	12.44%	(3.28)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$972,235		$1,070,679		$676,840	$695,156	$683,643
Ratio to average net assets of:
Expenses	0.28	%(d)	0.27%		0.28%	0.27%	0.28%
Net investment income	4.05%		4.14%		4.59%	4.86%	4.80%
Portfolio turnover rate(e)	6%		0	%(f)	9%	7%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

(f)	Amount represents less than 0.5%.

PowerShares Treasury Collateral Portfolio (CLTL)

	For the Period January 10, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.35
Net investment income(b)	0.66
Net realized and unrealized gain (loss) on investments	(0.08)
Total from investment operations	0.58
Net asset value at end of period	$105.93
Market price at end of period(c)	$105.94
Net Asset Value Total Return(d)	0.55	%(e)
Market Price Total Return(d)	0.56	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$454,429
Ratio to average net assets of:
Expenses	0.08	%(f)
Net investment income	0.77	%(f)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (January 12, 2017, the first day trading on the exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.

(f)	Annualized.

124

PowerShares Variable Rate Preferred Portfolio (VRP)

	Year Ended October 31,			For the Period April 28, 2014(a) Through October 31, 2014
	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.33	$24.36	$24.85	$24.87
Net investment income(b)	1.21	1.23	1.20	0.60
Net realized and unrealized gain (loss) on investments	0.56	0.98	(0.47)	(0.08)
Total from investment operations	1.77	2.21	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.23)	(1.24)	(1.20)	(0.51)
Return of capital	—	—	(0.02)	(0.03)
Total distributions	(1.23)	(1.24)	(1.22)	(0.54)
Net asset value at end of period	$25.87	$25.33	$24.36	$24.85
Market price at end of period(c)	$25.94	$25.42	$24.40	$24.92
Net Asset Value Total Return(d)	7.18%	9.43%	2.99%	2.09	%(e)
Market Price Total Return(d)	7.08%	9.63%	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,890,954	$899,060	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	4.72%	5.03%	4.88%	4.79	%(f)
Portfolio turnover rate(g)	4%	17%	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2017		2016		2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.93		$24.93		$24.96		$24.99		$25.00
Net investment income (loss)(a)	0.13		0.02		(0.03)		(0.02)		0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(b)	—		—		(0.01)		(0.01)
Total from investment operations	0.13		0.02		(0.03)		(0.03)		—
Distributions to shareholders from:
Net investment income	(0.13)		(0.02)		—		—		(0.01)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Total distributions	(0.13)		(0.02)		(0.00	)(b)	(0.00	)(b)	(0.01)
Net asset value at end of year	$24.93		$24.93		$24.93		$24.96		$24.99
Market price at end of year(c)	$24.93		$24.91		$24.93		$24.97		$24.99
Net Asset Value Total Return(d)	0.51%		0.07%		(0.12)%		(0.12)%		(0.00	)%(e)
Market Price Total Return(d)	0.59%		(0.01)%		(0.16)%		(0.08)%		0.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$83,512		$59,831		$81,010		$118,580		$193,700
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.25%		0.25%
Net investment income (loss)	0.51%		0.06%		(0.15)%		(0.11)%		0.03%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Amount represents less than 0.005%.

125

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Sub-Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by its respective Index Provider. The Index Providers are not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with each Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

Bloomberg. Bloomberg Index Services Limited is the Index Provider for the Underlying Index of the PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg is not affiliated with the Trust, the Adviser or the Distributor. The Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is a trademark of Bloomberg and has been licensed for use for certain purposes by the Adviser.

DB. Deutsche Bank Securities Inc. (“DB”) is the Index Provider for the Underlying Index of each of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. Each of the DBIQ Emerging Markets USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser.

FTSE Fixed Income LLC. FTSE Fixed Income LLC (“FTSE FI”) is the Index Provider for the Underlying Index of the PowerShares Chinese Yuan Dim Sum Bond Portfolio, and the Fund’s Underlying Index has been licensed for use for certain purposes by the Adviser. All rights in the Underlying Index vest in FTSE FI and/or its licensors. “FTSE®” is a trade mark of LSEG Companies and is used by FTSE FI under license.

ICE Data. ICE Data Indices, LLC (“ICE Data”) is the Index Provider, calculating agent and the Index administrator for the Underlying Index of each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares Treasury Collateral Portfolio. ICE Data is not affiliated with the Trust, the Adviser or the Distributor. The ICE BofAML California Long-Term Core Plus Municipal Securities Index, ICE BofAML National Long-Term Core Plus Municipal Securities Index, ICE BofAML New York Long-Term Core Plus Municipal Securities Index, ICE BofAML Core Plus Fixed Rate Preferred Securities Index, ICE BofAML US Taxable Municipal Securities Plus Index and ICE U.S. Treasury Short Bond Index are each a service mark of ICE Data and have been licensed for use for certain purposes by the Adviser.

Nasdaq, Inc. Nasdaq, Inc. is the Index Provider for the Underlying Index of each of PowerShares 1-30 Laddered Treasury Portfolio and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. Nasdaq, Inc. is not affiliated with the Trust, the Adviser or the Distributor.

NYSE Arca. NYSE Arca serves as the calculation agent for the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index. NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third party indices. NYSE Arca publishes index values to market data vendors’ use of the NYSE Euronext Global Index Fund (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

Research Affiliates. Research Affiliates® is the Index Provider for the Underlying Index of each of PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio. Research Affiliates is not affiliated with the Trust, the Adviser or the Distributor. The RAFI Bonds U.S. High Yield 1-10 Index and the RAFI® Bonds U.S. Investment Grade 1-10 Index are trademarks of Research Affiliates and each has been licensed for use for certain purposes by the Adviser.

S-Net. S-Network Global Indexes, Inc. (“S-NET”) is the Index Provider for the Underlying Index of PowerShares CEF Income Composite Portfolio. S-NET is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the S-NET to use the S-Network Composite Closed-End Fund IndexSM.

S&P Dow Jones Indices, LLC. S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio. Such Funds are not sponsored, endorsed, sold or promoted by S&P DJI, or any of its affiliates or third party licensors, and none of such parties make any representation regarding the advisability of investing in the Funds. The Underlying Indexes are a trademark of the Index Provider and have been licensed for use for certain purposes by the Adviser.

Wells Fargo Securities, LLC. Wells Fargo Securities, LLC (together with Wells Fargo & Company, “Wells Fargo”) is the Index Provider for the Underlying Index of PowerShares Variable Rate Preferred Portfolio. Wells Fargo is not affiliated with the Trust, the Adviser or the Distributor. The Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser.

126

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
PowerShares California AMT-Free Municipal Bond Portfolio	ICE BofAML California Long-Term Core Plus Municipal Securities Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	FTSE Custom Dim Sum (Offshore CNY) Bond Index
PowerShares Emerging Markets Sovereign Debt Portfolio	DBIQ Emerging Market USD Liquid Balanced Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index
PowerShares Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
PowerShares International Corporate Bond Portfolio	S&P International Corporate Bond Index®
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
PowerShares National AMT-Free Municipal Bond Portfolio	ICE BofAML National Long-Term Core Plus Municipal Securities Index
PowerShares New York AMT-Free Municipal Bond Portfolio	ICE BofAML New York Long-Term Core Plus Municipal Securities Index
PowerShares Preferred Portfolio	ICE BofAML Core Plus Fixed Rate Preferred Securities Index
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index
PowerShares Taxable Municipal Bond Portfolio	ICE BofAML US Taxable Municipal Securities Plus Index
PowerShares Treasury Collateral Portfolio	ICE U.S. Treasury Short Bond Index
PowerShares Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

Disclaimers

Bloomberg. The Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio.

BLOOMBERG AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE BLOOMBERG U.S. MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, ANY DATA RELATED THERETO, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, OR THE RESULTS TO BE ATTAINED BY THE ADVISER OR OTHERS FROM THE USE OF THE UNDERLYING INDEX, ANY DATA RELATED THERETO, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, INCLUDING, BUT NOT LIMITED TO, EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

NEITHER BLOOMBERG NOR ITS AFFILIATES: (I) APPROVE, ENDORSE, REVIEW OR RECOMMEND THE ADVISER OR THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, (II) GUARANTEE THE CORRECTNESS OR COMPLETENESS OF THE BLOOMBERG U.S. MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR OTHER INFORMATION FURNISHED IN CONNECTION WITH THE BLOOMBERG U.S. MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, (III) WARRANT, EXPRESSLY OR IMPLIEDLY, THE RESULTS TO BE OBTAINED BY THE ADVISER, THE ADVISER’S CUSTOMERS, OWNERS OF THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG, ITS AFFILIATES, AND THEIR RESPECTIVE EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY, CONTINGENT OR OTHERWISE, FOR ANY INJURY OR DAMAGES ARISING OUT OF ANY ERRORS, INACCURACIES, OMISSIONS OR ANY OTHER FAILURE IN CONNECTION WITH BLOOMBERG U.S. MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLOOMBERG AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEX, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Deutsche Bank Securities Inc. (“DB”). PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are not sponsored, endorsed, sold or promoted by DB, its affiliates (including its parent Deutsche Bank AG), or its third party licensors. Deutsche Bank®, DBIQSM, DBIQ Emerging Market USD Liquid Balanced IndexSM and DB Global Short Maturity High Yield Bond IndexSM are marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser.

DB makes no representation or warranty, express or implied, to the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio particularly. As the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, DB’s only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and Underlying Indexes.

The DBIQ Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio, respectively. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares Emerging Markets Sovereign Debt

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Portfolio or PowerShares Global Short Term High Yield Bond Portfolio into consideration when determining, composing or calculating the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index, respectively. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio or the timing of the issuance or sale of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trusts or marketing of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio. DB does not guarantee the accuracy, timeliness, and/or the completeness of the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index or any data included therein, and DB shall have no liability for any errors, omissions, delays, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, or any other person or entity, from the use of the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index or any data included therein.

DB MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DBIQ EMERGING MARKET USD LIQUID BALANCED INDEX OR DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX, OR ANY DATA INCLUDED THEREIN, OR THE POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO, THE TRUST, OR THE SHARES OF POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO AND POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE DBIQ EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any DB trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting DB to determine whether DB’s permission is required. Under no circumstances may any person or entity claim any affiliation with DB without the written permission of DB.

FTSE Fixed Income LLC. The PowerShares Chinese Yuan Dim Sum Bond Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE Fixed Income LLC (“FTSE FI”) or the London Stock Exchange Group companies (“LSEG Companies”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Custom Dim Sum (Offshore CNY) Bond Index (the “Index”) (upon which the PowerShares Chinese Yuan Dim Sum Bond Portfolio is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the PowerShares Chinese Yuan Dim Sum Bond Portfolio.

None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to the Adviser or to its clients. The Index is calculated by FTSE FI or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE FI and/or its licensors. “FTSE®” is a trade mark of LSEG Companies and is used by FTSE FI under license.

ICE DATA INDICES, LLC. PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares Treasury Collateral Portfolio are based in whole, or in part, on its respective Underlying Index, which is owned by Intercontinental Exchange, Inc. or its affiliates, and is used by the Adviser with permission under license by ICE Data, an affiliate of Intercontinental Exchange, Inc. ICE U.S. Treasury Short Bond Index™ is a trademark of Intercontinental Exchange, Inc. and its affiliates and is used under license. “ICE BofAML US Taxable Municipal Securities Plus IndexSM,” “ICE BofAML California Long-Term Core Plus Municipal Securities IndexSM,” “ICE BofAML National Long-Term Core Plus Municipal Securities IndexSM,” “ICE BofAML New York Long-Term Core Plus Municipal Securities IndexSM” and “ICE BofAML Core Plus Fixed Rate Preferred Securities IndexSM” are service marks of ICE Data and/or its affiliates and have been licensed for use for certain purposes by the Adviser on behalf of the Funds. Each Underlying Index is maintained by ICE Data. ICE Data is not affiliated with the Funds or any of their affiliates. The Adviser has entered into a license agreement with ICE Data to use the Underlying Indexes.

None of the Adviser, the Sub-Adviser or the Funds are sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser, the Sub-Adviser or the Funds or the ability of Funds to track the Underlying Indexes.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA

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INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nasdaq, Inc. The NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index is a trademark jointly owned by Nasdaq, Inc. and LadderRite Portfolios LLC and has been licensed for use for certain purposes by the Adviser.

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., LadderRite Portfolios LLC or their affiliates (collectively referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the trade/service marks of Nasdaq®, and the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index, and certain trade names of the Corporations and the use of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. Nasdaq has no obligation to take the needs of the Adviser or the owners of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio into consideration in determining, composing or calculating the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index. The Corporations are not responsible for, and have not participated in, the determination of the timing of, prices at, or quantities of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. “Nasdaq®” is a registered trademark and is used under license. “LadderRite®” is a registered trademark and is used under license.

PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares 1-30 Laddered Treasury Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares 1-30 Laddered Treasury Portfolio particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the Nasdaq and the Underlying Index trade/service marks, certain trade names of the Corporations and the use of the Underlying

Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or PowerShares 1-30 Laddered Treasury Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of PowerShares 1-30 Laddered Treasury Portfolio into consideration in determining, composing or calculating Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares 1-30 Laddered Treasury Portfolio to be issued or in the determination or calculation of the equation by which PowerShares 1-30 Laddered Treasury Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio. “Nasdaq®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATIONS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISERS, OWNERS OF THE ABOVE-REFERENCED PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Research Affiliates. The trademarks Fundamental Index®, RAFI, Research Affiliates Equity® and the Research Affiliates trademark and corporate name and all related logos are the exclusive intellectual property of Research Affiliates, LLC and in some cases are registered trademarks in the U.S. and other countries. Various features of the Fundamental Index methodology, including an accounting data-based non-capitalization data processing system and method for creating and weighting an index of securities, are protected by various patents, and patent-pending intellectual property of Research Affiliates, LLC. (See all applicable US Patents, Patent Publications, Patent Pending intellectual property and protected trademarks located at http://www.researchaffiliates.com/Pages/legal.aspx#d, which are fully incorporated herein.) Any use of these trademarks, logos, patented or patent pending methodologies without the prior written permission of Research Affiliates is expressly prohibited. Research Affiliates reserves the right to take any and all necessary action to preserve all of its rights, title, and interest in and to these marks, patents or pending patents.

Investors should be aware of the risks associated with data sources and quantitative processes used in Research Affiliates’ investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While Research Affiliates takes steps to identify data and process errors so as to minimize the potential

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impact of such errors on index and portfolio performance, Research Affiliates cannot guarantee that such errors will not occur.

The RAFI Bonds U.S. Investment Grade 1-10 Index and RAFI Bonds U.S. High Yield 1-10 Index are calculated by ALM Research Solutions, LLC in conjunction with Research Affiliates, LLC. All rights and interests in the RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index vest in Research Affiliates, LLC. All rights in and to the Research Affiliates, LLC Fundamental Index concept used in the calculation of the RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index vest in Research Affiliates, LLC. The RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index are not sponsored, endorsed, sold or promoted by ALM Research Solutions, LLC, and ALM Research Solutions, LLC makes no representation regarding the advisability of investing in such product(s). Neither ALM Research Solutions, LLC nor Research Affiliates, LLC make any warranties, express or implied, to any of their customers nor anyone else regarding the accuracy or completeness of any data related to the RAFI Bonds U.S. Investment Grade 1-10 Index or the RAFI Bonds U.S. High Yield 1-10 Index. All information is provided for information purposes only.

Neither ALM Research Solutions, LLC nor Research Affiliates, LLC accept any liability for any errors or any loss arising from the use of information in this publication.

NEITHER ALM RESEARCH SOLUTIONS, LLC NOR RESEARCH AFFILIATES, LLC GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, RESTATEMENTS, RE-CALCULATIONS, OR INTERRUPTIONS THEREIN. NEITHER ALM RESEARCH SOLUTIONS, LLC NOR RESEARCH AFFILIATES, LLC MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER ALM RESEARCH SOLUTIONS, LLC NOR RESEARCH AFFILIATES, LLC MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ALM RESEARCH SOLUTIONS, LLC OR RESEARCH AFFILIATES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Network Global Indexes, Inc. S-Network Global Indexes, Inc.SM and S-Network Composite Closed-End Fund IndexSM are service marks of S-Network Global Indexes, Inc. and have been licensed for use by the Adviser. PowerShares CEF Income Composite Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the PowerShares CEF Income Composite Portfolio particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the PowerShares CEF Income Composite Portfolio into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the PowerShares CEF Income Composite Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares CEF Income Composite Portfolio is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the PowerShares CEF Income Composite Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES CEF INCOME COMPOSITE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices LLC® (“S&P DJI”) is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio are not sponsored, endorsed, sold or promoted by S&P DJI, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio, the Adviser, any Distributor or promoter of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio, the Trust, the Trustees or any member of the public regarding the advisability of investing in securities generally or in the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio particularly or the ability of the Underlying Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio is the licensing of the Underlying Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party

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licensors. The Underlying Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio, the Adviser, any Distributor or promoter of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio, or the Trustees. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio into consideration in determining, composing or calculating the Underlying Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio or the timing of the issuance or sale of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio or in the determination or calculation of the equation by which the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio are converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio. There is no assurance that investment products based on the Underlying Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices is not an investment adviser. Inclusion of a security within the Underlying Indexes is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEXES. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO AND POWERSHARES SENIOR LOAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500® Index and the S&P International Corporate Bond Index and the S&P/LSTA U.S. Leveraged Loan 100 Index are products of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC. Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Wells Fargo. PowerShares Variable Rate Preferred Portfolio is not sponsored, issued or advised by Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the performance of the PowerShares Variable Rate Preferred Portfolio’s Underlying Index or the PowerShares Variable Rate Preferred Portfolio or the ability of any data supplied by Wells Fargo to track the performance of the securities referenced by the PowerShares Variable Rate Preferred Portfolio’s Underlying Index. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to the PowerShares Variable Rate Preferred Portfolio or its Shares. Wells Fargo has no obligation to take the needs of the PowerShares Variable Rate Preferred Portfolio into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the PowerShares Variable Rate Preferred Portfolio.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WELLS FARGO® HYBRID AND PREFERRED SECURITIES FLOATING AND VARIABLE RATE INDEX OR ANY DATA INCLUDED THEREIN, AND WELLS FARGO SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND THE POWERSHARES VARIABLE RATE PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WELLS FARGO DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES INCLUDING LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE UNDERLYING INDEX OR ANY DATA CONTAINED THEREIN EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Arca, which acts as calculation agent for the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, is not affiliated with the Adviser or Wells Fargo and does not approve, endorse, review or recommend the Fund. The Fund is based on the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, and the value of the Underlying Index is derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Underlying Index, its values or other information furnished in connection with the Underlying Index.

NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY

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FROM THE USE OF THE UNDERLYING INDEX, TRADING BASED ON THE UNDERLYING INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE FUND, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.powershares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, can be found at www.powershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated

132

by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.powershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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P-PS-PRO-FIX
PowerShares Exchange-Traded Fund Trust II 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.powershares.com 800 983 0903	@PowerShares

Prospectus	February 28, 2018

PowerShares Exchange-Traded Fund Trust II

PBTP	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	Cboe BZX Exchange, Inc.
PBDM	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	Cboe BZX Exchange, Inc.
PBEE	PowerShares PureBetaSM FTSE Emerging Markets Portfolio	Cboe BZX Exchange, Inc.
PBUS	PowerShares PureBetaSM MSCI USA Portfolio	Cboe BZX Exchange, Inc.
PBSM	PowerShares PureBetaSM MSCI USA Small Cap Portfolio	Cboe BZX Exchange, Inc.
PBND	PowerShares PureBetaSM US Aggregate Bond Portfolio	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

PBTP	PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.07%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$7	$23

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 19, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years.

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TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked,” meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Underlying Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Underlying Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Underlying Index constituents are market capitalization-weighted. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Short-Term and Intermediate-Term Bond Risk. The Fund will invest in bonds with short or intermediate terms (i.e., five years or less) until maturity. The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term and intermediate-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Inflation-Linked Security Risk. The value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be

4

backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September 2017
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since September 2017
Gary Jones	Portfolio Manager of the Adviser	Since September 2017
Philip Fang	Portfolio Manager of the Adviser	Since September 2017
Richard Ose	Portfolio Manager of the Adviser	Since September 2017

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

6

PBDM	PowerShares PureBetaSM FTSE Developed ex-North America Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.07%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$7	$23

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 19, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and

7

mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. As of December 31, 2017, the Underlying Index was comprised of 1,450 stocks of companies located in 22 countries that are classified as developed markets by the Index Provider. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investments Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Currency Risk. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Mid-Capitalization Company Risk. Investing in securities of mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry

8

or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September 2017
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since September 2017
Jonathan Nixon	Portfolio Manager of the Adviser	Since September 2017
Tony Seisser	Portfolio Manager of the Adviser	Since September 2017

9

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

10

PBEE	PowerShares PureBetaSM FTSE Emerging Markets Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM FTSE Emerging Markets Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.14%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$14	$45

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 19, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets common stocks that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and

11

mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large-and mid-capitalization segments as approximately the top 90% of the eligible universe. As of December 31, 2017, the Underlying Index was comprised of 1,030 stocks of companies located in 23 countries that are classified as emerging markets by the Index Provider. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investments Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

12

Currency Risk. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

13

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September 2017
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since September 2017
Jonathan Nixon	Portfolio Manager of the Adviser	Since September 2017
Tony Seisser	Portfolio Manager of the Adviser	Since September 2017

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

14

PBUS	PowerShares PureBetaSM MSCI USA Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM MSCI USA Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.04%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$4	$13

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 19, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Underlying Index by their free float-adjusted market capitalization. As of December 31, 2017 , the Underlying Index was comprised of 633 common stocks that represent, by free float-adjusted market capitalization, approximately 87% of the equity

15

securities listed on stock exchanges in the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to

16

proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September 2017
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since September 2017
Jonathan Nixon	Portfolio Manager of the Adviser	Since September 2017
Tony Seisser	Portfolio Manager of the Adviser	Since September 2017

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

17

PBSM	PowerShares PureBetaSM MSCI USA Small Cap Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM MSCI USA Small Cap Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.06%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.06%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$6	$19

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 19, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in

18

the Underlying Index by their free float-adjusted market capitalization. As of December 31, 2017, the Underlying Index was comprised of 1,798 common stocks that represent the bottom approximately 13% of the equity securities listed on stock exchanges in the United States, ranked by free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Small-Capitalization Company Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited

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number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September 2017
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since September 2017
Jonathan Nixon	Portfolio Manager of the Adviser	Since September 2017
Tony Seisser	Portfolio Manager of the Adviser	Since September 2017

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PBND	PowerShares PureBetaSM US Aggregate Bond Portfolio

Summary Information

Investment Objective

The PowerShares PureBetaSM US Aggregate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE BofAML US Broad Market IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.05%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$5	$16

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the commencement of investment operations (September 27, 2017) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgaged-backed

21

securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Underlying Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Underlying Index. However, as of the date of this Prospectus, hybrid securities represent less than 1% of the Underlying Index. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus accrued interest. As of December 31, 2017, the Underlying Index was comprised of approximately 14,288 securities.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be

22

backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in the Fund’s net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

23

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Securities Act”). Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance

The Fund commenced operations on September 27, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.powershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September, 2017
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since September, 2017
Gary Jones	Portfolio Manager of the Adviser	Since September, 2017
Philip Fang	Portfolio Manager of the Adviser	Since September, 2017
Richard Ose	Portfolio Manager of the Adviser	Since September, 2017

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Cboe BZX Exchange, Inc. (“ Cboe”) and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k)

plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

24

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund (except for PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio) generally will invest at least 90% of its total assets in components of its respective Underlying Index. PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio generally will invest at least 80% of its total assets in components of its respective Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each Fund uses an “indexing” investment approach to seek to track the investment results, before fees and expenses, of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an “indexing” approach to try to achieve its investment objective, each Fund will not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund (other than PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio) employs a “full replication” methodology in seeking to track its Underlying Index, meaning that it generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

A “sampling” methodology means that the Adviser uses quantitative analysis to select securities from an Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. For equity securities, these include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. For fixed-income securities, these include duration, maturity, credit quality, yield and coupon. When employing a sampling methodology, the Adviser bases the quantity of holdings in a Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser reserves the right to invest a Fund in as many securities as it believes necessary to achieve the Fund’s investment objective.

Each of PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio, because of the practical difficulties and expense of purchasing all of the securities in its Underlying Index, utilizes a “sampling” methodology to seek to achieve its respective investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a component of an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain components of that Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index.

Each Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in an Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below in alphabetical order by index name.

ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM (PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio)

The ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM tracks the performance of short-maturity U.S. dollar-denominated inflation-linked sovereign debt securities that are issued by the U.S. government and publicly offered for sale in the United States. Qualifying securities must have at least one month but less than five years remaining to final maturity, at least 18 months to maturity when issued, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are excluded from the Underlying Index, but original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Securities issued or marketed primarily to retail investors do not qualify for inclusion in the Underlying Index.

Constituents in the Underlying Index are market capitalization-weighted. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

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ICE BofAML US Broad Market IndexSM (PowerShares PureBetaSM US Aggregate Bond Portfolio)

The ICE BofAML US Broad Market IndexSM tracks the performance of U.S. dollar-denominated investment grade debt securities that are publicly offered for sale in the United States, including U.S. Treasury notes and bonds, quasi-government and corporate securities, residential and commercial mortgaged-backed securities and asset-backed securities. Qualifying securities must have at least one year to final maturity, at least 18 months to final maturity when issued and a fixed coupon schedule. With the exception of U.S. Treasuries, qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch).

Qualifying U.S. Treasuries must have a minimum amount outstanding of $1 billion. Bills, inflation-linked debt and STRIPS are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Qualifying quasi-government and corporate securities must have a minimum amount outstanding of $250 million. Original issue zero coupon bonds, Rule 144A securities (both with and without registration rights) and corporate pay-in-kind securities, including toggle notes, qualify for inclusion. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Eurodollar bonds, tax-exempt U.S. municipal, equity-linked, dividends-received deduction eligible securities and legally defaulted securities are excluded from the Underlying Index. Contingent capital securities are excluded from the Underlying Index but other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, may be included in the Underlying Index.

Qualifying residential mortgage pass-through securities include fixed rate securities publicly issued by US agencies. 30-year, 20-year, 15-year and interest-only fixed rate mortgage pools are included in the Underlying Index provided they have at least $5 billion per generic coupon and $250 million per production year within each generic coupon.

Qualifying asset-backed and commercial mortgage-backed securities must have at least one month to the last expected cash flow, an original deal size for the collateral group of at least $250 million and a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size. In addition, senior tranches must have a current amount outstanding of at least $50 million and mezzanine and subordinated tranches must have a current amount outstanding of at least $10 million.

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. With the exception of mortgage-backed, commercial mortgage-backed and asset-backed securities, accrued interest is calculated assuming next-day settlement. Accrued interest for mortgage-backed, commercial mortgage-backed and asset-backed securities is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index. The Fund is rebalanced in accordance with the Underlying Index.

FTSE Developed ex North America Index (PowerShares PureBetaSM FTSE Developed ex-North America Portfolio)

The FTSE Developed ex North America Index is designed to include securities of large- and mid-capitalization companies located in countries that are classified as developed markets by the Index Provider, excluding the United States and Canada. The Underlying Index is a subset of the FTSE Global Equity Index Series, which captures approximately 98% of the world’s investable market capitalization. The securities in the Underlying Index are weighted based on their free float-adjusted market capitalization. Equity securities are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions. Companies with a free float of 5% or below are excluded from the Underlying Index. Countries in the FTSE Global Equity Index Series are usually reviewed semi-annually in March and September, on a region by region basis, based on data as at the close of business on the last business day of December and June. Any constituent changes resulting from the periodic review will be implemented after the close of business on the third Friday (i.e. effective the following Monday) of March and September. As of December 31, 2017, the following countries were classified as developed markets by the Index Provider: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, United Kingdom and the United States. The Underlying Index is reviewed quarterly. The Index Provider implements any changes to the Underlying Index after the close of business on the third Friday in March, June, September and December. The Fund is rebalanced in accordance with the Underlying Index.

FTSE Emerging Index (PowerShares PureBetaSM FTSE Emerging Markets Portfolio)

The FTSE Emerging Index is designed to include securities of large- and mid-capitalization companies located in countries that are classified as advanced and secondary emerging markets by the Index Provider. The Underlying Index is a subset of the FTSE Global Equity Index Series, which captures approximately 98% of the world’s investable market capitalization. The securities in the Underlying Index are weighted based on their free float-adjusted

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market capitalization. Equity securities are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions. Companies with a free float of 5% or below are excluded from the Underlying Index. Countries in the FTSE Global Equity Index Series are usually reviewed semi-annually in March and September, on a region by region basis, based on data as at the close of business on the last business day of December and June. Any constituent changes resulting from the periodic review will be implemented after the close of business on the third Friday (i.e. effective the following Monday) of March and September. As of December 31, 2017, the following countries were classified by the Index Provider as (i) advanced emerging markets: Brazil, Czech Republic, Greece, Hungary, Malaysia, Mexico, Poland, South Africa, Taiwan, Thailand and Turkey, and (ii) secondary emerging markets: Chile, China, Colombia, Egypt, India, Indonesia, Pakistan, Peru, Philippines, Qatar, Russia and the United Arab Emirates. The Underlying Index is reviewed quarterly. The Index Provider implements any changes to the Underlying Index after the close of business on the third Friday in March, June, September and December. The Fund is rebalanced in accordance with the Underlying Index.

MSCI USA Index (PowerShares PureBetaSM MSCI USA Portfolio)

The MSCI USA Index is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. Securities eligible for inclusion in the Underlying Index include all equity securities of companies listed on the New York Stock Exchange (“NYSE”), NYSE Arca, Inc. NYSE MKT LLC, and the NASDAQ Stock Market LLC (except for investment trusts other than Real Estate Investment Trusts (“REITs”), preferred REITs, mutual funds, equity derivatives, limited partnerships and LLCs and business trusts that are structured to be taxed as limited partnerships) provided that such companies file a financial report with the SEC and four of the following five variables do not indicate that the company should be classified in a different country: operations, revenues, headquarters, management and shareholder base. The Index Provider constructs the Underlying Index using the MSCI Global Investable Market Indexes methodology, which involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; and (iv) applying index continuity rules for the MSCI Standard Index.

The securities in the Underlying Index are weighted based on their free float-adjusted market capitalization. The Underling Index represents mid-sized and larger companies within the MSCI Global Investable Market Index that make up approximately 87% of the free float-adjusted market capitalization.

The Underlying Index is rebalanced quarterly. The Index Provider conducts semi-annual reviews generally as of the close of the last business day of May and November, during which the Index Provider updates the investable equity universe and reassesses the size segment. The Index Provider also conducts quarterly reviews generally as of the close of the last business day of February and August, during which the Index Provider reflects changes in the Underlying Index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next semi-annual review. The results of the reviews are announced at least two weeks in advance of implementation. The Fund is rebalanced in accordance with the Underlying Index.

MSCI USA Small Cap Index (PowerShares PureBetaSM MSCI USA Small Cap Portfolio)

The MSCI USA Small Cap Index is designed to measure the performance of the small-capitalization segments of the U.S. equity market. Securities eligible for inclusion in the Underlying Index include all equity securities of companies listed on the NYSE, NYSE Arca, Inc. NYSE MKT LLC, and the NASDAQ Stock Market LLC (except for investment trusts other than REITs, preferred REITs, mutual funds, equity derivatives, limited partnerships and LLCs and business trusts that are structured to be taxed as limited partnerships) provided that such companies file a financial report with the SEC and four of the following five variables do not indicate that the company should be classified in a different country: operations, revenues, headquarters, management and shareholder base. The Index Provider constructs the Underlying Index using the MSCI Global Investable Market Indexes methodology, which involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; and (iv) applying index continuity rules for the MSCI Standard Index.

The securities in the Underlying Index are weighted based on their free float-adjusted market capitalization. The Underling Index represents the smallest companies within the MSCI Global Investable Market Index that make up approximately 13% of the free float-adjusted market capitalization.

The Underlying Index is rebalanced quarterly. The Index Provider conducts semi-annual reviews generally as of the close of the last business day of May and November, during which the Index Provider updates the investable equity universe and reassesses the size segment. The Index Provider also conducts quarterly reviews generally as of the close of the last business day of February and August, during which the Index Provider reflects changes in the Underlying Index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next semi-annual review. The results of the reviews are announced at least two weeks in advance of implementation. The Fund is rebalanced in accordance with the Underlying Index.

Principal Risks of Investing in the Funds

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of

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the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Authorized Participant Concentration Risk

Only APs may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Call Risk

For PowerShares PureBetaSM US Aggregate Bond Portfolio, if interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Changing Fixed-Income Market Conditions Risk

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio invest in fixed-income securities, which are subject to interest rate risk. The current historically low interest rate environment was created in part by the FRB and certain foreign central banks keeping the federal funds and equivalent foreign rates, at near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. In addition, because of changing central bank policies, a Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate.

Currency Risk

Certain Funds will invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares. Much of the income that Funds receive will be in foreign currencies. However, those Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that the Funds earn the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which those Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Such Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forwards, futures or options contracts to purchase or sell foreign currencies.

Equity Risk

For each Fund (except for PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM Aggregate Bond Portfolio), equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security

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may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Fixed-Income Securities Risk

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM Aggregate Bond Portfolio invest in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s returns.

Foreign and Emerging Markets Investment Risk

For Funds that invest in securities of foreign issuers, investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to issuers in developed countries.

Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

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The PowerShares PureBetaSM FTSE Emerging Markets Portfolio may invest in securities of companies domiciled in Russia. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which further may impair the value or liquidity of Russian securities, and therefore may negatively impact the Fund.

Geographic Concentration Risk

Funds that are less diversified across geographic regions or countries are generally riskier than more geographically diversified funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time. A natural or other disaster could occur in the geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that geographic region and adversely impact a Fund’s investments in the affected region. In particular:

Asia Pacific Economic Risk

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which a Fund may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Funds may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the energy, agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

Central and South American Economic Risk

High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Economic Risk

The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

In a recent referendum, citizens in the United Kingdom voted to withdraw from the EU. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

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United States Economic Risk

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region. Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. Policy and legislative changes in one country may have a significant effect on North American markets generally.

Index Risk

Unlike many investment companies that are “actively managed,” the Funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of an Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming. If a specific security is removed from an Underlying Index, a Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry will be available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Inflation-Linked Security Risk

For PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Issuer-Specific Changes Risk

The performance of a Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that a Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Market Risk

The securities in each Underlying Index are subject to market fluctuations, and a Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

The Funds face numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of a Fund. Although the Shares of each Fund are listed for trading on a securities exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained by market makers or APs, that the Shares will continue to trade on any such exchange or that the Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to a Fund’s NAV. As a result, an investor could lose money over short or long periods. Additionally, in stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a variance in the market price of the Shares and their underlying value.

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Mortgage-Backed and Asset-Backed Securities Risk

PowerShares PureBetaSM US Aggregate Bond Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments.

In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. If a Fund has recently commenced operations or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if a Fund used a sampling approach, it may result in returns that are not as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the components of its Underlying Index in the proportions represented in the Underlying Index.

The performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, a Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index. The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash to meet redemptions and expenses, or because of low assets (particularly when a Fund is new and has operated for only a short period).

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

Non-Diversified Fund Risk

Because each Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Portfolio Turnover Risk

PowerShares PureBetaSM US Aggregate Bond Portfolio may engage in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Privately Issued Securities Risk

PowerShares PureBetaSM US Aggregate Bond Portfolio may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act (“Securities Act”). Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Sampling Risk

For PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio, the use of a representative sampling approach could result in a Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater. In addition, by sampling the securities in an Underlying Index, a Fund faces the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s Underlying Index, thereby increasing tracking error.

Short-Term and Intermediate-Term Bond Risk

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio invests in bonds with a short term or intermediate term (i.e., five years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short- and intermediate-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Small- and Mid-Capitalization Company Risk

For each Fund (except for PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligation Risk

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk

Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

For Funds that invest in common stock of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the those non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% (and, for PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio, at least 80%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities (including other funds) not included in its Underlying Index, in money market instruments,

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including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by certain funds in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

In accordance with 1940 Act rules, each Fund has adopted a policy to invest at least 80% of the value of net assets (plus the amount of any borrowing for investment purposes) in certain types of securities (e.g., inflation-linked securities or small cap equity securities) or in securities of companies in an industry, country or geographical region, as applicable, that is suggested by its name (for each Fund, an “80% investment policy”). Each Fund considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Therefore, each Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% (and for PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio, at least 90%) of the value of its total assets in securities that comprise its respective Underlying Index, in accordance with the terms of PowerShares Exchange-Traded Fund Trust II (the “Trust”) exemptive relief. The 80% investment policy of each Fund constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of the Trust may change at any time without shareholder approval upon 60 days’ written notice to shareholders.

Each Fund’s investment objective constitutes a non-fundamental policy that the Board of the Trust may change without shareholder approval upon 60 days written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money up to the limits set forth in the Trust’s SAI under the section “Investment Restrictions.”

Additional Risks of Investing in the Fund

The following section provides additional risk information regarding investing in the Fund.

Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Index Provider Risk

The Funds seek to track the investment results of their Underlying Index, as published by their Index Provider. There is no assurance that an Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While an Index Provider gives descriptions of what the Underlying Index is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such indices, and it generally does not guarantee that its Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within its Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund’s Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, an Index Provider may carry out additional ad hoc rebalances to its Underlying Index, for example, to correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by an Index Provider may increase a Fund’s costs and market exposure.

Licensing, Custody and Settlement Risk

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain foreign countries. Delays in obtaining such an approval would delay investments in the particular country, and, as a consequence, the Funds investing in foreign markets may not be able to invest in all of the securities included in their Underlying Indexes while an approval is pending. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians

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may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Funds invest, the Funds may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Money Market Funds Risk

Money market funds are subject to management fees and other expenses, and a Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that a Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, under recent amendments to money market fund regulations under the 1940 Act, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Those rule amendments also permit money market funds to impose liquidity fees and redemption gates for use in times of market stress. If a Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument as a result of the rule amendments may negatively affect the Fund’s return potential.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on Cboe. The Adviser cannot predict whether the Shares will trade below, at, or above a Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues Risk

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on Cboe may be halted due to market conditions or for reasons that, in the view of Cboe make trading in Shares inadvisable. In addition, trading in Shares on Cboe is subject to trading halts caused by extraordinary market volatility pursuant to Cboe “circuit breaker” rules. There can be no assurance that the requirements of Cboe necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Repurchase Agreements Risk

Repurchase agreements are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

Convertible Securities Risk

A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of a Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes Risk

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

The Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in such Funds’ Underlying Indexes. The Funds also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.powershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, and PowerShares Exchange-Traded Self-Indexed Fund Trust, a family of ETFs with combined assets under management of approximately $77.1 billion as of January 31, 2018.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers

(collectively, with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Director of Portfolio Management of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception in September 2017. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007 and has been associated with the Adviser since 2005.

Philip Fang, Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. Mr. Fang has been a Portfolio Manager of the Adviser since July 2010 and has been associated with the Adviser since 2007.

Michael Jeanette, Senior Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. Mr. Jeanette has been associated with the Adviser since 2008.

Gary Jones, Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. Mr. Jones has been a Portfolio Manager of the Adviser since July 2012 and has been associated with the Adviser since December 2010.

Jeffrey W. Kernagis, Senior Portfolio Manager of the Adviser, has been has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. Mr. Kernagis has been associated with the Adviser since 2007.

Jonathan Nixon, Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. He has been a Portfolio Manager of the Adviser since August 2013 and has been associated with the Adviser since 2011.

Richard Ose, Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. Mr. Ose has been associated with the Adviser since 2011.

Tony Seisser, Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of certain Funds since their inception in September 2017. He has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

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The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fee

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Management Fee
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	0.07%
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	0.07%
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	0.14%
PowerShares PureBetaSM MSCI USA Portfolio	0.04%
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	0.06%
PowerShares PureBetaSM US Aggregate Bond Portfolio	0.05%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2019. There is no guarantee that the Adviser will extend the waiver of the fees past that date.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement with respect to each Fund is available in the Trust’s Annual Report to shareholders for the fiscal year ended October 31, 2017.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on Cboe. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on Cboe under the following symbols:

Fund	Symbol
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	PBTP
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	PBDM
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	PBEE
PowerShares PureBetaSM MSCI USA Portfolio	PBUS
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	PBSM
PowerShares PureBetaSM US Aggregate Bond Portfolio	PBND

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI. Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the agreement between the AP and the Funds’ distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed above) to pay an AP, all as permitted by the 1940 Act. Each Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, each Fund reserves the right to pay redemption proceeds to an AP in cash, consistent with the Trust’s exemptive relief. In addition, if an AP is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, the AP will not be able to receive Rule 144A securities. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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Share Trading Prices

The trading prices of Shares of each Fund on Cboe may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to Funds that invest in securities of foreign issuers traded on foreign exchanges, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of Shares of a Fund. Cash purchases or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Funds incur in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading, and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for PowerShares PureBetaSM US Aggregate Bond Portfolio). Ordinarily, dividends from net investment income, if any, are declared and paid monthly by PowerShares PureBetaSM US Aggregate Bond Portfolio. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and to avoid a federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

Taxes on Distributions

A Fund intends to qualify each year as a regulated investment company (RIC) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

•

A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

•

Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

•	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund Shares.

•

A portion of income dividends paid by a Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a

38

nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

•

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

•	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

•	Any long-term or short-term capital gains realized on the sale of your Fund Shares will be subject to federal income tax.

•

A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

•

At the time you purchase your Fund Shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

•

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

•

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

•

You will not be required to include the portion of dividends paid by a Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

•	Fund distributions and gains from sale of Fund Shares generally are subject to state and local income taxes.
•

If a Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

•

Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

•

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

•	If a Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.

Taxes on Purchase and Redemption of Creation Units

To the extent that a Fund permits in-kind transactions, an AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss otherwise might not be deductible. Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term

39

capital gain or loss if they have been held for one year or less. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the its Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you are not able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting agent for each Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as each Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Reports for the fiscal year ended October 31, 2017, which are available upon request.

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PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (PBTP)

	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.07)
Total from investment operations	(0.01)
Net asset value at end of period	$24.99
Market price at end of period(c)	$24.99
Net Asset Value Total Return(d)	(0.04	)%(e)
Market Price Total Return(d)	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,499
Ratio to average net assets of:
Expenses	0.07	%(f)
Net investment income	2.22	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio (PBDM)

	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.07
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.37
Net asset value at end of period	$25.37
Market price at end of period(c)	$25.54
Net Asset Value Total Return(d)	1.48	%(e)
Market Price Total Return(d)	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,537
Ratio to average net assets of:
Expenses	0.07	%(f)
Net investment income	2.38	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

41

PowerShares PureBetaSM FTSE Emerging Markets Portfolio (PBEE)

	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.07
Net asset value at end of period	$25.07
Market price at end of period(c)	$25.20
Net Asset Value Total Return(d)	0.28	%(e)
Market Price Total Return(d)	0.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,507
Ratio to average net assets of:
Expenses	0.14	%(f)
Net investment income	1.03	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM MSCI USA Portfolio (PBUS)

	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.04
Net realized and unrealized gain on investments	0.66
Total from investment operations	0.70
Net asset value at end of period	$25.70
Market price at end of period(c)	$25.70
Net Asset Value Total Return(d)	2.80	%(e)
Market Price Total Return(d)	2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,570
Ratio to average net assets of:
Expenses	0.04	%(f)
Net investment income	1.31	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

42

PowerShares PureBetaSM MSCI USA Small Cap Portfolio (PBSM)

	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.04
Net realized and unrealized gain on investments	1.02
Total from investment operations	1.06
Net asset value at end of period	$26.06
Market price at end of period(c)	$26.08
Net Asset Value Total Return(d)	4.24	%(e)
Market Price Total Return(d)	4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,606
Ratio to average net assets of:
Expenses	0.06	%(f)
Net investment income	1.21	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares PureBetaSM US Aggregate Bond Portfolio (PBND)

	For the Period September 27, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.05)
Total from investment operations	0.01
Distributions to shareholders from:
Net investment income	(0.05)
Net asset value at end of period	$24.96
Market price at end of period(c)	$24.96
Net Asset Value Total Return(d)	0.05	%(e)
Market Price Total Return(d)	0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.04	%(f)
Expenses, prior to Waivers	0.05	%(f)
Net investment income, after Waivers	2.44	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%

43

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by its respective Index Provider. Each Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with each Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

ICE Data Indices, LLC. (“ICE Data”) is the Index Provider for the Underlying Index of each of PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio. ICE Data is not affiliated with the Trust, the Adviser or the Distributor. The ICE BofAML 0-5 Year US Inflation-Linked Treasury Index and ICE BofAML US Broad Market Index are a service mark of ICE Data and have been licensed for use for certain purposes by the Adviser. The PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

FTSE International Limited. FTSE International Limited (“FTSE”) is the Index Provider for the Underlying Index of each of PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio, and such Funds’ Underlying Indexes are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

MSCI Inc. MSCI Inc. (“MSCI”) is the Index Provider for the Underlying Index of each of PowerShares PureBetaSM MSCI USA Portfolio and PowerShares PureBetaSM MSCI USA Small Cap Portfolio, and such Funds’ Underlying Indexes are trademarks of MSCI and have been licensed for use for certain purposes by the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	FTSE Developed ex North America Index
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	FTSE Emerging Index
PowerShares PureBetaSM MSCI USA Portfolio	MSCI USA Index
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	MSCI USA Small Cap Index
PowerShares PureBetaSM US Aggregate Bond Portfolio	ICE BofAML US Broad Market IndexSM

Disclaimers

ICE Data Indices, LLC. “ICE Data” and “ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM ” and ICE BofAML US Broad Market Index (together, the “ICE Data Indexes”) are reprinted with permission. © Copyright 2017 ICE Data Indices, LLC. All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by ICE Data, any affiliate of ICE Data or any other party involved in, or related to, making or compiling the ICE Data Indexes. ICE Data Indexes are the exclusive property of ICE Data and/or its affiliates. “ICE Data” and “ICE BofAML 0-5 Year US Inflation-Linked Treasury Index and “ICE BofAML US Broad Market Index” are service marks of ICE Data and/or its affiliates and have been licensed for use for certain purposes by the Adviser on behalf of the Funds. Neither ICE Data, any affiliate of ICE Data nor any other party involved in, or related to, making or compiling the ICE Data Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the ICE Data Indexes to track the corresponding market performance. ICE Data is the licensor of certain trademarks, trade names and service marks of ICE Data and/or its affiliates and of the ICE Data Indexes, which is determined, composed and calculated by ICE Data and/or its affiliates without regard to the Adviser, the Funds or the shareholders of the Funds. Neither ICE Data, any affiliate of ICE Data nor any other party involved in, or related to, making or compiling the ICE Data Indexes has any obligation to take the needs of the Adviser, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the ICE Data Indexes. None of ICE Data or any of its affiliates has the obligation to continue to provide the ICE Data Indexes to the Adviser or the Funds beyond the applicable license term. Neither ICE Data, any affiliate of ICE Data nor any other party involved in, or related to, making or compiling the ICE Data Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds is to be redeemable for cash. Neither ICE Data, any affiliate of ICE Data nor any other party involved in, or related to, making or compiling the ICE Data Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. ICE Data and its affiliates do not provide investment advice to the Adviser or the Funds and are not responsible for the performance of the Funds.

NEITHER ICE DATA, ANY AFFILIATE OF ICE DATA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE DATA INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE DATA INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER ICE DATA, ANY AFFILIATE OF ICE DATA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE DATA INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE

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FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE DATA INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER ICE DATA, ANY AFFILIATE OF ICE DATA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE DATA INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ICE DATA INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA, ANY AFFILIATE OF ICE DATA OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE DATA INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ICE DATA AND POWERSHARES.

No purchaser, seller or holder of a security, or any other person or entity, should use or refer to any ICE Data trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting ICE Data to determine whether ICE Data’s permission is required. Under no circumstances may any person or entity claim any affiliation with ICE Data without the written permission of ICE Data.

FTSE International Limited. The PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Developed ex North America Index or the FTSE Emerging Index (together the “Underlying Indexes”), (ii) the figure at which the Underlying Indexes are said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of an Index for the particular purpose to which it is being put in connection with the PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to an Index to the Adviser or its clients. The Underlying Indexes are calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in an Index or (b) under any obligation to advise any person of any error therein. None of the Licensor Parties have provided any financial advice or recommendation in relation to the Underlying Indexes to PowerShares or to its clients.

All rights in the Underlying Indexes vest in FTSE. FTSE® is a trade mark of LSEG and is used by FTSE under license.

Any intellectual property rights in the index values and constituent lists vests in FTSE. PowerShares has obtained a full license from FTSE to use such intellectual property rights in the creation of this product.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indexes. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes, trading based on the Underlying Indexes, any data included therein in connection with PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio and PowerShares PureBetaSM FTSE Emerging Markets Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser.

MSCI INC. THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE

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POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO OR THE ISSUER OR OWNERS OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO, OWNERS OF THE POWERSHARES PUREBETASM MSCI USA PORTFOLIO AND POWERSHARES PUREBETASM MSCI USA SMALL CAP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for each Fund, can be found at www.powershares.com. Additionally, information regarding how often the Shares of each Fund traded on Cboe at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, will be found at www.powershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also will appear in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recent fiscal year. If you have questions about the Funds or

Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000 Houston,
Texas 77046-1173

Visit:	www.powershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about a Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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P-PBETA-PRO-1
PowerShares Exchange-Traded Fund Trust II 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.powershares.com 800.983.0903	@PowerShares

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated February 28, 2018, for the PowerShares Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below (each, a “Fund” and, collectively, the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares 1-30 Laddered Treasury Portfolio	The NASDAQ Stock Market LLC	PLW
PowerShares California AMT-Free Municipal Bond Portfolio	NYSE Arca, Inc.	PWZ
PowerShares CEF Income Composite Portfolio	NYSE Arca, Inc.	PCEF
PowerShares Chinese Yuan Dim Sum Bond Portfolio	NYSE Arca, Inc.	DSUM
PowerShares DWA Developed Markets Momentum Portfolio	The NASDAQ Stock Market LLC	PIZ
PowerShares DWA Emerging Markets Momentum Portfolio	The NASDAQ Stock Market LLC	PIE
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	The NASDAQ Stock Market LLC	DWLV
PowerShares DWA SmallCap Momentum Portfolio	The NASDAQ Stock Market LLC	DWAS
PowerShares DWA Tactical Multi-Asset Income Portfolio	The NASDAQ Stock Market LLC	DWIN
PowerShares DWA Tactical Sector Rotation Portfolio	The NASDAQ Stock Market LLC	DWTR
PowerShares Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.	PXR
PowerShares Emerging Markets Sovereign Debt Portfolio	NYSE Arca, Inc.	PCY
PowerShares FTSE International Low Beta Equal Weight Portfolio	The NASDAQ Stock Market LLC	IDLB
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.	PAF
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.	PXF
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.	PDN
PowerShares FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.	PXH
PowerShares Fundamental High Yield® Corporate Bond Portfolio	NYSE Arca, Inc.	PHB
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	NYSE Arca, Inc.	PFIG
PowerShares Global Agriculture Portfolio	The NASDAQ Stock Market LLC	PAGG
PowerShares Global Clean Energy Portfolio	NYSE Arca, Inc.	PBD
PowerShares Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC	PSAU
PowerShares Global Short Term High Yield Bond Portfolio	NYSE Arca, Inc.	PGHY
PowerShares Global Water Portfolio	The NASDAQ Stock Market LLC	PIO
PowerShares International BuyBack Achievers™ Portfolio	The NASDAQ Stock Market LLC	IPKW
PowerShares International Corporate Bond Portfolio	NYSE Arca, Inc.	PICB
PowerShares KBW Bank Portfolio	The NASDAQ Stock Market LLC	KBWB
PowerShares KBW High Dividend Yield Financial Portfolio	The NASDAQ Stock Market LLC	KBWD
PowerShares KBW Premium Yield Equity REIT Portfolio	The NASDAQ Stock Market LLC	KBWY
PowerShares KBW Property & Casualty Insurance Portfolio	The NASDAQ Stock Market LLC	KBWP
PowerShares KBW Regional Banking Portfolio	The NASDAQ Stock Market LLC	KBWR
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	The NASDAQ Stock Market LLC	LDRI
PowerShares National AMT-Free Municipal Bond Portfolio	NYSE Arca, Inc.	PZA
PowerShares New York AMT-Free Municipal Bond Portfolio	NYSE Arca, Inc.	PZT
PowerShares Preferred Portfolio	NYSE Arca, Inc.	PGX
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	Cboe BZX Exchange, Inc.	USEQ
PowerShares Russell 1000 Equal Weight Portfolio	NYSE Arca, Inc.	EQAL
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	The NASDAQ Stock Market LLC	USLB
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	NYSE Arca, Inc.	XRLV
PowerShares S&P 500® High Beta Portfolio	NYSE Arca, Inc.	SPHB
PowerShares S&P 500® High Dividend Low Volatility Portfolio	NYSE Arca, Inc.	SPHD
PowerShares S&P 500® Low Volatility Portfolio	NYSE Arca, Inc.	SPLV
PowerShares S&P 500 Enhanced Value Portfolio	NYSE Arca, Inc.	SPVU
PowerShares S&P 500 Minimum Variance Portfolio	Cboe BZX Exchange, Inc.	SPMV
PowerShares S&P 500 Momentum Portfolio	NYSE Arca, Inc.	SPMO
PowerShares S&P 500 Value With Momentum Portfolio	Cboe BZX Exchange, Inc.	SPVM
PowerShares S&P Emerging Markets Low Volatility Portfolio	NYSE Arca, Inc.	EELV
PowerShares S&P Emerging Markets Momentum Portfolio	NYSE Arca, Inc.	EEMO
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	Cboe BZX Exchange, Inc.	IDHD
PowerShares S&P International Developed Momentum Portfolio	NYSE Arca, Inc.	IDMO
PowerShares S&P International Developed Low Volatility Portfolio	NYSE Arca, Inc.	IDLV
PowerShares S&P International Developed Quality Portfolio	NYSE Arca, Inc.	IDHQ
PowerShares S&P MidCap Low Volatility Portfolio	NYSE Arca, Inc.	XMLV
PowerShares S&P SmallCap Consumer Discretionary Portfolio	The NASDAQ Stock Market LLC	PSCD
PowerShares S&P SmallCap Consumer Staples Po7tfolio	The NASDAQ Stock Market LLC	PSCC
PowerShares S&P SmallCap Energy Portfolio	The NASDAQ Stock Market LLC	PSCE
PowerShares S&P SmallCap Financials Portfolio	The NASDAQ Stock Market LLC	PSCF
PowerShares S&P SmallCap Health Care Portfolio	The NASDAQ Stock Market LLC	PSCH

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Cboe BZX Exchange, Inc.	XSHD
PowerShares S&P SmallCap Industrials Portfolio	The NASDAQ Stock Market LLC	PSCI
PowerShares S&P SmallCap Information Technology Portfolio	The NASDAQ Stock Market LLC	PSCT
PowerShares S&P SmallCap Low Volatility Portfolio	NYSE Arca, Inc.	XSLV
PowerShares S&P SmallCap Materials Portfolio	The NASDAQ Stock Market LLC	PSCM
PowerShares S&P SmallCap Quality Portfolio	Cboe BZX Exchange, Inc.	XSHQ
PowerShares S&P SmallCap Utilities Portfolio	The NASDAQ Stock Market LLC	PSCU
PowerShares Senior Loan Portfolio	NYSE Arca, Inc.	BKLN
PowerShares Taxable Municipal Bond Portfolio	NYSE Arca, Inc.	BAB
PowerShares Treasury Collateral Portfolio	NYSE Arca, Inc.	CLTL
PowerShares Variable Rate Preferred Portfolio	NYSE Arca, Inc.	VRP
PowerShares VRDO Tax-Free Weekly Portfolio	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for each Fund contained in each Fund’s 2017 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Reports are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 76 Funds. This SAI contains information for 70 of the Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio PowerShares S&P International Developed Quality Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio. The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific benchmark index (each, an “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

With respect to PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, the Adviser has entered into investment sub-advisory agreements with certain affiliates to serve as investment sub-advisers to the Funds. The affiliated sub-advisers, Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”) and Invesco Advisers, Inc. (“Invesco Advisers” and together with Invesco Senior Secured the “Sub-Advisers”), are registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Advisers are indirect, wholly-owned subsidiaries of Invesco Ltd.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares Variable Rate Preferred Portfolio. PowerShares Treasury Collateral Portfolio issues and redeems Shares at NAV in aggregations of 10,000 Shares.

Each Fund (except as indicated below) generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is a “NYSE Arca-listed Fund”): PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Momentum Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Shares of the following Funds are listed on The NASDAQ Stock Market LLC (“NASDAQ”) (each such Fund is a “NASDAQ-listed Fund”): PowerShares 1-30 Laddered Treasury Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Together, NYSE Arca and NASDAQ are the “Exchanges,” and each is an “Exchange.”

Shares of the following Funds are listed on Cboe BZX Exchange, Inc. (“Cboe”) (each such Fund is a “Cboe-listed Fund”): PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio and PowerShares S&P SmallCap Quality Portfolio.

Collectively, Cboe, NASDAQ and NYSE Arca are the “Exchanges” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

EXCHANGE LISTING AND TRADING

Shares of each Cboe-listed Fund, NYSE Arca-listed Fund and each NASDAQ-listed Fund are listed for trading, and trade throughout the day, on their respective Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Funds, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

For each Cboe BZX-listed Fund and NYSE Arca-listed Fund:

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange and its affiliates make no representation or warranty, express or implied, to the owners of the Shares of the Fund and the Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund.

The Exchange and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

For the NADSDAQ-listed Funds:

The NASDAQ-listed Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the NASDAQ-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the respective NASDAQ-listed Funds’ Shares. The Corporations have no liability in connection with the administration, marketing or trading of the NASDAQ-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3) With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap

Quality Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(6) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Quality Portfolio, PowerShares Senior Loan Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(8) With respect to each Fund except PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value with Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Quality Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio, make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33  1/3% of the value of the Fund’s total assets.

(9) With respect to PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value with Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Quality Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33  1/3% of the value of the Fund’s total assets.

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(11) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(12) With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals

Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Quality Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, issue senior securities, except as permitted under the 1940 Act.

(13) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Momentum Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, issue senior securities.

Except for restrictions (5), (6), (8)(ii) and (iii), (9)(ii) and (iii), (12) and (13), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (5), (6), (8)(ii) and (iii), (9)(ii) and (iii), (12) and (13), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1) Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares S&P International Developed Momentum Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares S&P International Developed Momentum Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3) Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares S&P International Developed Momentum Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4) With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares S&P International Developed Momentum Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5) Except for PowerShares CEF Income Composite Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio and PowerShares KBW High Dividend Yield Financial Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6) With respect to PowerShares CEF Income Composite Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio and PowerShares KBW High Dividend Yield Financial Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each of the following Funds have adopted either a fundamental or non-fundamental policy (as set forth below) to invest in securities suggested by the Fund’s name (each, an “80% investment policy”):

Each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Quality Portfolio and PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio, PowerShares VRDO Tax-Free Weekly Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares Variable Rate Preferred Portfolio has adopted the 80% investment policy. Each Fund considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each Fund (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio instead will meet its 80% investment policy by investing at least 80% of its total assets in such securities. The 80% investment policy for each Fund (except for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. The 80% investment policy for each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. PowerShares CEF Income Composite Portfolio invests primarily in securities of other funds, included in its Underlying Index. The funds included in the Underlying Index for PowerShares CEF Income Composite Portfolio include U.S.-listed closed-end funds (the “Underlying Funds”).

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. Each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash, they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as amended (the “Internal Revenue Code”).

Common Stocks and Other Equity Securities. For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Bonds. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares Preferred Portfolio may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund or Underlying Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund or Underlying Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Loans. PowerShares Senior Loan Portfolio, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, invest in loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which PowerShares Senior Loan Portfolio will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. PowerShares Senior Loan Portfolio generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the PowerShares Senior Loan Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which PowerShares Senior Loan Portfolio will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

PowerShares Senior Loan Portfolio may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. PowerShares Senior Loan Portfolio normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between PowerShares Senior Loan Portfolio and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, PowerShares Senior Loan Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Loans held by the Funds might not be considered securities for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934, and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline.

PowerShares Senior Loan Portfolio generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Privately Issued Securities. Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Political and Economic Risks of Investing in China. The value of PowerShares Chinese Yuan Dim Sum Bond Portfolio’s assets may be adversely affected by political and economic factors, inadequate investor protection and changes in Chinese laws or regulations. In addition, the Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect the Fund, market conditions, and prices and yields of securities of the Fund.

Russian Securities Risk. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by certain Funds. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of these Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact the Funds.

U.S. Registered Securities of Foreign Issuers. Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government Obligations. Certain Funds may invest in short-term U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Municipal Securities. Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond; however, with respect to PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying “variable-rate” bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

There is no guarantee that the relevant Funds’ income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Lending Portfolio Securities. From time to time, certain Funds (as the Adviser shall so determine) may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international funds) of the market value, determined daily, of the loaned securities. Each of the foregoing Funds may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that its investment adviser has determined are in good standing and when, in the adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or PowerShares will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives Risk. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio invests, may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund or Underlying Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund or Underlying Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or Underlying Fund.

Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of certain Funds and Underlying Funds, and therefore PowerShares CEF Income Composite Portfolio, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund and the Underlying Fund.

Futures and Options. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Indexes, to facilitate trading or to reduce transaction costs. The Funds only will enter into futures contracts and options on futures contracts that are traded on an exchange. The Funds will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds and the Underlying Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds and the Underlying Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds and the Underlying Funds may enter into futures contracts to purchase security indices when the Adviser or Sub-Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds or the Underlying Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each of the Funds and the Underlying Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency transactions in anticipation of, or to protect themselves against, fluctuations in exchange rates.

A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, such Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. These contracts are known as “non-deliverable forwards.”

The Funds generally will invest in forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable). The Funds will comply with guidelines established by the SEC and its staff with respect to “cover” requirements of forward foreign currency contracts. Generally, with respect to deliverable forward foreign currency contracts, a Fund will cover its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, margin requirements, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments.

The cost to the Funds of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds or Underlying Funds would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds’ Underlying Indexes or an Underlying Fund’s Underlying Index. In the event of adverse price movements, a Fund or an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or an Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or an Underlying Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds and the Underlying Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds or the Underlying Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of either the Funds or the Underlying Funds.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds or the Underlying Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser of the Funds or the Underlying Funds’ investment adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds or the Underlying Funds to substantial losses. In the event of adverse price movements, the Funds and the Underlying Funds would be required to make daily cash payments of variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

CFTC Regulation. Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser from having to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund (except PowerShares CEF Income Composite Portfolio) under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds (except PowerShares CEF Income Composite Portfolio) currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund (except for the PowerShares CEF Income Composite Portfolio) therefore is not subject to CFTC registration or regulation as a commodity pool. The terms of the CPO exclusion require each Fund claiming such exemption among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus.

While not anticipated, should a Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, such Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Because the Underlying Funds in which PowerShares CEF Income Composite Portfolio may in turn invest in futures contracts for purposes that are not solely for “bona fide hedging,” and may do so in excess of the limitations imposed by Rule 4.5, PowerShares CEF Income Composite Portfolio may be subject to regulation under the CEA and CFTC Rules as a commodity pool. The Adviser is registered as a CPO and each Fund has operated in accordance with CFTC Rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, a Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, with the Adviser registered as a CPO, PowerShares CEF Income Composite Portfolio is subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs of registered investment companies, such as these Funds, to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC should not materially affect the ability of a Fund to achieve its investment objective within the constraints of the dual regulation. If a Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

Swap Agreements. Certain Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Funds, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event that a Fund uses swap agreements, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Funds’ investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Funds may lose money if the issuer of the note defaults, as the Funds may not be able to readily close out its investment in such notes without incurring losses.

Other Investment Companies. Each Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares CEF Income Composite Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Funds) may individually or collectively exert a controlling influence over the acquired investment company. Each Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Funds in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Real Estate Investment Trusts (“REITs”). Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing. Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

If there are unusually heavy redemptions, PowerShares Senior Loan Portfolio may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower NAV per share. The Adviser believes that, in the event of abnormally heavy redemption requests, PowerShares Senior Loan Portfolio’s borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3 % of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with a syndicate of banks lead by State Street Bank and Trust Company. PowerShares Senior Loan Portfolio will bear any interest expenses associated with the line of credit should the fund resort to borrowing from the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the commitment amount.

When Issued and Delayed Delivery Transactions. PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Special Considerations Regarding Investments in California Municipal Securities

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary will not be updated during the year. Neither the Trust nor its legal counsel has independently verified this information.

Overview

The State labor market conditions have improved significantly since the depths of the recession. California’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. As of August 2017, the State’s unemployment rate was preliminarily estimated to be 5.1 percent, approximately 0.7 percent higher than the national average of 4.4 percent, and less than the State’s 6.1 percent unemployment rate before the recession at the beginning of 2008.

The California economy also continues to recover from the 2008 recession. Although the State has faced serious budgetary problems in the past resulting from structural imbalances, the State significantly improved its general fiscal condition with the approval by the voters in November 2012 of a seven-year personal income tax (“PIT”) increase and a four-year sales tax increase (collectively known as “Proposition 30”). In November 2016, voters approved an extension of the Proposition 30 personal income tax increases but the sales tax increase expired on December 31, 2016. See “The State Budget—Proposition 30 and Proposition 55” below.

The State’s General Fund budget has achieved structural balance for the last several fiscal years, while also building up reserves. The adopted State budget for fiscal year 2016-17, which began with a surplus of approximately $3.9 billion at June 30, 2016, was projected to leave a fiscal year-end reserve in the Special Fund for Economic

Uncertainties (the “SFEU”) of approximately $1.8 billion at June 30, 2017. The adopted State budget for fiscal year 2017-18 (the “2017-18 Budget Act”) reduced this amount to $640 million. As part of the development of the Governor’s proposed budget for fiscal year 2017-18 it was estimated that without corrective action, the State would face a deficit of $1.6 billion in fiscal year 2017-18. The 2017-18 Budget Act includes a total of $2.8 billion of solutions to achieve a balanced budget for fiscal year 2017-18 and projected balanced budgets in fiscal years 2018-19 and 2019-20. The 2017-18 Budget Act projects that the State will have a fiscal year-end reserve in the SFEU of approximately $1.4 billion and a balance of $8.5 billion in the Budget Stabilization Account (“BSA”) at June 30, 2018.

The 2017-18 Budget Act assumed the continuation of existing federal fiscal policy. The Governor noted in his May revision to the proposed fiscal year 2017-18 budget that suggested major changes by the new presidential administration to health care, trade and immigration policy and the federal tax structure could have serious and detrimental effects on the State’s economy and budget. See “The State Budget — Health Care Reform” below.

Many local government agencies continue to face budget constraints due to limited taxing powers, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 United States Census. The July 2016 estimate of the State’s population is 39.4 million, which represents approximately 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

State personal income declined by 3.5 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. The Department of Finance estimated that personal income increased approximately 6.4 percent in 2015 and, as of May 2017, estimated that total personal income increased by 4.5 percent in 2016. As of May 2017, the State had projected personal income to grow by 4.5 percent in 2017 and 4.5 percent in 2018.

In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. However, substantial gains in taxable sales have occurred since then although the expiration of the Proposition 30 sales tax increase and increased percentages diverted to local governments have reduced the amount of sales tax available to the State’s General Fund. See “The State Budget — Proposition 30 and Proposition 55,” and “Local Governments — Realigning Services to Local Governments” below. Nevertheless, sales and use taxes remain a principal source of General Fund revenues. See “Recent Financial Results” below for a discussion of the percentage of State General Fund revenues that are derived from sales and use taxes. As of May 2017, the State had projected taxable sales to grow by 4.3 percent in fiscal year 2016-17 and 4.4 percent in fiscal year 2017-18.

The statewide median home price for existing single-family homes fell to a low of approximately $300,000 in 2011. In June 2017, the statewide median home price was $555,150, which was an increase of 7.0 percent from a year earlier and well above the statewide median home price for calendar year 2016 of $501,560. This statewide median home price remains lower than the pre-recession peak median price of $594,530.

Residential building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased steadily over the past several years, from 44,762 in 2010 (approximately $13.7 billion valuation) to 100,961 in 2016 (approximately $31.2 billion valuation), but still down from a pre-recession high of 164,187 (approximately $38.2 billion valuation) in 2006.

After slowing sharply in 2009, nonresidential construction increased steadily over the past several years, from a total valuation of approximately $11.2 billion in 2010 to $27.4 billion in 2016, surpassing the pre-recession high of $22.5 billion in 2007.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of State Treasury General Fund (the “General Fund”) revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “ —Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “ —Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean any levy other than an ad valoremtax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Limitations on the State’s Ability to Transfer Funds from Local Agencies. On November 2, 2010, voters in the State approved Proposition 22. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for state-mandated costs (the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated in August 2017 that the State was $8.1 billion under the limit in fiscal year 2015-16 and projected the State would be approximately $8.9 billion and $6.0 billion under its limit in fiscal years 2016-17 and 2017-18, respectively.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts (“K-14”). Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to July 1, 2017, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $83.2 billion. This outstanding debt consists of approximately $73.8 billion of general obligation bonds and approximately $9.4 billion of lease-revenue bonds. Moreover, as of July 1, 2017, the State had approximately $38.6 billion of authorized and unissued General Fund-supported general obligation bonds ($33.7 billion) and lease revenue bonds ($4.9 billion).

Based upon estimates included in the State’s most recent general obligation bond disclosure, as of August 2017, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately 6.3 percent of General Fund revenues in fiscal years 2016-17 and 2017-18. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”

Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “ —Capital Facilities Financing” above. Based upon estimates from the Department of Finance, approximately $6.4 billion of such obligations will be issued in fiscal year 2017-18 (consisting of approximately $5.8 billion of general obligation bonds and approximately $564 million of lease revenue bonds). However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $2.8 billion of revenue anticipation notes for fiscal year 2014-15, all of which have been repaid. The State did not issue revenue anticipation notes in fiscal year 2015-16 or fiscal year 2016-17 and is not expected to issue revenue anticipation notes in fiscal year 2017-18.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. As of June 30, 2017, the various State revenue bond financing programs had approximately $34 billion of outstanding revenue bonds and the various State financing authorities had approximately $30.3 billion of outstanding revenue bonds. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with approximately $17.4 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2017. Other State agencies and authorities with significant bond programs include the State Department of Water Resources which had approximately $6.6 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $2.8 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units, as of June 30, 2017.

Recent Financial Results

Historically, the principal sources of General Fund revenues are PIT, sales and use tax and corporation tax. Based on the most recent figures provided in the 2017-18 Budget Act, these sources are expected to contribute approximately 70.6 percent, 19.4 percent and 8.7 percent, respectively, of total General Fund revenues and transfers in fiscal year

2017-18. The State’s PIT structure is highly progressive. In the State’s general obligation bond disclosure in August 2017, the State noted that the top 1 percent of taxpayers paying approximately 47.6 percent of the total PIT in tax year 2015. The PIT was made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000, resulting in an income tax of 12.3 percent on earnings over $1 million. In November 2016 the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030. A large portion of PIT receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile.

Along with PIT, sales and use taxes and corporation taxes are subject to economic fluctuations as well, and were adversely affected during the State’s recovery from the recent recession. Total PIT, sales and use taxes and corporation taxes went from approximately $92.6 billion in fiscal year 2007-08 to approximately $76.7 billion in fiscal year 2008-09, recovering to an estimated $117.9 billion in fiscal year 2016-17, according to the 2017-18 Budget Act. Total personal income taxes, sales and use taxes and corporation taxes are projected in the 2017-18 Budget Act to be $124.2 billion in fiscal year 2017-18. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13. See “Limitations on Property Taxes” above.

The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. As of June 30, 2011 and 2012, recurring cash flow shortfalls caused by the recession and structural budget shortfalls, resulted in SFEU deficits of approximately $3.9 billion and $3.6 billion, respectively. SFEU balances have improved with higher than expected capital gains revenue in recent years. The 2017-18 Budget Act projected an SFEU balance of $642 million as of June 30, 2017 and an SFEU balance of approximately $1.4 billion as of June 30, 2018 based on the adopted budget solutions. Without those budget solutions the SFEU was projected to have had a deficit of approximately $1.6 billion at the end of fiscal year 2017-18 according to the Governor’s proposed budget. The 2017-18 Budget Act continues to bolster the balance in the BSA and pay down accumulated debts and liabilities to counter the potential fiscal impact of federal policy changes on California and the potential end of an economic expansion that has surpassed historical averages.

The last seven budget acts were each enacted timely, a process whereby the Governor’s proposed budget is revised and finalized according to the schedule outlined below (the “Budget Act”) .See “The StateBudget—Overview” below.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2016-17 Budget Act provided that approximately 42.4 percent of General Fund revenues in fiscal year 2016-17 were directed to K-14 programs covered by the Proposition 98 Guarantee. As of the 2017-18 Budget Act, the Proposition 98 Guarantee is $71.4 billion, of which $51.1 billion is payable from the General Fund. The 2017-18 Budget Act estimates that the Proposition 98 Guarantee level for fiscal year 2017-18 will be $74.5 billion which is an increase of $3.1 billion over the revised 2016-17 Budget Act Proposition 98 Guarantee. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. Fiscal year 2017-18 General Fund contributions to CalPERS and CalSTRS (as of August 2017) are estimated to be approximately $3.4 billion and $2.8 billion, respectively. The combined contributions represent approximately 5.0 percent of all General Fund expenditures for fiscal year 2017-18. In addition to the combined contributions, the State will also be making a one-time $6 billion supplemental payment to CalPERS in fiscal year 2017-18. The General Fund share of the loan repayment ($3.6 billion) will come from Proposition 2 revenues allocated for supplemental payments to pay down long-term liabilities. See “The State Budget – Constraints on the Budget Process – Revisions to Balanced Budget Amendment.” The Department of Finance projects that the $6 billion supplemental payment would save $11 billion in contributions to CalPERS from all sources over the next two decades, assuming actuarial and investment assumptions are realized.

The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. Fiscal year 2017-18 General Fund contributions to OPEB (as of April 2017) were estimated to be approximately $2.2 billion or approximately 1.7 percent of all General Fund expenditures for fiscal year 2017-18.

The recent economic recession has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs. In December of 2016 the CalPERS Board voted to lower the investment earnings assumptions for 2017-18 to 7.375%, for 2018-19 to 7.25% and for 2019-20 to 7.0%. In February 2017, the CalSTRS Board lowered its investment return assumption to 7.25% for the June 30, 2016 actuarial valuation and 7.0% for the June 30, 2017 actuarial valuation.

The most recent CalPERS and CalSTRS investment returns have varied widely and their respective 10-year time weighted average returns are below even the lower assumed rates of return adopted by their Boards. On July 14, 2017, CalPERS reported an 11.2 percent return on investments for the twelve months ended June 30, 2017 compared to investment returns of 18.4 percent, 2.4 percent and 0.6 percent in fiscal years 2013-14, 2014-15 and 2105-16, respectively. CalSTRS reported a 13.4 percent return on investments for the twelve months ended June 30, 2017 in its comprehensive annual financial report for fiscal year 2016-17 compared to investment returns of 18.7 percent, 4.8 percent and 1.4 percent in fiscal years 2013-14, 2014-15 and 2105-16, respectively. Based on those expected returns for the twelve months ended June 30, 2017, CalPERS estimated 3-year, 5-year and 10-year time weighted average returns of 4.6, 8.8 and 4.4 percent, respectively, and CalSTRS reported 3-year, 5-year and 10-year time weighted average returns of 6.3, 10.1 and 5.0 percent, respectively.

The CalPERS Board reported an unfunded accrued liability allocable to state employees (excluding judges and elected officials), as of June 30, 2016, of $59.5 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2016 at $96.7 billion on an AVA basis, and $101.6 billion on an MVA basis, reflecting new investment return assumptions adopted by CalSTRS in February 2017.

In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (an increase of 2.1 years for men and 1.6 years for women) and to fully phase in the resulting increased costs to the State (of approximately $1.2 billion per year) within 3 years. See “ — Local” below for a discussion of steps taken to eliminate the current CalSTRS unfunded liability.

The State’s most recent OPEB actuarial accrued liability report estimated an approximately $76.5 billion unfunded actuarial accrued liability as of June 30, 2016 (compared to $74.2 billion estimated as of June 30, 2015). The State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below. Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB Statement No. 74 became effective for fiscal years beginning after June 15, 2016 and GASB Statement No. 75 becomes effective for fiscal years beginning after June 15, 2017. In January 2016, the State Controller noted that, if OPEB funding is left unchanged, the OPEB actuarial accrued liability could rise to more than $100 billion by fiscal year 2020-21 and to more than $300 billion by fiscal year 2047-48. The Governor has proposed prefunding the entire unfunded liability by fiscal year 2044-45. Statutory language passed as part of the 2015-16 Budget Act contains the framework designed to support the elimination of the unfunded OPEB actuarial accrued liability through the use of a prefunding trust fund to pay for future retiree health benefits. Currently the State has approximately $500 million set aside in the prefunding trust fund. By the end of fiscal year 2017-18, the trust fund balance is projected to approach $1 billion.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing certain of the State’s localities will not continue or become more difficult, particularly if the economic recovery falters.

School districts in the State are required to make contributions to CalSTRS for their teachers and staff. In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the State, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. The increased funding requirements imposed upon local school districts will continue to increase through fiscal year 2020-21 and may have an adverse effect on their financial condition.

Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. The legislature passed and the Governor signed AB 1469 in June 2014 to increase required State contributions to CalSTRS. See “ —Local” above. OPEB costs were not addressed in PEPRA; however, the State has disclosed that the higher retirement ages included in PEPRA will reduce OPEB liabilities in the long term.

The LAO’s analysis of PEPRA concluded that the legislation would have little or no immediate effect on State finances. However, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. See also “State and Local Pension and Post-Retirement Liabilities — State” for discussion of a proposed supplemental $6 billion payment to be made to CalPERs in fiscal year 2017-18.

California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the preceding three decades. Following enactment of Proposition 25, the Legislature has approved and Governor Brown has signed the Budget Acts before the start of each such fiscal year.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. In November 2014, voters approved a constitutional amendment (“Proposition 2”) intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “ — Revisions to Balanced Budget Amendment” below. Each of the last four budget acts allocated transfers to the BSA. Funding for the BSA is estimated by the 2017-18 Budget Act to be approximately 6.7 billion as of June 30, 2017 and approximately $8.5 billion as of June 30, 2018 or 66 percent of its constitutional target.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Revisions to Balanced Budget Amendment. Another Constitutional initiative, Proposition 2 was approved by voters in November 2014. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. Beginning with the 2015-16 fiscal year, Proposition 2 requires that, among other things: deposits be made into the BSA whenever capital gains revenues rise to more than 8 percent of General Fund tax revenues; 1.5 percent of annual General Fund revenues be set aside each year; half of each year’s deposit through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities, after which at least half of each year’s deposit must be saved, with the remainder used for supplemental debt payments or savings; that the maximum size of the BSA be increased 10 percent of General Fund revenues; withdrawal of funds be only for a disaster or if spending remains at or below the highest level of spending from the prior three years; the maximum amount that could be withdrawn in the first year of a recession be limited to half of the BSA’s balance; the state provide a multiyear budget forecast to help better manage the state’s longer term finances; and a Proposition 98 reserve be created, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010” (“Proposition 22”), in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of

2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.

Proposition 30 and Proposition 55. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in PIT rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” above. The sales tax portion of Proposition 30 expired on December 31, 2016. In November 2016 voters approved Proposition 55 which extends the personal income tax portion of Proposition 30 until December 31, 2030.

The 2017-18 Budget Act noted the extension of the personal income tax portion of Proposition 30 by Proposition 55 will begin to affect revenues in fiscal year 2018-19. The State estimates that the additional revenue from the higher personal income tax was $5.8 billion in fiscal year 2013-14, $6.5 billion in fiscal year 2014-15 and $6.6 billion in fiscal year 2015-16. The State projects that revenue from the higher personal income tax will be $7.0 billion for fiscal year 2016-17 and $7.3 billion in fiscal year 2017-18.

The 2017-18 Budget Act projected receipts of $7.4 billion in fiscal year 2018-19, $7.5 billion in fiscal year 2019-20 and $7.7 billion in 2020-21 from the personal income tax increase in Proposition 30/55.

The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.

Health Care Reform. The federal Affordable Care Act (the “ACA”) may continue to result in a significant net increase of General Fund program costs. The potential economic and social impacts of any repeal or replacement of the ACA as proposed by the Trump Administration are unpredictable and may have an adverse overall fiscal impact of the State and its instrumentalities. The actual fiscal impact will depend on final enacted legislation, if any, and may also be materially affected by policy choices made by the State to address any proposed or enacted federal legislation.

The 2017-18 Budget Act assumed the continuation of existing federal fiscal policy and the State continues to implement the ACA through the State’s insurance exchange (Covered California) and through the two part (mandatory and optional) expansion of Medi-Cal. Beginning January 1, 2017, if the ACA is not repealed, California assumes 5 percent of these costs with California’s contribution generally increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. The federal government committed to pay nearly 100 percent of the costs of this optional expansion for the first three years. The State’s estimated share of the costs of the optional expansion are approximately $15 billion ($1.5 billion from the General Fund) for fiscal year 2017-18. The 2017-18 Budget Act projects the optional expansion caseload to be 3.9 million in fiscal year 2017-18. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion.

The net impact of the ACA on the General Fund will depend on a variety of factors, including the nature and extent of any repeal or replacement, levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or Covered California.

Status of State General Fund; 2017-2018 State Budget Act

General. On June 27, 2017, the state budget for fiscal year 2017-18 was enacted. The 2017-18 Budget Act continues to bolster the balance in the BSA and pay down accumulated debts and liabilities to counter the potential fiscal impact of federal policy changes on California and the potential end of an economic expansion that has surpassed historical averages. The 2017-18 Budget Act continues to focus spending on investing in education, counteracting the effects of poverty and improving the State’s infrastructure.

The 2017-18 Budget Act assumes the continuation of existing federal policy. During the budget process, the Governor noted that the State must nevertheless continue to plan and save for tougher budget times ahead due to contemplated actions by the federal government such as defunding health care and eliminating deductions for state taxes that could send the State budget “into turmoil.”

Future Budgets

The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of September 1, 2017, the following ratings for the State’s general obligation bonds have been received from Moody’s, S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa3	AA-	AA-

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of July 1, 2011, the California League of Cities reported that there are 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

A Trump administration order that threatened to cut off federal funding to “sanctuary cities”, many of which are located in California, was temporarily enjoined in April 2017. Although that order may be permanently enjoined, any similar proposal could have a material adverse impact on the financial condition of the affected cities, and potentially the State as a whole.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitation on Property Taxes” above.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-14 schools. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-14 schools by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.

Realigning Services to Local Governments. Commencing with the 2011-12 Budget Act, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are required to be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State reported in September 2017 that, during fiscal year 2017-18, it expected to transfer approximately $6.7 billion in sales tax revenues and $669.5 million in vehicle license fee revenue to local governments under the realignment plan.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although some of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. In addition, the clean-up legislation has enabled many jurisdictions to refinance outstanding tax increment bonds.

Many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Statutory Lien Securing General Obligation Bonds. Certain local government agencies, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. California Senate Bill 222 (2015) (“SB 222”) added provisions to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local government agencies in California will be secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes that should survive a bankruptcy of the local agency. SB 222 took effect on January 1, 2016 but it is unclear whether SB 222 applies to bonds issued prior to the effective date.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.

Other Factors

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Risk of Sea Level Changes and Flooding. In May 2009, the California Climate Change Center released a study, for informational purposes only, which was funded by various state agencies and the California Ocean Protection Council. The study posited that increases in sea level will be a significant consequence of climate change over the next century. The study evaluated the population, infrastructure, and property at risk from projected sea-level rise if no actions are taken to protect the coast. The study concluded that significant property in the State is at risk of flooding from 100-year flood events as a result of a 1.4 meter sea level rise. The study further estimated that the replacement value of this property totals nearly $100 billion (in 2000 dollars). A wide range of critical infrastructure, such as roads, airports, hospitals, schools, emergency facilities, wastewater treatment plants, power plants, and wetlands is vulnerable. Continued development in vulnerable areas will put additional assets at risk and raise protection costs.

Special Considerations Regarding Investments in New York Municipal Securities

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of September 15, 2017 with respect to the City and September 26, 2017 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with an estimated population of approximately 8.5 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2016 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by New York State (the “State”) law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2017 and 2018 fiscal years in accordance with GAAP except for the application of GASB 49. In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. The City’s current financial plan projects budget gaps for the 2019 through 2021 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.

City Financial Plan. For the 2016 fiscal year, the City’s General Fund had a total surplus of $4.043 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described above, after discretionary and other transfers. The 2016 fiscal year is the thirty-sixth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

On June 14, 2016, the City submitted to the Control Board the financial plan for the 2017 through 2020 fiscal years (the “June 2016 Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2017 fiscal year. Subsequently, the June 2016 Financial Plan was modified during the 2017 fiscal year. On June 7, 2017, the City submitted to the Control Board the financial plan for the 2018 through 2021 fiscal years, which is consistent with the City’s capital and expense budgets as adopted for the 2018 fiscal year, and a modification to the June 2016 Financial Plan with respect to the 2017 fiscal year (together, the “Financial Plan”).

The Financial Plan projects revenues and expenses for the 2017 and 2018 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $3.47 billion, $2.81 billion and $2.33 billion in fiscal years 2019 through 2021, respectively. The June 2016 Financial Plan had projected revenues and expenses for the 2017 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of approximately $2.82 billion, $2.95 billion and $2.33 billion in fiscal years 2018 through 2020, respectively.

The Financial Plan reflects, since the June 2016 Financial Plan, increases in projected net revenues of $1.03 billion and $110 million in fiscal years 2017 and 2020, respectively, and decreases in projected net revenues of $413 million and $217 million in fiscal years 2018 and 2019, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $422 million, $402 million, $619 million and $714 million in fiscal years 2017 through 2020, respectively; (ii) a decrease in personal income tax revenues of $158 million in fiscal year 2017 and increases in personal income tax revenues of $288 million, $102 million and $188 million in fiscal years 2018 through 2020, respectively, reflecting, in part, changes to the State School Tax Relief Program (the “STAR Program”) described below; (iii) decreases in business tax revenues of $484 million, $317 million, $218 million and $221 million in fiscal years 2017 through 2020, respectively; (iv) decreases in sales tax revenues of $122 million and $238 million in fiscal years 2017 and 2018, respectively, and increases in sales tax revenues of $1 million and $29 million in fiscal years 2019 and 2020, respectively, with the decrease in fiscal years 2017 and 2018 reflecting the payment of $50 million and $200 million of sales tax, respectively, to the State as required pursuant to State legislation described below, that would otherwise have been payable to the City; (v) decreases in real property transfer and mortgage recording tax revenues of $142 million, $380 million, $401 million and $374 million in fiscal years 2017 through 2020, respectively; (vi) decreases in STAR Program revenues of $186 million in fiscal year 2017 and $333 million in each of fiscal years 2018 through 2020, reflecting changes to the STAR Program as described below; (vii) increases in hotel tax revenues of $36 million, $7 million and $5 million in fiscal years 2017 through 2019, respectively, and a decrease in hotel tax revenues of $14 million in fiscal year 2020; and (viii) increases in other tax revenues of $55 million, $19 million, $9 million and $2 million in fiscal years 2017 through 2020, respectively, in each case reflecting receipts to date in fiscal year 2017. Changes in projected revenues also include: (i) increases in tax audit revenues of $537 million, $136 million, $7 million and $7 million in fiscal years 2017 through 2020, respectively (exclusive of additional increases of $2 million in each of fiscal years 2017 through 2020, respectively, which are included in the Citywide Savings Program described below), and (ii) net increases in other revenues of $1.07 billion resulting, in part, from a release of reserves from the Disallowance Reserve, reflecting amounts not needed to cover grant revenue disallowances, $3 million and $112 million in fiscal years 2017, 2018 and 2020, respectively, and a net decrease in other revenues of $8 million in fiscal year 2019 (exclusive of increases in revenues of $38 million in fiscal year 2017, $34 million in fiscal year 2018 and $26 million in each of fiscal years 2019 and 2020, which are included in the Citywide Savings Program described below).

The Financial Plan also reflects, since the June 2016 Financial Plan, a decrease in projected net expenditures of $3.14 billion in fiscal year 2017 and increases in projected net expenditures of $940 million, $311 million and $591 million in fiscal years 2018 through 2020, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $544 million, $1.55 billion, $1.08 billion and $1.3 billion in fiscal years 2017 through 2020, respectively; (ii) an increase of $381 million in fiscal year 2018 as a result of City Council initiatives; (iii) decreases in pension contributions of $27 million and $139 million in fiscal years 2017 and 2018, respectively, and increases in pension contributions of $19 million and $159 million in fiscal years 2019 and 2020, respectively, primarily as a result of lower than assumed investment returns in fiscal year 2016, offset by savings reflecting the annual data update performed by the City Actuary to include data as of June 30, 2016; (iv) increases in expenses of $34 million in fiscal year 2017 and $68 million in each of fiscal years 2018 through 2020, primarily reflecting the impact of the State Enacted Budget (as defined below), which decreased funding for childcare block grants and special education students and shifted foster care costs to the City; (v) a decrease in the general reserve of $980 million in fiscal year 2017 and an increase in the general reserve of $200 million in fiscal year 2018; (vi) a decrease in the capital stabilization reserve of $500 million in fiscal year 2017 and increases in the capital stabilization reserve of $250 million in each of fiscal years 2018 through 2020; (vii) a decrease of $500 million in fiscal year 2017 reflecting a re-estimate of prior years’ expenses and receivables; and (viii) an increase of $100 million in contributions to the Retiree Health Benefits Trust in fiscal year 2017. Changes in projected net expenditures also include decreases in net expenditures (which reflect certain increases in revenues described above) of $1.81 billion, $1.37 billion, $1.11 billion and $1.19 billion in fiscal years 2017 through 2020, respectively, as a result of the Citywide Savings Program

The Financial Plan reflects, since the June 2016 Financial Plan, provision for $4.17 billion for the prepayment in fiscal year 2017 of fiscal year 2018 expenses, resulting in an expenditure reduction of $4.17 billion in fiscal year 2018.

The City has reached settlements with all of its uniformed unions and over 99% of its workforce through the 2010-2017 round of collective bargaining. The Financial Plan reflects funding to cover the cost of settling the remaining unsettled unions through the 2010-2017 round of collective bargaining based on the pattern set in the settled contracts. Certain contracts with unions for the 2010-2017 round of collective bargaining, including with the District Council 37 of AFSME (“DC37”) and the Police Benevolent Association (the “PBA”), begin to expire in fiscal year 2018. The PBA has requested a declaration of impasse in its negotiations with the City for the period beyond the 2010-2017 round of collective bargaining. The City believes that no such impasse exists. The Financial Plan includes a reserve for collective bargaining containing funding for the settlements from the period beyond the 2010-2017 round of collective bargaining, assuming annual increases of 1% per year.

The Financial Plan assumes that the City’s direct costs (including costs of New York City Health and Hospitals (“NYCHH”) and the New York City Housing Authority (“NYCHA”)) as a result of Superstorm Sandy (“Sandy”) will largely be paid from non-City sources, primarily the federal government. Such costs, which total approximately

$10.4 billion (comprised of approximately $2.0 billion of expense funding and approximately $8.4 billion of capital funding) include emergency response, debris removal, emergency protective measures, repair of damaged infrastructure and long-term hazard mitigation investments. In addition, the City is delivering Sandy- related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters, which the City anticipates will be reimbursed by federal funds.

The City expects the reimbursements for Sandy-related costs to come from two separate federal sources of funding, Federal Emergency Management Agency (“FEMA”) and the Department of Housing and Urban Development (“HUD”). As of the start of July 2017, the City, NYCHH and NYCHA have received $2.1 billion in reimbursements from FEMA for the direct costs described above. In addition, HUD has made available over $4.2 billion, of which over $1.5 billion has been received through the start of July 2017 for the direct costs and disaster recovery assistance services described above. No assurance can be given that the City will be reimbursed for its costs as described above or that such reimbursements will be received within the time periods assumed in the Financial Plan.

The Financial Plan does not reflect the payment to the State of $150 million in fiscal year 2019 of sales tax revenues that would otherwise be payable to the City, pursuant to State legislation providing the State with the benefit of savings from the refinancing of debt in October 2014 by the Sales Tax Asset Receivable Corp. (“STAR Corp.”). Reduction or elimination of such payments to the State would require State legislative action.

The Financial Plan reflects the impact of the State Enacted Budget (as defined below), adopted on April 7, 2017, with the exception of changes that increase the charter school per-pupil tuition rate beginning in fiscal year 2019. If not offset by changes to State education aid to the City, which occur each year during the State budget process, it is preliminarily estimated that the costs to the City of such change in rate would be $101 million in fiscal year 2019, $240 million in fiscal year 2020 and $417 million in fiscal year 2021, which are not currently reflected in the Financial Plan. These figures are based on preliminary data. Final figures that would determine the actual costs to the City will not be finalized or available for several years.

On February 4, 2016, the Mayor announced a plan to build the Brooklyn-Queens Connector, a streetcar line which would run along the East River waterfront between Astoria, Queens and Sunset Park, Brooklyn. Construction is not expected to begin prior to 2019. The direct costs of the project, which are estimated to be $2.5 billion, are not reflected in the Financial Plan or the Ten-Year Capital Strategy. The City is currently performing an in-depth study of this project and will be revising cost estimates as well as funding alternatives for the project.

The City receives significant funding from the federal government for community development, social services, education and other purposes pursuant to various federal programs. The federal government has discussed a number of reductions in existing federal spending programs, including Medicaid, repeal of the Affordable Care Act, changes in tax regulations and taxing rates, as well as changes to regulations affecting numerous industries in the City, including the financial services industry. It is not possible at this time to predict the form that these changes will ultimately take and, when taken as a whole, the effect they will have on the City’s economy and the Financial Plan.

The Financial Plan reflects the impact of a change to the STAR Program to provide State personal income tax credits in place of City personal income tax rate reductions which were previously reimbursed by the State. Such change has no impact on net City revenues because it results in increases to personal income tax revenues which offset the decreases in STAR Program revenues as described above.

On January 25, 2017, President Trump signed an executive order directing the United States Attorney General and the Secretary of Homeland Security to ensure that state and local jurisdictions that willfully refuse to comply with federal law concerning the provision of information on individuals’ immigration status will not be eligible to receive federal grants except as deemed necessary for law enforcement purposes. In an April 21, 2017 letter to the City, the Attorney General requested documentation of the City’s compliance with such federal law by June 30, 2017, and stated that failure to do so could result in the withholding of federal grants or other actions. On April 25, 2017, the United States District Court for the Northern District of California issued a preliminary injunction enjoining enforcement nationwide of one section of the executive order which sought to limit grants beyond those relating to federal immigration law enforcement. On May 22, 2017, the Justice Department asked the court to reconsider its preliminary injunction, arguing that the court’s concerns were alleviated by a memorandum issued by the Attorney General on May 22 narrowing the scope of the executive order, and on May 24, 2017, the court agreed to review the motion for reconsideration. The court’s preliminary injunction is consistent with the City’s position that controlling legal authority limits funding reductions to grants directly related to federal immigration law enforcement. Federal grants to the City arguably related to federal immigration law enforcement comprise a small percentage of the City’s total budget. Moreover, most if not all of such grants support local law enforcement functions which the executive order expressly authorizes the Attorney General or Secretary of Homeland Security to exempt from reduction. On June 28, 2017, in response to the Attorney General’s request for documentation of compliance, the City sent a letter to the Justice Department stating that the City was cooperating with immigration officials to the extent required under federal law and that the City should not forfeit a $4.3 million federal law enforcement grant. If implementation of the executive order results in the reduction of federal aid to the City, the City expects that it would mount a vigorous legal challenge. However, there can be no guarantee that implementation of the executive order will not result in a significant reduction or delay in receiving such aid.

From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment. For information on reports issued on the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports” herein.

Job Growth. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design, health care, education, technology, information services, hospitality and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 456,700 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 173,100 private sector jobs (decline of 5%). From 2003 to 2008, the City added 257,400 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,000 private sector jobs (decline of 3%). From 2009 to 2016, the City added 644,100 private sector jobs (growth of 20%). All such changes are based on average annual employment levels through and including the years referenced.

As of July 2017, total employment in the City was 4,450,900 compared to 4,344,100 in July 2016, an increase of 2.5% based on data provided by the New York State Department of Labor, which is not seasonally adjusted.

Assumptions

The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $100 million in fiscal year 2017 and $80 million in each of fiscal years 2018 through 2021. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $204 million in fiscal year 2017. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $490 million, $518 million, $546 million, $572 million and $592 million in fiscal years 2017 through 2021, respectively.

The delinquency rate was 1.7% in fiscal year 2012, 1.5% in fiscal year 2013, 1.4% in fiscal year 2014, 1.6% in fiscal year 2015 and 1.4% in fiscal year 2016. The Financial Plan projects delinquency rates of 1.9% in fiscal year 2017, 2.0% in fiscal year 2018 and 1.9% in fiscal years 2019 through 2021, respectively.

On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by black and hispanic Class 1 property owners and renters. The City plans to mount a vigorous defense against all claims made in the action.

Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, mild growth in fiscal year 2017 reflecting continued employment and wage gains but declines in non-wage income and growth in fiscal years 2018 through 2021 reflecting steady economic growth; (ii) with respect to the business corporation tax, a growth decline in fiscal year 2017 resulting from the uncertainty of corporate tax reform, the impact of global volatility in the financial markets, as well as concerns resulting from the United States presidential election, growth in fiscal years 2018 through 2021 reflecting the levels of Wall Street profitability, corporate profits and steady economic growth (major changes in State law merged the general corporation tax with the banking corporation tax effective beginning in tax year 2015, resulting in nearly all banking corporation tax payments beginning with fiscal year 2016 being reported as business corporation tax payments); (iii) with respect to the unincorporated business tax, a growth decline in fiscal year 2017 reflecting the impact of continuing global volatility in the financial markets as well as concerns resulting from the United States presidential election and a return to trend growth for fiscal year 2018 through fiscal year 2021 reflecting steady economic growth; (iv) with respect to the sales tax, mild growth in fiscal year 2017 reflecting employment and wage growth dampened by the payment to State of $200 million in sales tax otherwise payable to the City, in order to provide the State with the benefit of savings from the refinancing of debt by STAR Corp., moderate growth in fiscal year 2018 reduced by the payment to the State of $200 million in sales tax relating to STAR Corp. and moderate growth in fiscal years 2019 through 2021 reflecting employment gains and wage growth as well as continued healthy levels of tourist consumption; (v) with respect to real property transfer tax, decline in 2017 and 2018, as the volume of large commercial transactions declines from the high levels seen in the prior years and returning growth in fiscal year 2019 through 2021 reflecting steady economic growth; (vi) with respect to mortgage recording tax, decline in 2017 and 2018, as the volume of large commercial transactions drops from the high levels seen in the prior years and returning growth in fiscal years 2019 through 2021 reflecting steady economic growth; (vii) with respect to the commercial rent tax, continuing growth through 2021, as the local office market improves with employment gains.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 276,704 as of June 30, 2017 to an estimated level of 278,666 by June 30, 2021.

Other Fringe Benefits includes $2.781 billion, $2.021 billion, $2.552 billion, $2.723 billion and $2.906 billion in fiscal years 2017 through 2021, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.

The City has now reached settlements with all of its uniformed unions and over 99% of its workforce through the 2010-2017 round of collective bargaining. The Financial Plan reflects funding to cover the cost of settling the remaining unsettled unions through the 2010-2017 round of collective bargaining based on the pattern set by the settled contracts. Certain contracts with unions for the 2010-2017 round of collective bargaining, including with DC37 and the PBA, begin to expire in fiscal year 2018. The PBA has requested a declaration of impasse in its negotiations with the City for the period beyond the 2010-2017 round of collective bargaining. The City believes that no such impasse exists. The Financial Plan includes a reserve for collective bargaining containing funding for the period beyond the 2010- 2017 round of collective bargaining, assumed to be 1% per year.

The amounts in the Financial Plan reflect the offsets from health insurance savings of $1.0 billion in fiscal year 2017, which have been achieved, and $1.3 billion in fiscal year 2018 and thereafter. These savings are pursuant to a collective bargaining agreement between the City and the Municipal Labor Committee (“MLC”). The City has the right to enforce the agreement through a binding arbitration process. If total health insurance savings through fiscal year 2018 are greater than $3.4 billion, the first $365 million of such additional savings is payable to union members as a one-time bonus or may be used for other purposes subject to negotiation. Any additional savings beyond such $365 million is to be divided equally between the City and the unions.

Administrative Other Than Personal Services Costs (“OTPS”) and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2017 and 2018 fiscal years. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2019 through 2021. Energy costs for each of the 2017 through 2021 fiscal years are assumed to vary annually, with total energy expenditures projected at $819 million in fiscal year 2017 and increasing to $975 million by fiscal year 2021.

Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 370,984 in fiscal year 2017 and remain at this level for fiscal years 2018 through 2021. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $626 million, $708 million, $713 million, $719 million and $719 million in fiscal years 2017 through 2021, respectively.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $5.8 billion for the 2017 fiscal year.

The City-funded portion of medical assistance payments is expected to be $5.813 billion in each of fiscal years 2018 through 2021. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.

New York City Health and Hospitals (“NYCHH”). NYCHH operates under its own section of the Financial Plan as a Covered Organization. NYCHH’s most recent accrual based financial plan was released in October 2016 and projected City-funded expenditures of $344 million, $814 million, $835 million and $838 million in fiscal years 2017 through 2020, respectively. The accrual based financial plan projected, before implementation of a gap closing program, total receipts of $5.7 billion, $6.2 billion, $6.2 billion and $6.0 billion and total disbursements of $7.3 billion, $7.4 billion, $7.6 billion and $7.7 billion, in fiscal years 2017 through 2020, respectively, resulting in projected operating gaps of $1.6 billion, $1.2 billion, $1.4 billion and $1.7 billion in those respective fiscal years. The financial plan also projects gap-closing initiatives that both generate revenue and reduce expenses. Revenue-generating initiatives total $541 million, $903 million, $1.1 billion, and $1.1 billion, and expense-reducing initiatives total $118 million, $403 million, $569 million, and $698 million in fiscal years 2017 through 2020, respectively.

NYCHH, which provides essential services to over 1.2 million New Yorkers annually, faces substantial near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.

In May 2017, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $423 million, $829 million, $849 million, $852 million and $853 million in fiscal years 2017 through 2021, respectively, in addition to the forgiveness of debt service and the City’s contribution to supplemental Medicaid payments. The financial plan projected, before implementation of a gap closing program, total receipts of $7.0 billion, $6.5 billion, $6.3 billion, $6.4 billion and $6.4 billion and total disbursements of $8.2 billion, $7.6 billion, $8.0 billion, $8.3 billion, and $8.3 billion in fiscal years 2017 through 2021, respectively, resulting in projected operating gaps of $1.2 billion, $1.1 billion, $1.8 billion, $1.9 billion and $1.9 billion in those respective fiscal years. The financial plan also projects gap-closing initiatives that both generate revenue and reduce expenses. Revenue-generating initiatives total $752 million, $820 million, $1.1 billion, $1.1 billion, and $1.1 billion and expense-reducing initiatives total $118 million, $387 million, $619 million, $748 million and $748 million in fiscal years 2017 through 2021, respectively.

NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.

Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA, City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims which are discussed below under “Judgments and Claims.” In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit NYCT operates under its own section of the Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2017 through 2021 fiscal years was prepared in July 2017. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $362.3 million in 2017, increasing to $401.2 million in 2021, in addition to real estate transfer tax revenue dedicated for NYCT use of $653.4 million in 2017, increasing to $673.6 million in 2020.

The NYCT financial plan includes additional revenues from a fare increase in 2017, the impact of labor settlements, updated inflation assumptions and initiatives to improve maintenance/operations and customer experience. After reflecting such revenues and changes, the NYCT financial plan projects $10.1 billion in revenues and $13.3 billion in expenses for 2017, leaving a budget gap of $3.2 billion. After accounting for accrual adjustments and cash carried over from 2016, NYCT projects operating budget gaps of $65.8 million in 2017, $319.0 million in 2018, $792.9 million in 2019, $1.6 billion in 2020 and $2.7 billion in 2021.

In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $840.8 million in 2017, growing to $876.9 million in 2021.

In September 2014, the MTA proposed the 2015-2019 Capital Program. The proposed plan included $32.0 billion for all MTA agencies, including $17.1 billion to be invested in the NYCT core system, and $1.5 billion for NYCT network expansion. On October 2, 2014, the Capital Program Review Board (“CPRB”) vetoed the proposed program without prejudice to permit additional time to resolve issues related to fully funding the program. On October 28, 2015, the MTA Board voted on and approved a revised 2015-2019 Capital Program. The revised plan included $29.0 billion for all MTA agencies, including $15.8 billion to be invested in the NYCT core system and $535 million for NYCT network expansion. On April 20, 2016, the MTA Board voted on and approved another revised 2015-2019 Capital Program, which included $29.5 billion for all MTA agencies, including $15.8 billion to be invested in the NYCT core system and $1.0 billion for NYCT network expansion. The State agreed to increase its contribution from $1 billion to $8.3 billion, which has not yet been reflected in the State’s capital plan. The City agreed to increase its capital commitment from $657 million to $2.5 billion, which has not yet been reflected in the City’s capital plan. The additional City capital funding will be provided concurrently with the additional State capital funding. On May 24, 2017, the MTA Board voted on and approved a further revised 2015-2019 Capital Program. The revised plan includes $32.5 billion for all MTA agencies, including $16.3 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion. The State has agreed to increase its contribution to $8.5 billion. This amendment was approved by the CPRB in July 2017.

On June 29, 2017 Governor Cuomo announced the State would be increasing its contribution to the 2015-2019 Capital Program by $1 billion and signed an Executive Order declaring a State-wide disaster emergency related to the MTA. The Order temporarily suspends provisions of Public Authority, State Finance, and Environmental Conservation Laws if compliance “would prevent, hinder or delay action necessary to cope with the disaster.” The additional funding has not yet been identified.

On August 7, 2017, the Mayor proposed a plan to generate additional revenues for the MTA. The proposal, which would require State legislation, would create a new top tax bracket of 4.41 percent for individuals earning more than $500,000 per year and joint filers earning more than $1 million per year. Revenues generated by the proposal would be paid to the MTA for core infrastructure capital upgrades as well as a low-income reduced fare program. If enacted it is expected to generate approximately $700 million in 2018, before rising to $820 million a year by 2022. The additional funds generated by the plan would be in addition to funds already committed by the City.

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Judgments and Claims. In the fiscal year ended on June 30, 2016, the City expended $720.0 million for judgments and claims. The Financial Plan includes provisions for judgments and claims of $756.4 million, $691.6 million, $706.8 million, $725 million and $740.2 million for the 2017 through 2021 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2016 amounted to approximately $7.1 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.

In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended June 30, 2016 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2016, could amount to approximately $982 million. Provision has been made in the Financial Plan for estimated refunds of $225 million in fiscal year 2017 and $400 million in fiscal years 2018 through 2021.

Certain Reports

Set forth below are the summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.

On July 25, 2017, the City Comptroller released a report entitled “Comments on New York City’s Fiscal Year 2018 Adopted Budget,” commenting on the Financial Plan. In the report, the City Comptroller projects net risks of $65 million and $138 million in fiscal years 2018 and 2019, respectively, and net offsets of $30 million and $228 million in fiscal years 2020 and 2021, respectively, which when added to the results projected in the Financial Plan would result in gaps of approximately $65 million, $3.6 billion, $2.8 billion and $2.1 billion in fiscal years 2018 through 2021, respectively.

The differences from the Financial Plan projections result in part from the City Comptroller’s net expenditure projections, which are higher than the Financial Plan projections by $406 million, $219 million and $82 million in fiscal years 2018 through 2020, respectively, and lower by $56 million in fiscal year 2021, as a result of: (i) additional overtime expenditures of $169 million in fiscal year 2018 and $150 million in each of fiscal years 2019 through 2021; (ii) uncertainty of federal Medicaid reimbursement for special education services of $70 million in each of fiscal years 2018 through 2021; (iii) increased homeless shelter operation expenditures of $121 million in each of fiscal years 2018 through 2021; (iv) increased expenditures to support NYCHH of $165 million in each of fiscal years 2018 through 2021; (v) lower public assistance grant expenditures of $15 million in each of fiscal years 2018 through 2021; (vi) anticipated debt service savings from low interest rates on variable rate bonds of $100 million in each of fiscal years 2018 through 2021; (vii) anticipated debt service savings from refundings of $4 million in fiscal year 2018 and $35 million in each of fiscal years 2019 through 2021; and (viii) lower estimates for pension contributions of $137 million, $274 million and $412 million in fiscal years 2019 through 2021, respectively, resulting from fiscal year 2017 pension investment earnings above the actuarial interest rate assumption.

The differences from the Financial Plan projections also result from the City Comptroller’s net revenue projections, which are higher than the Financial Plan projections by $341 million, $81 million, $112 million and $172 million in fiscal years 2018 through 2021, respectively. The report projects: (i) property tax revenues will be higher by $232 million, $363 million and $753 million in fiscal years 2019 through 2021, respectively; (ii) property tax reserve requirements will be lower by $100 million in each of fiscal years 2018 through 2021; (iii) personal income tax revenues will be higher by $280 million, $146 million and $48 million in fiscal years 2018 through 2020, respectively; (iv) business tax revenues will be higher by $18 million in fiscal year 2020; (v) sales tax revenues will be higher by $32 million in fiscal year 2018; (vi) Environmental Control Board fine revenues will be higher by $30 million in each of fiscal years 2018 through 2021; (vii) Department of Buildings penalty revenues will be higher by $5 million in each of fiscal years 2018 through 2021; and (viii) motor vehicle fine revenues will be higher by $5 million in each of fiscal years 2018 and 2019 and $3 million in each of fiscal years 2020 and 2021. The report also identifies certain risks to projected revenues that result in differences from the Financial Plan: (i) personal income tax revenues will be lower by $65 million in fiscal year 2021; (ii) business tax revenues will be lower by $37 million, $72 million and $5 million in fiscal years 2018, 2019 and 2021, respectively; (iii) sales tax revenues will be lower by $32 million, $118 million and $201 million in fiscal years 2019 through 2021, respectively; (iv) the State budget provision for interception of sales tax revenues of $150 million in fiscal year 2019 to recoup savings from refinancing the STAR Corp. bonds, which is not reflected in the Financial Plan; (v) real-estate-related tax revenues will be lower by $74 million, $76 million, $80 million and $81 million in fiscal years 2018 through 2021, respectively; and (vi) projected taxi medallion sales revenues will be lower by $107 million, $257 million and $367 million in fiscal years 2019 through 2021, respectively, given the uncertainty surrounding future taxi medallion auctions.

On August 2, 2017, the OSDC released a report on the Financial Plan. The report states that the Financial Plan projects a surplus of approximately $4.2 billion for fiscal year 2017, which was used to balance the fiscal year 2018 budget, and gaps of $3.5 billion, $2.8 billion and $2.3 billion for fiscal years 2019 through 2021, respectively. While out-year gaps have grown since the start of fiscal year 2017, the gaps are still relatively small as a share of City fund revenues and are manageable under current conditions, and the out-year budgets include reserves of $1.25 billion which, if not needed, could be used to narrow the gaps. The report identifies certain trends that could pose a risk to the Financial Plan: tax collections slowed in recent years; job creation slowed in recent years; the costs of employee health insurance and debt service is projected to grow faster than tax revenues during the Financial Plan period; and City-funded spending is projected to rise during the Financial Plan period. The report states that changes in federal fiscal policies present the greatest risk to the City’s financial outlook. President Trump’s proposed budget would reduce federal funding to the City. In addition, the House Budget Committee recently approved a blueprint calling for cuts in safety net programs including Medicare and Medicaid, and the House of Representatives recently approved legislation that would roll back gains made by the Affordable Care Act and reduce Medicaid coverage. However, the City has increased its reserves to record levels, and other resources are likely to materialize which could offset these risks.

The OSDC report quantifies certain risks and offsets to the Financial Plan. The report identifies net additional expenditures of $443 million, $685 million, $645 million and $510 million in fiscal years 2018 through 2021, respectively. When combined with the results projected in the Financial Plan, the report estimates budget gaps of $443 million, $4.16 billion, $3.45 billion and $2.84 billion in fiscal years 2018 through 2021, respectively. The risks to the Financial Plan identified in the report include: (i) decreased federal Medicaid reimbursement for special education services of $79 million in each of fiscal years 2018 through 2021; (ii) increased uniformed services overtime costs of $125 million in each of fiscal years 2018 through 2021; (iii) increased costs of providing shelter for the homeless of $125 million in each of fiscal years 2018 through 2021; (iv) decreased tax revenues of $150 million in each of fiscal years 2018 through 2021; (v) increased expenditures to support NYCHH of $164 million in each of fiscal years 2018 through 2021; (vi) decreased revenue from the sale of taxi medallions of $107 million, $257 million and $367 million in fiscal years 2019 through 2021, respectively; (vii) decreased sales taxes of $150 million in fiscal year 2019 resulting from the State budget provision for recapture of savings from the refinancing of STAR Corp. bonds, which is not reflected in the Financial Plan; and (viii) decreased revenue from development opportunities at properties leased to NYCHH of $100 million in fiscal year 2020. The report also identifies: (i) additional debt service savings of $125 million in fiscal year 2018; (ii) additional miscellaneous revenues (including recurring resources such as fines and fees and nonrecurring resources such as proceeds from the sale of taxi medallions or City property) of $75 million in each of fiscal years 2018 through 2021; and (iii) lower estimates for pension contributions of $140 million, $280 million and $425 million in fiscal years 2019 through 2021, respectively, resulting from fiscal year 2017 pension investment earnings above the actuarial interest rate assumptions.

On July 26, 2017, the staff of the Control Board issued a report reviewing the Financial Plan. The report states that the City ended fiscal year 2017 with a surplus of almost $4.2 billion which was used to prepay fiscal year 2018 expenses and that the Financial Plan projects manageable outyear budget gaps of $3.5 billion, $2.8 billion and $2.3 billion in fiscal years 2019 through 2021, respectively. Over the period of the Financial Plan, total revenues are projected to increase by 9.8 percent and City-funded revenues by 13.1 percent, and total- funded expenditures are projected to increase 12.6 percent. The report notes that identifiable risks, mainly concerns over business taxes and uniformed overtime spending, are manageable and historically minor, and these risks will likely be offset by the phasing in of higher pension investment earnings. However, the great unknown risk of what actions the federal government may take is of concern. How changes due to healthcare reform, tax reform, or federal budget cuts could affect the Financial Plan is unknown. Medicaid reductions would affect the City and NYHHC, and removing tax deductions for state and local taxes would affect the local economy. The report states that in light of that uncertainty, the City is wise to continue forecasting conservatively, building up surpluses, and developing and implementing agency savings programs.

The report identifies net risks to the Financial Plan of $298 million, $365 million and $103 million in fiscal years 2018 through 2020, respectively, and net offsets of $34 million in fiscal year 2021, resulting in estimated gaps of $298 million, $3.84 billion, $2.91 billion and $2.3 billion in fiscal years 2018 through 2021, respectively. Such net risks and offsets result from: (i) decreased business tax revenues of $150 million in each of fiscal years 2018 through 2021; (ii) increased miscellaneous revenues of $150 million in each of fiscal years 2018 and 2019 and $125 million in each of fiscal years 2020 and 2021; (iii) increased uniformed services overtime expenses of $133 million, $191 million, $195 million and $199 million in fiscal years 2018 through 2021, respectively; (iv) increased expenditures to support NYCHH of $165 million in each of fiscal years 2018 through 2021; (v) the phasing in of higher fiscal year 2017 pension investment earnings which results in lower pension contributions of $141 million, $282 million and $423 million in fiscal years 2019 through 2021, respectively; and (vi) increased STAR Corp. bond repayment expenses of $150 million in fiscal year 2019.

Outstanding General Obligation Indebtedness. As of June 30, 2017, approximately $38 billion of City general obligation bonds were outstanding.

As of June 30, 2017, $2.75 billion aggregate principal amount of Hudson Yards Infrastructure Corporation (“HYIC”) bonds were outstanding. Such bonds were issued to finance the extension of the Number 7 subway line and other public improvements. They are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. To the extent such payments in lieu of taxes and other revenues are insufficient to pay interest on the HYIC bonds, the City has agreed to pay the amount of any shortfall in interest on such bonds, subject to appropriation. The Financial Plan provides $0 in fiscal years 2017 through 2021 for such interest support payments. The City has no obligation to pay the principal of such bonds.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. Beginning in fiscal year 2017, the City will no longer request the rental payment due to the City from the Water Board. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2018 through 2027, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $17.9 billion. The 2017-2021 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $13.3 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $750 million, $163 million, $77 million and $295 million of Building Aid Revenue Bonds in fiscal years 2018 through 2021, respectively.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2018 through 2027 totals $89.6 billion, of which approximately 93% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

Litigation. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2016 amounted to approximately $7.1 billion.

New York State

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under the North American Industry Classification System

(NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation as a whole. New York City is the nation’s leading center for banking and finance and, as a result, this is a far more important sector for the State than for the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed by the middle of 2006, with the State rate falling below that of the nation for much of the Great Recession, and remaining below through the end of 2011. The State unemployment rate rose above the national rate in early 2012, but fell below yet again in May 2015, where it has remained for much of the period since. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region,

State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

New York State private sector employment growth has continued to slow, in line with weak national and global growth. After 10 consecutive quarters of growth above 2 percent, the rate of private job gains fell to 1.8 percent in the second quarter of calendar year 2016, with the slowdown continuing through the remainder of 2016. Indeed, private sector job growth had slowed to 1.4 percent by the fourth quarter of 2016, though growth accelerated to 1.6 percent in the first quarter of 2017, likely due to unusually warm winter weather. Nevertheless, private sector job growth for 2017 remains virtually unchanged from the Enacted Budget Financial Plan forecast at 1.4 percent, following 1.8 percent growth for 2016. Total employment growth of 1.3 percent is projected for 2017, after growth of 1.6 percent for 2016.

The post-election anticipation of lower Personal Income Tax (“PIT”) rates at the Federal level resulted in a marked shifting of wages, presumably in the form of bonus payouts, from the end of 2016 to the beginning of 2017. That pattern is now estimated to have resulted in wage growth of 6.0 percent in the first quarter of 2017, slightly above the Enacted Budget Financial Plan estimate, following a fourth quarter decline of 1.1 percent, the latter almost a full percentage point below the Enacted Budget Financial Plan estimate. On balance, total State wage growth for FY 2017 has been revised down to 3.4 percent. However, based on the most recent data, FY 2017 finance and insurance sector bonus growth has been revised up to modest growth of 2.0 percent. Both bonus and non-bonus wage growth, outside of the financial sector, have been revised downward since the Enacted Budget Financial Plan.

The first half of calendar year 2017 saw a significant improvement in financial sector revenues relative to the same period in 2016. Following two consecutive annual declines, Initial Public Offerings (IPOs) grew 167 percent during the first half of 2017 on a year-over-year basis and already exceed the value for all of 2016. However, given the extreme uncertainty governing the current environment, revenues for the second half of 2017 are not expected to be as strong. As a result, finance and insurance sector bonus growth of 4.4 percent is projected for FY 2018, unchanged from the Enacted Budget Financial Plan forecast. Overall wage growth of 4.2 percent is projected for FY 2018, virtually unchanged from the Enacted Budget Financial Plan forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under a still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. These risks are further amplified by recent actions taken by the Federal Reserve to normalize both interest rates and its balance sheet. In contrast, stronger national and global growth could result in stronger employment and wage growth than projected.

Finally, with Federal tax policy in flux, and taxpayers strategically responding to anticipated changes in tax policy, the uncertainty surrounding the forecast for bonuses and various forms of taxable non-wage income is even further heightened. A moderate rebound in capital gains realizations of 12.5 percent is expected for the 2017 tax year, following a decline of close to 20 percent for the 2016 tax year, as taxpayers deferred financial transactions in order to take advantage of an anticipated lower tax rate in 2017 that never materialized. However, should substantial reductions in Federal tax rates for the nation’s top income earners be enacted and scheduled to take effect January 1, 2018, yet another round of income shifting could ensue, creating downside risk to income and tax revenue estimates related to the 2017 tax year.

The National Economy. Now in its ninth year, the U.S. economic expansion continues at a pace of about 2 percent. Based on the most recent data published by the U.S. Bureau of Economic Analysis (BEA), the national economy exhibited average quarterly growth of 2.1 percent in the first half of calendar year 2017, stronger than the Enacted Budget Financial Plan forecast. The most recent data indicate that household spending and business investment were stronger than estimated in the Enacted Budget Financial Plan, while the housing market and inventories were weaker than estimated in the Enacted Budget Financial Plan. Stronger average quarterly growth of 2.6 percent is expected for the second half of calendar year 2017, with the help of improving business investment, single-family home construction, and export growth. Real household spending growth averaging 2.4 percent is expected for the second half of 2017, supported by steady gains in employment, real disposable income, and household wealth, although decelerating light-vehicle sales pose a risk. The national economy is estimated to grow 2.2 percent in calendar year 2017, well above 2016’s subpar growth of 1.5 percent, but not better than the post-recession average.

Consistent with the Enacted Budget Financial Plan forecast, the national private sector labor market saw average monthly gains of 173,000 jobs during the first half of calendar year 2017, above the average for all of 2016. Employment growth is expected to slow further as the expansion matures, with average monthly gains of 155,000 expected for the remainder of the year, which is expected to bring the unemployment rate down. Although the conventional unemployment rate has returned to its pre-recession low, broader measures of under-employment, including the percentage of the workforce working part-time, remain elevated, an indication that some labor market slack remains. From this, the New York State Division of Budget (“DOB”) concludes that the labor market still has room to grow. Total nonagricultural employment growth of 1.5 percent is projected for 2017, virtually unchanged from the Enacted Budget Financial Plan forecast, but a significant deceleration from 1.8 percent growth in 2016.

DOB’s baseline forecast continues to abstract from future fiscal policy changes at the Federal level due to the substantial degree of uncertainty that exists at this time. However, expectations pertaining to tax policy changes can have a substantial impact on taxpayer behavior independent of the direct impact of such changes. In the immediate aftermath of the U.S. presidential election, anticipation began to mount that the new Congress and administration would be enacting Federal PIT rate reductions effective in calendar year 2017. In response, some wage payments were delayed from the fourth quarter of 2016 into the first quarter of 2017. Although this shifting was easily observable in State withholding data, it was not fully reflected in BEA national wage and income data until the end of July 2017. The most recent national estimates reflect a downward revision to wages for the fourth quarter of 2016 from a decline of 1.4 percent to a decline of 3.4 percent, while wage growth for the first quarter of 2017 was revised upward from 4.0 percent to 6.3 percent. DOB projects wage growth of 3.3 percent for 2017, following downwardly revised growth of 2.9 percent for 2016, and overall personal income growth of 3.7 percent for 2017, following growth of 2.4 percent for 2016.

The national housing market saw strong growth in both the fourth quarter of 2016 and the first quarter of 2017. However, housing starts fell for three consecutive months from March 2017 to May 2017 before rising once again in June 2017. This pattern suggests that new residential construction was pulled forward due to unusually warm winter weather. With continued growth in home prices and the revival of housing starts in June 2017, residential investment can be expected to return to growth in the third quarter of 2017, but at a weaker pace than implied by the Enacted Budget Financial Plan forecast. DOB now estimates that real residential fixed investment will grow a downwardly revised 4.5 percent for 2017, down from 5.5 percent growth in 2016.

Improving global growth, a weakening dollar, and stronger corporate earnings all point to stronger growth in global demand for U.S. exports going forward. However, the export data through the first five months of 2017 have been weaker than projected in the Enacted Budget Financial Plan forecast. As a result, real export growth for 2017 has been revised down to 3.0 percent, an improvement from a 0.3 percent decline in 2016. Meanwhile, non-residential fixed investment growth in the first quarter of 2017 was the strongest since the third quarter of 2014, mainly fueled by the energy production sector. Indeed, the oil rig count grew for 13 consecutive months through June 2017. Capital spending in the oil production industry is expected to maintain its momentum even as oil prices continue to fluctuate near $50 per barrel. DOB expects growth in business fixed investment of 4.4 percent for 2017, following a decline of 0.6 percent for 2016.

Inflation pressure had been building during the final months of 2016. As expected, the Federal Open Market Committee decided to raise the federal funds rate by 25 basis points during its June 2017 meeting. However, energy prices started to shift downward in the second quarter of 2017, and other transitory factors, such as price declines in wireless telephone and medical care services, have also pushed inflation downward. Consequently, DOB expects inflation to take a more gradual path towards its long term expectation of 2.0 percent. Consumer price inflation of 1.9 percent is estimated for 2017, five-tenths of a percentage point lower than the Enacted Budget Financial Plan forecast.

DOB continues to expect another short-term interest rate hike at the end of 2017, before which the Federal Reserve is expected to begin implementing a balance sheet normalization program that gradually reduces the Federal Reserve’s securities holdings by decreasing reinvestment of principal payments from those securities. After the June 2017 rate hike, longer term interest rates did not rise accordingly, resulting in a flattening of the yield curve. Balance sheet normalization is expected to lift long term interest rates and steepen the yield curve. Although a steeper yield curve could boost banking sector profits over the near-term, higher long-term interest rates represent a risk to the continued recovery of the housing market.

The potential for major changes in federal tax and expenditure policy represents both upside and downside risks to this forecast. Policies that stimulate more public or private business investment than anticipated could result in stronger growth in both the near-term and the long-term, particularly if those investments raise productivity growth. If recent above-trend labor market gains are more representative of true underlying strength than assumed, employment and income growth could exceed the Updated Financial Plan forecast. A stronger than projected housing market could have a similar result.

On the negative side, policies that substantially widen the Federal budget deficit without enhancing productivity growth could result in both accelerating inflation and higher interest rates, which, in turn, could result in weaker household and business investment spending than anticipated. In addition, policies resulting in heightened international tensions could result in less global growth and diminished demand for U.S. exports relative to current projections. Similarly, any development that serves to undermine the upward momentum of the European and Chinese economies could result in weaker growth in U.S. exports, corporate profits, and equity market prices. A series of severely destructive tropical storms has struck the U.S. mainland and its territories, with over a month remaining in the current hurricane season. The immediate impact of these storms is likely to reduce economic growth in the third quarter and risks remain for the fourth quarter, although the rebuilding effort is likely to contribute positively to growth over the medium term. Finally, the response of both domestic and global financial markets to the unwinding of the Federal Reserve’s unprecedentedly accommodative policies continues to pose risks, particularly in light of the uncertainty stemming from the fiscal policy side.

Annual Information Statement. The Annual Information Statement, dated June 20, 2017 (the “AIS”), reflects the State’s Enacted Budget Financial Plan (the “Financial Plan” or “Enacted Budget”) for Fiscal Year (FY) 2018 and sets forth the State’s official Financial Plan projections for Fiscal Year 2018 through Fiscal Year 2021. The State updates the Annual Information Statement quarterly and released its first quarterly update on September 26, 2017(the “AIS Update”) which reflects the First Quarterly Update to the Financial Plan for FY 2018 (the “Updated Financial Plan” together with the Enacted Budget, the “State Financial Plan”) and updates to the State’s official Financial Plan projections for FY 2018 through FY 2021 (the “Updated Financial Plan” or “Executive Budget Financial Plan”).

DOB reports that the Updated Financial Plan for FY 2018 is expected to remain in balance on a cash basis in the General Fund, with new costs for litigation and other expenses offset by savings elsewhere in the Updated Financial Plan. Spending growth in State Operating Funds is estimated at 2 percent, consistent with the Enacted Budget Financial Plan.

DOB is making no changes to the tax receipt projections set forth in the Enacted Budget Financial Plan, aside from certain adjustments due to law changes enacted in the legislative session that ended in June 2017. Specifically, the Governor and Legislature approved the extension of certain sales tax exemptions for lower Manhattan, provided operational cost flexibility for the Vernon Downs racetrack, and created a state income-tax deduction for eligible homeowners affected by Lake Ontario flooding. Other bills with a fiscal impact were passed by the Legislature and are expected to be delivered to the Governor for his review in coming months. Any bills with a fiscal impact that are ultimately approved by the Governor will be reflected in future AIS updates, as appropriate.

Since enactment of the FY 2018 Budget, the State reached a labor agreement with Civil Service Employees Association (“CSEA”) for the five-year period from FY 2017 through FY 2021. The agreement was ratified by the CSEA membership in August 2017 and provides for general salary increases of 2 percent in each year of the contract period. The Enacted Budget Financial Plan assumed general salary increases of 2 percent for all unsettled unions through FY 2019 consistent with the three-year Public Employees Federation (PEF) labor agreement. As a result, spending is expected to increase by approximately $65 million in FY 2020 and $130 million in FY 2021, covering the last two years of the five-year contract. The retroactive costs are expected to be covered with the General Fund balance set aside for this purpose, and the ongoing costs funded within agency operating budgets, consistent with the treatment of other negotiated salary increases covering the FY 2012 through FY 2016 period.

Pursuant to a May 24, 2017 consent order between the State Department of Financial Services (“DFS”) and BNP Paribas S.A. and BNP Paribas S.A. New York Branch (together “BNPP”), BNPP made a $350 million civil monetary penalty payment in May 2017. The order pertains to BNPP engaging in improper, unsafe and unsound conduct, in violation of State laws and regulations that included collusive conduct, improper exchange of information, manipulation of the price at which daily benchmark rates were set, and misleading customers.

As part of the reconstruction, realignment and improvement of the Brooklyn Queens Expressway, the State appropriated several parcels of land in January 2000 from New York Central Lines, LLC (now known as CSX Transportation Inc. and referred to as such hereinafter). After extensive litigation and appeals regarding the proper valuation of said property, a second amended judgment against the State in the amount of approximately $62 million was entered on November 2, 2016. On March 30, 2017, the New York State Court of Appeals rejected the State’s appeal of this matter. The State’s share of the second amended judgment amount is approximately $39 million, and the Federal government’s share of that judgment is approximately $23 million and is expected to be disbursed from the State’s Federal fund appropriations. Accordingly, the State now owes to CSX Transportation Inc. the November 2, 2016 second amended judgment amount of approximately $62 million (inclusive of the Federal government’s share) plus appropriate additional interest charges and attorney’s fees. Any additional interest and attorney’s fees will be reflected in future updates, as appropriate. The Updated Financial Plan assumes that $39 million of the BNPP settlement payment will be used to pay the judgment, and the remainder of the BNPP settlement payment will be set aside in the General Fund.

The Updated Financial Plan projections for FY 2019 and thereafter are based on an assumption that the current Administration will continue to propose, and the Legislature will continue to enact, balanced budgets in future years that limit annual growth in State Operating Funds to no greater than 2 percent. The spending benchmark is calculated using the cash basis of accounting, as described herein, and based on the current composition of the State Operating Funds perspective as reported by DOB. The General Fund operating projections for FY 2019, FY 2020, and FY 2021 are calculated based on this assumption. DOB expects that specific proposals to limit spending growth to 2 percent will be included in future budget proposals.

First Quarter Operating Results

The State ended June 2017 with a General Fund cash balance of $3.0 billion, $548 million above the estimate in the Enacted Budget Financial Plan. General Fund receipts, including transfers from other funds, totaled $17.6 billion through June 2017, consistent with initial estimates. Tax receipts were approximately $350 million below the Enacted Budget Financial Plan forecast, offset by a $350 million Extraordinary Monetary Settlement with BNPP. PIT collections were $498 million below projected levels, driven by weaker than expected quarterly estimated payments in June 2017 (which had been projected to grow by 9.1 percent but instead declined slightly), and greater than projected refund payments. Business tax collections were above planned levels due to higher gross receipts for both corporate franchise and insurance taxes.

General Fund disbursements, including transfers to other funds, totaled $22.3 billion through June 2017, $553 million lower than projections reflected in the Enacted Budget Financial Plan, mainly due to the timing of planned payments for local assistance and transfers that support capital projects. Lower local assistance spending was mainly due to the pending Federal approval of certain Medicaid rate packages that will increase provider rates and a reconciliation of Federal Affordable Care Act (ACA) funding that is expected to result in a State cost, as well as timing related under-spending in other health, education, and the Office of Children and Family Services (OCFS) programs. Spending for agency operations was above planned levels due to the timing of agency reimbursement to the General Fund for fringe benefit expenses, which offsets spending and is now expected later in FY 2018. In addition, certain General Fund transfers did not occur as planned and are now expected in future months, most notably for transfers to support capital spending for transportation programs, which spent at a slower than anticipated rate through June 2017.

FY 2018 Financial Plan. DOB estimates that the Updated Financial Plan provides for balanced operations in the General Fund in FY 2018. Excluding Extraordinary Monetary Settlement funds, estimated General Fund disbursements exceed receipts by $556 million. The amount by which disbursements exceed receipts is financed by the use of Extraordinary Monetary Settlements that were not appropriated in the FY 2018 Enacted Budget ($500 million) for General Fund operations and disbursement of the unbudgeted CSX judgment payment, reserves set aside in FY 2017 to fund new labor contracts ($25 million), resources carried in from FY 2017 ($14 million), and Community Projects Fund resources ($17 million).

The State expects to end FY 2018 with a General Fund cash balance of $6.7 billion, a decrease of $1.1 billion from FY 2017 results. DOB intends to make transfers of Extraordinary Monetary Settlements on an as-needed basis each year as spending occurs from appropriations funded with the Extraordinary Monetary Settlements. Legislation approved in the FY 2017 Enacted Budget provides transfer authority from the General Fund to the Dedicated Infrastructure Investment Fund (DIIF) through FY 2021.

Receipts (Excluding Monetary Settlements).

General Fund receipts estimates, including transfers from other funds, total $69.8 billion in FY 2018, an increase of $4.1 billion (6.2 percent) from FY 2017 results. Estimated tax collections, including transfers of tax receipts to the General Fund after payment of debt service, total $66.5 billion in FY 2018, an increase of $4.2 billion (6.7 percent) from FY 2017 results.

Estimated PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, total $45.3 billion, an increase of $2.5 billion (5.8 percent) from FY 2017. This primarily reflects growth in withholding and estimated payments attributable to the projected increase in wage and non-wage income and a decline in STAR Fund deposits associated with legislation included in the FY 2018 Enacted Budget, partially offset by the first year of middle income tax cuts enacted in FY 2017.

Consumption/use tax receipts, including transfers after payment of debt service on the Local Government Assistance Corporation (LGAC) and Sales Tax Revenue Bonds, are estimated to total $13.3 billion in FY 2018, an increase of $691 million (5.5 percent) from FY 2017, which mainly reflects projected growth in disposable income and taxable consumption.

Business tax receipts are estimated at $5.7 billion in FY 2018, an increase of $957 million (20.1 percent) from FY 2017. The significant growth is primarily attributable to the absence of one- time factors that affected FY 2017 receipts. Prior fiscal year collections were lower than planned due to lower audit receipts from corporate franchise taxpayers and a shortfall in cash payments associated with tax year 2015 final returns. These issues are not expected to recur.

Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, are expected to total $2.1 billion in FY 2018, an increase of $45 million (2.2 percent) from FY 2017. This increase is mainly attributable to projected growth in the real estate transfer tax receipts due to an anticipated increase in housing starts and appreciation of home prices, partly offset by the continued phase-in of estate tax cuts.

Non-tax receipts and transfers are estimated at $3.3 billion in FY 2018, a decrease of $144 million (-4.1 percent) from FY 2017, which largely reflects State Insurance Fund (SIF) reserves released in FY 2017 that do not recur in FY 2018.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances among funds of the State, and other factors.

Receipts Revisions in AIS Update

General Fund receipts, including transfers from other funds, are now projected to total $70.2 billion in FY 2018, an increase of $344 million from the Enacted Budget Financial Plan projections.

BNPP Settlement Payment: The State received a $350 million civil monetary penalty payment from BNPP in June 2017 pursuant to a consent order between the State DFS and BNPP.

Tax Receipts: Estimated PIT and sales tax receipts have been adjusted downward to reflect the June 2017 reauthorization of certain sales tax exemptions for lower Manhattan and the creation of a state income-tax deduction for eligible homeowners affected by Lake Ontario flooding, as well as the impact of changes in estimated debt service costs.

Non-Tax Receipts: Certain reimbursements and transfers from other State funds have been revised based on updated information.

Disbursements (Excluding Monetary Settlements). General Fund disbursements, including transfers to other funds, are expected to total $70.4 billion in FY 2018, an increase of $4.4 billion (6.7 percent) from FY 2017. General Fund disbursements reflect the cautious estimation of disbursements in each financial category, a practice that provides a cushion for potential receipts shortfalls and other unanticipated costs.

Projected local assistance spending is $47.1 billion in FY 2018, an increase of $2.6 billion (5.9 percent) from FY 2017. The increase includes $1.3 billion for School Aid (on a State fiscal year basis) and $919 million for Medicaid and the Essential Plan (EP). Additional annual changes reflect anticipated growth in payments for social services, higher education, and other programs, as well as accounting reclassifications that have the effect of moving spending between financial categories and across fund types.

On a State Operating Funds basis, most executive agencies are expected to hold operations spending at FY 2017 levels (limited exceptions include Department of Health (DOH) costs attributable to Medicaid administration, the EP program and increased State Police costs for additional security measures). The Financial Plan estimates for State Operations are affected by the reclassification to Capital Projects Funds of certain personnel expenses related to maintenance and preservation of State assets; the costs of approved and pending labor settlements, as well as the potential costs of labor agreements with other State unions patterned on the labor contract ratified by PEF in

December 2016; and expected savings from agency management plans. General Fund personal and non-personal service costs are expected to total $8.2 billion in FY 2018, an increase of $135 million (1.7 percent) from FY 2017. Operating costs for many agencies are charged to several funds outside the General Fund, and are thus affected by varying levels of offsets and accounting reclassifications.

General State Charges (GSCs), which account for fringe benefits and certain fixed costs, are projected to increase by $322 million (5.9 percent) over FY 2017. Health insurance costs for State employees and retirees are projected to increase by $275 million (7.4 percent), mainly due to increases in premiums. The State’s annual pension payment is projected to grow by $94 million (3.8 percent).

General Fund transfers to other funds are projected to total $9.3 billion in FY 2018, an increase of $1.3 billion from FY 2017. Transfers for capital projects (excluding transfers funded with Extraordinary Monetary Settlements) are projected to increase by $1.3 billion, reflecting the timing of reimbursement from bond proceeds and planned disbursements from the Dedicated Highway and Bridge Trust Fund (“DHBTF”).

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Disbursement Revisions in AIS Update

General Fund disbursements, including transfers to other funds, are expected to total $71.2 billion in FY 2018, an increase of $34 million from projections in the Enacted Budget Financial Plan.

•	Local Assistance: Local assistance spending in the General Fund is expected to total $47.1 billion in FY 2018, an increase of $12 million from the Enacted Budget Financial Plan projection. The revision consists of increased costs related to the legislative session and updated forecasts. The most significant changes are for:

•	Medicaid: The statutorily indexed provisions of the Global Cap, which reflects the ten-year rolling average of the Medical component of the Consumer Price Index (CPI), is higher relative to the previous forecast. This results in an upward adjustment to allowable DOH Global Cap Medicaid spending of $11 million in FY 2018, $37 million in FY 2019, $75 million in FY 2020, and $135 million in FY 2021. The revised indexed portion of the Global Cap is 3.3 percent in FY 2018, 3.2 percent in FY 2019, and 3.1 percent in FYs 2020 and 2021.

•	This is partly offset by an additional $6 million in Master Settlement Agreement (MSA) payments in FY 2018, for an annual total of $103 million. The FY 2018 Enacted Budget authorizes using the payments to help defray the costs of the State’s takeover of Medicaid costs borne by counties and New York City.

•	In addition, the Essential Plan (EP) program spending estimate has been revised downward by $349 million in FY 2018. The decline reflects projected stabilizing enrollment and expected increases in Federal reimbursement due to changes in the marketplace premium index. DOH expects these savings will offset other potential costs within the Global Cap.

•	Public Health: Child Health Plus (CHP) program spending has increased due to enrollment growth over the past 18 months which is driving increases to program expenses relative to previous estimates. In total, the Updated Financial Plan now reflects additional CHP program costs of $22 million in FY 2018; $46 million in FY 2019; and $33 million in FY 2020.

•	Vernon Downs Aid: Legislation approved in June 2017 provides operational cost flexibility for Vernon Downs.

•	Agency Operations: General Fund disbursements for agency operations, including fringe benefits, are expected to total $14.0 billion in FY 2018, an increase of $40 million from the Enacted Budget Financial Plan projection. The increase mainly reflects:

•	State Police: Increased State police activity, including increasing the size of the July 2017 recruit class, is expected to add costs of $26 million for FY 2018.

•	Medicaid: Administrative costs related to the EP and Medicaid administration are anticipated to result in higher agency operation costs of $17 million in FY 2018, which are entirely offset by a reduction in local assistance spending under the Global Cap. In addition, $2 million in increased costs of the Qualified Health Plan (QHP) portion of the New York State of Health (NYSOH) insurance exchange have been reflected in the Updated Financial Plan.

•	Transfers to Other Funds: General Fund transfers to other funds are expected to total $10.1 billion in FY 2018, a decrease of $18 million from the Enacted Budget Financial Plan projection. The increase mainly reflects:

•	CSX Judgment Payment: As noted above, the State’s share of the CSX judgement amount is approximately $39 million, plus additional interest charges and attorney’s fees to be reflected in future financial plan updates.

•	Reductions in other transfers reflect lower debt service costs in the DHBTF, due to a bond refunding ($26 million), and lower projected State Pay-As-You-Go (PAYGO) spending in FY 2018, primarily for the Department of Health (DOH) ($17 million); a reduction in debt service costs due to actual bond sale results to date; and other changes based on updated information.

Closing Balance for FY 2018. DOB projects that the State will end FY 2018 with a General Fund cash balance of $6.7 billion, a decrease of $1.1 billion from FY 2017. The estimated balance of Extraordinary Monetary Settlements at the close of FY 2018 is $4.2 billion, a decrease of $1.2 billion from FY 2017. The decrease is due to the expected transfer of $882 million in Extraordinary Monetary Settlements to capital projects funds to support initiatives funded with Extraordinary Monetary Settlements and the use of $461 million for operating purposes and $39 million for the CSX judgment payment from Extraordinary Monetary Settlements not appropriated in the FY 2018 Enacted Budget. Offsetting these withdrawals of General Fund resources during FY 2018 is $155 million in Extraordinary Monetary Settlements that is set aside for labor contracts.

The estimated General Fund cash balance, excluding Extraordinary Monetary Settlements, is $2.5 billion at the close of FY 2018, or $99 million higher than FY 2017. The annual change in the balance reflects the planned deposit of $155 million of Extraordinary Monetary Settlements in the General Fund that DOB has informally earmarked to fund retroactive salary increases for FY 2017 that may occur in FY 2018 or later which is partly offset by the planned use of $25 million in reserves for the payment of retroactive salary increases for Management/Confidential (M/C) employees. During FY 2018, DOB may change the purposes for which the money is currently earmarked, depending on the fiscal environment. Other changes include resources carried in the Community Projects Fund ($17 million), and the undesignated fund balance carried in from FY 2017 ($14 million).

The Updated Financial Plan maintains a reserve of $500 million for debt management purposes in FY 2018, unchanged from the level held at the end of FY 2017. DOB will decide on the use of these funds based on market conditions, financial needs, and other factors.

Cash Flow. State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). Money may be borrowed for up to four months, or until the end of the fiscal year, whichever period is shorter. The State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

DOB expects that the State will have sufficient liquidity in FY 2018 to make all planned payments as they become due without having to temporarily borrow from STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Extraordinary Monetary Settlements

From the beginning of FY 2015 through FY 2018, DOB estimates that the State will have received or is expected to receive a total of $10.3 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. Pursuant to a May 24, 2017 consent order between the State DFS and BNPP, BNPP made a $350 million civil monetary penalty payment. The order pertains to BNPP engaging in improper, unsafe and unsound conduct, in violation of State laws and regulations, that included collusive conduct, improper exchange of information, manipulation of the price at which daily benchmark rates were set, and misleading customers.

Uses of Extraordinary Monetary Settlements

Consistent with the Executive’s intention to use the majority of Extraordinary Monetary Settlements to fund capital investments and non-recurring expenditures, the FY 2018 Enacted Budget authorizes the transfer/use of $5.4 billion in remaining resources from Extraordinary Monetary Settlements over a five-year period, in addition to $4.5 billion used as of the close of FY 2017.

Since FY 2015, DOB estimates the State has received, or expects to receive, a total of $10.3 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. A total of $7.7 billion is expected to finance various purposes from capital appropriations, including operating activities associated with the maintenance, protection, preservation, and operation of capital assets. Another $2.2 billion is or will be used for other purposes, including resolution of Office for People with Developmental Disabilities (OPWDD) Federal disallowances in FY 2016, funding for retroactive labor costs, General Fund operations, one-time litigation costs, and costs of the Department of Law’s Litigation Service Bureau.

The Updated Financial Plan reflects the continued allocation of an additional $1.9 billion in unbudgeted Extraordinary Monetary Settlements to support the following measures:

•	Buffalo Billion Phase II ($400 million): The Updated Financial Plan reflects an additional investment of $400 million from Extraordinary Monetary Settlement funds to support the second phase of the Buffalo Billion Initiative, which totals $500 million.

•	Life Sciences ($320 million): The Updated Financial Plan reflects the commitment of $320 million from Extraordinary Monetary Settlement funds to support the State’s multi- year $620 million Life Sciences Initiative. The State will provide $220 million to support state-of-the-art laboratory space, equipment, and technology. Furthermore, $100 million will be provided in investment capital for early stage life science firms, which is expected to be matched by private sector partners.

•	Health Care Capital Grants ($200 million): The Updated Financial Plan includes a $500 million increase to the health care facility transformation program, of which $200 million will be funded from Extraordinary Monetary Settlements.

•	Security and Emergency Response Preparedness ($100 million): The Updated Financial Plan reflects the commitment of $100 million over the next two years to continue counter- terrorism efforts in New York City, including increased security and anti-terror exercises at nine MTA-operated bridges and tunnels and sustaining increased deployment of National Guard resources at transportation hubs, which began in September 2014.

•	Downtown Revitalization ($100 million): The Updated Financial Plan reflects an additional $100 million for the Downtown Revitalization Initiative to fund housing, economic development, transportation, and community projects to attract and retain residents, visitors, and businesses to downtowns. The existing program provides $100 million to ten communities currently experiencing population loss and/or economic decline.

•	MTA Capital Plan ($65 million): The Updated Financial Plan reflects the commitment of an additional $65 million to the MTA’s 2015-2019 Capital Program. These new resources must be paid to the MTA before December 31, 2018.

•	Non-MTA Transit ($30 million): The Updated Financial Plan invests an additional $20 million in funds from Extraordinary Monetary Settlements toward DOT’s mass transit capital program. Funds will be directed by DOT toward upstate and downstate public transportation systems other than the MTA to defray the costs of capital projects or acquisitions. The Updated Financial Plan also provides $10 million for operating costs related to non-MTA Mass Transit purposes.

Special Considerations. The State’s Enacted Budget Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Enacted Budget Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in the adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State’s 2 percent spending benchmark.

The Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

The Enacted Budget Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Enacted Budget Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the Enacted Budget Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties. There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of non-recurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Enacted Budget Financial Plan projections for the outyears assume that School Aid and Medicaid disbursements will be limited to the annual growth in NYS personal income and the ten- year average growth of the medical component of the consumer price index (CPI), respectively. However, in FY 2019 School Aid is projected to increase by 4.3 percent, a level $100 million higher than the estimated 3.9 percent growth in personal income. In addition, since FY 2014, the State has annually authorized spending for School Aid to increase above the personal income growth index; in FY 2018, the Enacted Budget Financial Plan reflects a 4.2 percent School Aid increase, compared to the 3.9 percent growth in the index.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Enacted Budget Financial Plan. Over the past six years, DOH State Funds Medicaid spending levels have remained at or below indexed levels without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to a number of factors including fluctuations in economic conditions, which may increase caseload. The Commissioner’s powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. However, these actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and, therefore, General Fund spending remains sensitive to revenue performance in the State’s HCRA fund (which finances approximately one-quarter of the DOH State-share costs of Medicaid).

The Enacted Budget Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to: receipt of certain payments from public authorities; receipt of certain payments under the Tribal-State compact; receipt of miscellaneous revenues at the levels expected in the Enacted Budget Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected. Such risks and uncertainties, if they were to materialize, could adversely impact the Enacted Budget Financial Plan in current or future years.

The Enacted Budget Financial Plan also includes actions that affect the spending reported in the State Operating Funds basis of reporting, including (i) the realignment of certain operating costs to the capital budget to provide consistency in reporting across all agencies and a more accurate accounting of the overall capital budget; (ii) the payment of certain operating costs using available resources in accounts outside of the State Operating Funds basis of reporting; and (iii) the restructuring of the STAR program such that the spending for certain benefits is instead provided in the form of a tax credit for consistency with how other State tax credits are reported. If these and other transactions are not implemented as planned, this could add upward pressure to the reported level of annual spending growth in State Operating Funds.

In developing the Enacted Budget Financial Plan, DOB attempts to mitigate the financial risks from receipts volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed in a given year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that such resources will be sufficient to address risks that may materialize in a given fiscal year.

Federal Funding. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Many of the policies that drive this Federal aid are subject to change under the current presidential administration and Congress. Current financial projections concerning Federal aid, and the assumptions on which they rely, are subject to revision in future financial updates as a result of changes in Federal policy.

President Trump’s Federal fiscal year 2018 budget proposal was submitted to Congress on May 23, 2017. The President’s $4.1 trillion budget contained substantial potential program spending cuts, including proposed cuts to Medicaid, TANF and other State programs. If adopted as proposed, multiple Federal aid programs would be impacted, including programs for which the State, New York City and other municipalities rely for capital and operating assistance. With the release of the President’s Federal fiscal year 2018 budget proposal, attention now shifts to Congress as they work to craft the Federal fiscal year 2018 appropriation bills.

The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation approved with the Enacted Budget sets forth a process by which the State would manage significant reductions in Federal aid during FY 2018 should they arise. Specifically, the legislation directs the Budget Director to prepare a corrective action plan for consideration by the Legislature in the event that (a) Federal aid for Medicaid is reduced by $850 million or more or (b) Federal aid for all other programs is reduced by $850 million or more. Each limit is triggered separately and is not additive. The plan prepared by the Budget Director must uniformly reduce appropriations and cash disbursements in the General Fund and State special revenue funds. Upon receipt of the plan, the Legislature has 90 days to adopt a corrective action plan by concurrent resolution, or the plan submitted by the Budget Director takes effect automatically.

In addition to the potential fiscal impact of policies that may be adopted by the Federal government, the Enacted Budget Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules.

The Enacted Budget Financial Plan includes reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare and Medicaid Services (CMS). The agreement resolved a pending disallowance for FY 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Current issues of particular concern in potentially affecting the Updated Financial Plan are described below.

Maintaining Current Federal Aid. The Trump Administration has proposed significant cuts to domestic programs in Federal FY 2018, and Federal funding for some mandatory programs such as the Children’s Health Insurance Program are set to expire at the end of Federal FY 2017. If the proposed cuts are adopted or the mandatory programs set to expire in Federal FY 2017 are not continued, it could lead to a reduction of billions of dollars to the State.

The Federal government has approved a continuing resolution for Federal fiscal year 2018 that would keep the Federal government operating through December 8, 2017. The continuing resolution is part of a package (PL 115-56) that includes (i) $15 billion for hurricane response and (ii) a temporary suspension of the debt limit through December 8, 2017.

Federal Health Care Policy. Passage of H.R. 1628, the American Health Care Act, in the United States House of Representatives, and the proposal of an amended version of H.R. 1628 by certain United States Senators, put at risk a significant amount of Federal aid for health care. Major components of the bill, as passed by the House of Representatives and as proposed to be amended by certain Senators, include ending the Basic Health Plan, the Patient Protection and Affordable Care Act’s Medicaid expansion, and shifting a larger share of the growth in Medicaid costs to the states by imposing per capita caps on Medicaid spending in lieu of Medicaid’s current open-ended entitlement. If this bill were adopted by both houses of Congress, these policies would have a substantial adverse impact on the Updated Financial Plan.

It remains possible that this or other legislative proposals may become law. DOB will continue to monitor Federal health care policy.

Medicaid Redesign Team (“MRT”) Medicaid Waiver. The Federal Centers for Medicare & Medicaid Services (“CMS”) and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (IAAF), the Delivery System Reform Incentive Payment (DSRIP) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for enhanced Federal Medical Assistance Percentage (FMAP) funding associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP funding. This reconciliation may result in a modification of payments to the State and local governments

Federal Debt Ceiling. Federal legislation signed into law on September 8, 2017, has suspended the Federal debt limit through December 8, 2017, forestalling the possibility of a default by the Federal government until at least that time. Previously, a similar temporary suspension of the debt limit expired in March 2017, with the U.S. Treasury operating under “extraordinary measures” in the interim to finance outlays without further borrowing.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

State Government Employment. As of March 31, 2017, the State had approximately 181,400 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 181,416 positions at the end of FY 2018. The State workforce subject to direct Executive control is expected to total 118,481 full time equivalent positions at the end of FY 2018.

Status of Current Labor Negotiations. Legislation has been enacted to implement a three-year collective bargaining agreement providing 2 percent annual increases (FY 2017, FY 2018, and FY 2019) for employees represented by PEF and comparable increases for M/C employees. The agreement with PEF follows the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016. The Graduate Student Employees Union (GSEU) have agreed to a similar three-year deal. The GSEU membership voted to ratify on March 3, 2017.

The New York State Police Investigators Association (“NYSPIA”) achieved a multi-year collective bargaining agreement patterned after the State’s 2015 legislative session deals with the State Police Troopers and Commissioned- and Non-Commissioned Officers. The enacted NYSPIA pay bill provides the same schedule of general salary increases provided to the Police Benevolent Association of the New York State Troopers (“NYSPBA”) members; specifically, a 2 percent general salary increase for each of FY 2015 and FY 2016, in their entirety, and a 1.5 percent general salary increase for each of FY 2017 and FY 2018, respectively.

Most recently, the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA) membership voted not to ratify a tentative agreement on a five-year labor contract through FY 2021, which would have provided for annual 2 percent general salary increases through FY 2021, and differentials typically received within the law enforcement community (e.g., Hazardous Duty Pay), the costs of which were offset by benefit design changes within the New York State Health Insurance Program (NYSHIP) and reductions in overtime costs. The State will continue negotiations with NYSCOPBA.

On June 20, 2017, the State and CSEA reached a tentative agreement on a five-year labor contract that provides annual salary increases of 2 percent for FYs 2017 through 2021. The agreement was ratified by CSEA membership in August 2017. The Updated Financial Plan reflects annual salary increases of 2 percent through FY 2021.

The State is in active negotiations with all other employee unions whose contracts concluded in FY 2016, including United University Professions (UUP), Council 82, and District Council 37 (DC-37 Housing). Negotiations also continue with the Police Benevolent Association of New York State (PBANYS), whose contract expired at the end of FY 2015.

On June 27, 2016, the CUNY Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of the University’s faculty and staff. For CUNY senior colleges, these agreements are estimated to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, the State expects to advance its planned payment of approximately $250 million State support for CUNY senior colleges from October 2017 to June 2017, to make resources available for retroactive payments in the academic year ending June 2017.

State Retirement System. The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate plans). State employees made up about 33 percent of the membership during FY 2017. There were 3,040 other public employers participating in the System, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non- teaching employees), and many public authorities.

As of March 31, 2017, 652,324 persons were members of the System and 452,455 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”

The current actuarial smoothing method recognizes unexpected annual gains and losses (returns above or below the assumed investment rate of return) over a 5-year period.

The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the System as of each April 1. Final contribution rates for FY 2019 were released in September 2017. The average ERS rate decreased by 2.6 percent from 15.3 percent of salary in FY 2018 to 14.9 percent of salary in FY 2019, while the average PFRS rate decreased by 2.7 percent from 24.4 percent of salary in FY 2018 to 23.5 percent of salary in FY 2019. Information regarding average rates for FY 2019 may be found in the 2017 Annual Report to the Comptroller on Actuarial Assumptions which should be accessible by September 30, 2017 at: www.osc.state.ny.us/retire/publications.

The System assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2017 was $197.6 billion (including $5.9 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $14.0 billion or 7.6 percent from the FY 2016 level of $183.6 billion. The increase in net position restricted for pension benefits from FY 2016 to FY 2017 reflects, in large part, equity market performance. The System’s audited Financial Statement reports a time-weighted investment rate of return of 11.48 percent (gross rate of return before the deduction of certain fees) for FY 2017.

Consistent with statutory limitations affecting categories of investment, the State Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct the investment activities of the Division of Pension Investment and Cash Management. The purpose of this asset allocation strategy is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2015, an asset liability analysis was completed and a long-term policy allocation was adopted. The current long-term policy allocation seeks a mix that includes 50 percent public equities (36 percent domestic and 14 percent international); 18 percent bonds, cash and mortgages; 4 percent inflation indexed bonds and 28 percent alternative investments (10 percent private equity, 10 percent real estate, 2 percent absolute return or hedge funds, 3 percent opportunistic and 3 percent real assets). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $240.7 billion (including $119.2 billion for retirees and beneficiaries) as of April 1, 2017, up from $232.9 billion as of April 1, 2016. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation used by the Retirement Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2017. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2017 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected gain for FY 2017, 40 percent of the unexpected loss for FY 2016, 60 percent of the unexpected loss for FY 2015, and 80 percent of the unexpected gain for FY 2014. The asset valuation method smoothes gains and losses based on the market value of all investments. Actuarial assets increased from $190.7 billion on April 1, 2016 to $198.1 billion on April 1, 2017. The ratio of the fiduciary net position to the total pension liability for ERS, as of March 31, 2017, calculated by the System’s Actuary, was 94.7 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2017, calculated by the System’s Actuary, was 93.5 percent.

Other Post-Employment Benefits. State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State and are enrolled in the New York State Health Insurance Program (“NYSHIP”), or are enrolled in the NYSHIP opt-out program at the time they reach retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2017, the State’s Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for FY 2017, the unfunded actuarial accrued liability for FY 2017 is $87.3 billion ($72.830 billion for the State and $14.427 billion for SUNY), an increase of $9.4 billion from FY 2016 (attributable entirely to the State). The unfunded actuarial accrued liability for FY 2017 used an actuarial valuation of OPEB liabilities as of April 1, 2016 for the State and April 1, 2014 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State’s unfunded actuarial accrued liability has been driven by the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of projected benefit obligation.

The actuarially determined annual OPEB cost for FY 2017 totaled $4.2 billion ($3.242 billion for the State and $923 million for SUNY), a decline of $7 million from FY 2016 ($4 million for the State and $3 million for SUNY). The actuarially-determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.4 billion ($1.795 billion for the State and $639 million for SUNY) greater than the cash payments for retiree costs made by the State in FY 2017.

This difference between the State’s PAYGO costs, and the actuarially-determined ARC under GASB Statement 45, reduced the State’s net asset condition at the end of FY 2017 by $2.4 billion.

GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Updated Financial Plan. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis.

There is no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. However, it is not expected that the State will alter its current PAYGO funding practice.

The State is also currently examining GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, and is expected to be incorporated into the State’s FY 2019 financial statements. The GASB Statement 75 will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the unfunded net OPEB obligation to be reported by the State. The inclusions of the remaining balance of the unfunded OPEB liability is expected to significantly increase the State’s total long-term liabilities and act to lower the State’s overall net position.

GASB Statement 75 is not expected to alter the Updated Financial Plan PAYGO projections for health insurance, as the DOB methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement. The FY 2018 Enacted Budget includes legislation to establish a Retiree Health Benefit Trust Fund for the purpose of funding health benefits of retired State employees and their dependents.

Retiree Health Benefit Trust. The FY 2018 Enacted Budget includes legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”) that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit, in any given fiscal year, up to 0.5 percent of total then-current OPEB liability (currently $72.8 billion for the State and $14.4 billion for SUNY). The Updated Financial Plan does not include any deposits to the Trust Fund.

Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Storm Recovery. New York State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. It is anticipated that the State, MTA, and State localities may receive approximately one-half of this amount for response, recovery, and mitigation costs. To date, a total of $17 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities over the coming years.

Climate Change Adaptation. Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed for adapting existing infrastructure to climate change risks.

Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls.

The State’s Enterprise Information Security Office (EISO) within the State’s Office of Information Technology Services maintains a cyber command center hotline and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises for State and local government. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful to guard against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems and the costs of remedying any such damage could be substantial.

New York State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to (i) maintain a cyber security program, create written cybersecurity policies and perform risk assessments, (ii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program, (iii) annually certify compliance with the cybersecurity regulations and (iv) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.

Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (DASNY) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2017, there were approximately $220 million of bonds outstanding for this program.

Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $85 million for debt service costs. DASNY also estimates the State will pay debt service costs of approximately $14 million in FY 2018, $28 million annually in FY 2019 through FY 2021, and $22 million in FY 2022. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. The State has estimated additional exposure of up to $9 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

Bond Market. Implementation of the Updated Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the Short-Term Investment Pool (“STIP”), which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales will be subject to prevailing market conditions, among other things. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State- supported bonds and notes to provide net proceeds of

$4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2017, approximately $1.8 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-GeneralFund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State Personal Income Tax Revenue Bond Program. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2017, approximately $31.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $5.1 billion annually over the next four years, PIT coverage is expected to decline from 3.5 times in FY 2018 to 2.8 times in FY 2021. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds or Sales Tax Revenue Bonds, but are not counted towards debt service coverage. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Sales Tax Revenue Bond Program. Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this will increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits — PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2017, $5.0 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 4.9 times in FY 2018 to 3.6 times in FY 2021, as shown in the following chart. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Financing Activities. New York State, including its public authorities, is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in state debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey, and Washington. As of March 31, 2017, State-related debt outstanding totaled $50.7 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.2 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits — General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.

SUNY Dormitory Facilities Bonds. Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). DOB is not aware of any such extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease

Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps and has included these bonds as State-supported debt in all figures, tables and charts in this AIS. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $60 million is not included in State debt service payments reported in this AIS. Annual debt service related to the Lease Revenue Bonds was $65 million in FY 2017. As of March 31, 2017, approximately $650 million of Lease Revenue Bonds were outstanding. On April 27, 2017, $226 million of Lease Revenue Bonds were refunded with Facilities Revenue Bonds, resulting in $424 million of Lease Revenue Bonds remaining outstanding. Annual debt service payments on the remaining Lease Revenue Bonds is projected to be $50 million in FY 2018, $44 million in FY 2019, $39 million in FY 2020, and $36 million in FY 2021.

State-related debt a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (MBBA) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (TBTA), MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the New York Local Government Assistance Corporation (LGAC) is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation (EFC), and the New York State Housing Finance Agency (HFA) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (PACB) and the State Comptroller.

The State has never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

Debt Reform Act. The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001, and was fully phased in at 4 percent of personal income during FY 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001, and was fully phased in at 5 percent during FY 2014. DOB, as administrator of the Act, determined that the State was in compliance with the statutory caps in the most recent calculation period (FY 2016).

Current projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $6.1 billion in FY 2017 to about $88 million in FY 2021. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected room under the debt cap is dependent on expected growth for State personal income. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

The State’s available debt capacity under its statutory debt cap reflects the impact of several factors since the Enacted Budget Financial Plan. These include a reduction to the personal income forecast, actual bond sale results to date, and adjustment of debt issuances to align with projected bond-financed capital spending. Debt capacity amounts continue to assume that SUNY Dormitory Facilities lease revenue bonds will be refunded into the new SUNY Dormitory Facilities Revenue Bond credit within one year of their call dates.

Public Authorities. For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits — PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and its related issuers is available by contacting Jay Olson, Investor Relations, (212) 788-5874, or contacting the City Office of Management and Budget, 255 Greenwich Street, 8th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by the City of New York.

The staffs of the Financial Control Board for the City of New York (FCB), the Office of the State Deputy Comptroller (OSDC), the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 27 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Updated Financial Plan projections.

The City of Yonkers (“Yonkers”) no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “Yonkers School District”) is fiscally dependent upon Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the Yonkers School District’s general fund as of June 30, 2014. Subject to certain conditions that were satisfied, the FY 2015 Enacted Budget provided an additional $28 million to Yonkers in addition to other education aid provided by the State for the support of the Yonkers School District for Yonkers fiscal year 2015. Legislation enacted in 2015 provided a total of $25 million in additional aid to Yonkers for the support of the Yonkers School District for Yonkers fiscal year ending 2016 and 2017, subject to Yonkers submitting a comprehensive financial plan that provides for continuity of current educational services and receiving approval of that plan from the Director of the Budget. That plan has been submitted and approved by the State Director of the Budget.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for seventeen municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators.

An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”

A total of 59 local governments (10 counties, 11 cities, 20 towns, 18 villages) and 82 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2015. The vast majority of entities scored by OSC (93 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Grants to Local Governments. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $66.1 billion in FY 2018, approximately two-thirds of total State Operating Funds spending. Education and health care spending account for nearly three-quarters of State Operating Funds local assistance spending.

Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.

The Updated Financial Plan reflects the continuation of the Medicaid spending cap through FY 2021, and the projections assume that statutory authority will be extended in subsequent years. Upward adjustments to the statutorily indexed provisions of the Global Cap reflect an increase to the 10-year rolling average of the Medical component of the CPI relative to previous forecast assumptions. The revised estimates increase the Global Cap by $11 million in FY 2018, $37 million in FY 2019, $75 million in FY 2020 and $135 million in FY 2021. Allowable growth under the cap for medical services is 3.3 percent for FY 2018. Projecting medical CPI growth, DOB currently forecasts allowable cap growth at 3.2 percent in FY 2019; 3.1 percent in FY 2020; and 3.1 percent in FY 2021.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid administration, increased Federal Financial Participation (FFP) pursuant to the ACA that became effective in January 2014, as well as the statewide minimum wage increases authorized in the FY 2017 Enacted Budget. State share Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds.

Projected financial impacts associated with the QHP portion of the NYSOH insurance exchange have been increased by $2 million in FY 2018, decreased by $7 million per year in FY 2019 and FY 2020, and decreased by $14 million in FY 2021. These changes reflect updated assumptions based on actual enrollment and utilization levels. Other non-QHP portions of the NYSOH insurance exchange, including those associated with EP enrollment, have been adjusted to reflect net cost increases over the multi-year plan. These non-QHPre-estimates will be managed within the Global Cap without Financial Plan impact.

With the retirement of all of the State’s tobacco securitization bonds on June 1, 2017, MSA payments will be used to fund a portion of the non-Federal share of annual Medicaid growth formerly borne by local governments, which the State now pays on behalf of local governments. The use of MSA payments will not affect total funding for the Medicaid program, but is expected to provide Financial Plan relief through lower annual General Fund Medicaid disbursements.

The Updated Financial Plan provides General Fund support to the Global Cap to fund the costs of the regionally-based, multi-year increase in the statewide minimum wage, including the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in Westchester, New York, Nassau, and Suffolk counties will be increased commensurate with the schedule of statutory minimum wage increases. The impact of these Minimum wage initiatives is projected to increase annual Medicaid spending above statutory Global Cap limits by $255 million in FY 2018; $579 million in FY 2019; $838 million in FY 2020; and $882 million in FY 2021.

Fluctuation in enrollment, costs of provider health care services, and health care utilization levels are among factors that drive higher Medicaid spending within the Global Cap. The number of Medicaid recipients are expected to reach about 6.2 million by the end of FY 2018, a slight increase from FY 2017.

The ability to offset rising costs within the Medicaid Global Cap exists through the Medicaid integrity and efficiency initiative, which was authorized in the FY 2017 Enacted Budget. Upon election by a local service district to participate in this initiative, DOH and such local service district may formulate a plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide savings. Financial Plan savings associated with the Medicaid program are realized through the Mental Hygiene Global Cap Adjustment, which finances certain OPWDD- related Medicaid costs available under the Global Cap, as noted above.

With the current presidential administration and Congress, many of the policies that drive Federal aid are subject to change. It is not possible at this time to assess the potential fiscal impact of policies that may be proposed and adopted by the current administration and Congress. The FY 2018 Enacted Budget includes Federal flexibility provisions to allow for the management of reductions of $850 million or more in Federal funding for the State’s Medicaid program during FY 2018. Management of such reduction levels would occur only through actions within the State’s Medicaid program.

Essential Plan (“EP”). The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The FY 2015 Enacted Budget authorized the State to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards are enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 90 percent of program expenditures are expected to be paid by the Federal government.

EP program spending has been revised downward by $349 million in FY 2018 to reflect a mix of factors, including stabilizing enrollment trends. In addition, growth in the marketplace premium index for the Federal reimbursement rate is outpacing growth in the premium index for the State reimbursement rate, thus contributing to the anticipation of a greater share of base program expenses being funded from Federal resources in the current year. The EP program savings will be managed by DOH to ensure balance related to other potential cost drivers within the Global Cap.

The Updated Financial Plan also reflects increased funding of $24 million in FY 2018, $27 million in FY 2019, $21 million in FY 2020 and $16 million in FY 2021 for the EP portion of the NYSOH insurance exchange due to program utilization; and $12 million for non-NYSOH insurance exchange State operations costs in FYs 2018 — 2021.

State costs associated with the EP program and related savings are managed within the total available resources of the Medicaid Global Cap. This includes a portion of spending associated with increasing EP enrollment in part, reflecting the transition of certain individuals from the Medicaid program to the EP program based on changes in income levels.

With the current presidential administration and Congress, many of the policies that drive Federal aid are subject to change. It is not possible at this time to assess the potential fiscal impact of policies that may be proposed and adopted by the current administration and Congress. The FY 2018 Enacted Budget includes authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

School Aid. School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 — June 30). School Aid is expected to increase by $1.0 billion (4.2 percent) in SY 2018, including a $700 million Foundation Aid increase. A Community Schools set-aside of $150 million within Foundation Aid, a $50 million increase from the prior year, provides funds intended to facilitate the transformation of schools into community hubs. In addition, another $288 million supports increased reimbursement in expense-based aid programs such as transportation, Boards of Cooperative Educational Services (BOCES), school construction, and other miscellaneous aid categories.

The Updated Financial Plan also provides $50 million in new competitive grant programs, highlighted by a $35 million investment to expand after-school programs targeted towards low- income students within high need communities, and $5 million to expand prekindergarten for three- and four-year olds in high-need school districts. New York State provides over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for the Statewide Universal Full-DayPrekindergarten programs. School Aid is projected to increase by an additional $1.1 billion (4.3 percent) in SY 2019, based largely on personal income growth.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund’s holdings. Each of the following Funds experienced significant variation in portfolio turnover during the two most recently completed fiscal years ended October 31 due to the application of the Fund’s Underlying Index methodology:

Fund	2016	2017
PowerShares Chinese Yuan Dim Sum Bond Portfolio	22%	60%
PowerShares DWA Tactical Sector Rotation Portfolio	49%	163%
PowerShares FTSE International Low Beta Equal Weight Portfolio	59%	39%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	20%	42%
PowerShares Global Water Portfolio	67%	34%
PowerShares KBW High Dividend Yield Financial Portfolio	113%	52%
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	118%	40%
PowerShares S&P Emerging Markets Momentum Portfolio	182%	111%
PowerShares S&P International Developed Quality Portfolio	165%	49%

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via www.powershares.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, the Sub-Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Six Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). One Trustee (the “Unaffiliated Trustee”) is an officer of a company that has engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the “Fund Family” (as defined below), which clients do not include any of the Funds, but is not an affiliated person of the Adviser. The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015- Present). formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	154	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	154	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	154	None

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010

Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008 – Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008 – Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012 – Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

				154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer (2016-Present) and Treasurer (2008-Present), The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds; Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2017, is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares 1-30 Laddered Treasury Portfolio	Dollar Range of Equity Securities in PowerShares California AMT-Free Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares CEF Income Composite Portfolio	Dollar Range of Equity Securities in PowerShares Chinese Yuan Dim Sum Bond Portfolio	Dollar Range of Equity Securities in PowerShares DWA Developed Markets Momentum Portfolio	Dollar Range of Equity Securities in PowerShares DWA Momentum & Low Volatility Rotation Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	$50,001-$100,000	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	$50,001-$100,000	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares DWA Emerging Markets Momentum Portfolio	Dollar Range of Equity Securities in PowerShares DWA SmallCap Momentum Portfolio	Dollar Range of Equity Securities in PowerShares DWA Tactical Multi- Asset Income Portfolio	Dollar Range of Equity Securities in PowerShares DWA Tactical Sector Rotation Portfolio	Dollar Range of Equity Securities in PowerShares Emerging Markets Infrastructure Portfolio	Dollar Range of Equity Securities in PowerShares Emerging Markets Sovereign Debt Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	$10,001-$50,000
Yung Bong Lim	None	None	over $100,000	None	None	over $100,000
Gary R. Wicker	$10,001-$50,000	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares FTSE International Low Beta Equal Weight Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Emerging Markets Portfolio	Dollar Range of Equity Securities in PowerShares Fundamental High Yield® Corporate Bond Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	$50,001-$100,000	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	over $100,000	None	None	over $100,000	None
Gary R. Wicker	None	None	$10,001-$50,000	None	None	None
Donald H. Wilson	None	None	$50,001-$100,000	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	over $100,000	None	over $100,000	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Fundamental Investment Grade Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares Global Agriculture Portfolio	Dollar Range of Equity Securities in PowerShares Global Clean Energy Portfolio	Dollar Range of Equity Securities in PowerShares Global Gold and Precious Metals Portfolio	Dollar Range of Equity Securities in PowerShares Global Short Term High Yield Bond Portfolio	Dollar Range of Equity Securities in PowerShares Global Water Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	over $100,000	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	$1-$10,000
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares International BuyBack Achievers™ Portfolio	Dollar Range of Equity Securities in PowerShares International Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares KBW Bank Portfolio	Dollar Range of Equity Securities in PowerShares KBW High Dividend Yield Financial Portfolio	Dollar Range of Equity Securities in PowerShares KBW Premium Yield Equity REIT Portfolio	Dollar Range of Equity Securities in PowerShares KBW Property & Casualty Insurance Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares KBW Regional Banking Portfolio	Dollar Range of Equity Securities in PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares National AMT-Free Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares New York AMT-Free Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares Preferred Portfolio	Dollar Range of Equity Securities in PowerShares Russell 1000 Enhanced Equal Weight Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	over $100,000	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	over $100,000	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Russell 1000 Equal Weight Portfolio	Dollar Range of Equity Securities in PowerShares Russell 1000 Low Beta Equal Weight Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® High Dividend Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® Low Volatility Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	over $100,000	over $100,000
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	over $100,000
Interested Trustee
Kevin M. Carome	None	None	None	None	$50,001-$100,000	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P 500 Minimum Variance Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500 Momentum Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500 Enhanced Value Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500 Value With Momentum Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets Momentum Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed High Dividend Low Volatility Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	$10,001-$50,000	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P International Developed Momentum Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed Quality Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P MidCap Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Discretionary Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Staples Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	$50,001-$100,000	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	over $100,000	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Energy Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Financials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Health Care Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Industrials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Information Technology Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Low Volatility Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None	over $100,000
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Materials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Quality Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Utilities Portfolio	Dollar Range of Equity Securities in PowerShares Senior Loan Portfolio	Dollar Range of Equity Securities in PowerShares Taxable Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares Treasury Portfolio	Dollar Range of Equity Securities in PowerShares Variable Rate Preferred Portfolio
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None	over $100,000
Todd J. Barre	None	None	None	$50,001-$100,000	None	None	None
Marc M. Kole	None	None	None	None	None	None	None
Yung Bong Lim	None	None	None	over $100,000	over $100,000	None	None
Gary R. Wicker	None	None	None	None	None	None	None
Donald H. Wilson	None	None	None	$10,001-$50,000	$50,001-$100,000	None	None
Unaffiliated Trustee
Philip M. Nussbaum	None	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	$50,001-$100,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees
Ronn R. Bagge	None	over $100,000
Todd J. Barre	None	over $100,000
Marc M. Kole	None	over $100,000
Yung Bong Lim	None	over $100,000
Gary R. Wicker	None	over $100,000
Donald H. Wilson	None	over $100,000
Unaffiliated Trustee
Philip M. Nussbaum	None	over $100,000
Interested Trustee
Kevin M. Carome	None	over $100,000

The dollar range of Shares for Messrs. Lim and Nussbaum includes Shares of certain funds in which Messrs. Lim and Nussbaum are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2017, as to each Independent Trustee and the Unaffiliated Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2017, the Board held seven meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2017, the Audit Committee held six meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to its underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2017, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2017, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chairman of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012, and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner, Arthur Anderson LLP (1996 to 2000). The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory

Services Group of Price Waterhouse (1994-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010 and as President and Chief Executive Officer of Stone Pillar Investments, Ltd. since 2016. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee and Unaffiliated Trustee receives an annual retainer of $290,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $100,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $28,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $17,000 per year, all allocated in the same manner as the Retainer. Prior to January 1, 2017, the Retainer was $250,000, and the additional fee for the Independent Chair was $78,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. The Adviser, on behalf of the Funds, compensates the Unaffiliated Trustee and reimburses the Unaffiliated Trustee’s travel and other out-of-pocket expenses.

The Trust’s DC Plan allows each Independent Trustee and Unaffiliated Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees and the Unaffiliated Trustee are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2017.

Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Ronn R. Bagge	$179,757	N/A	$300,333
Todd J. Barre	$169,585	N/A	$283,333
Marc M. Kole	$186,338	N/A	$311,334
Yung Bong Lim	$179,757	N/A	$300,333
Gary R. Wicker	$169,585	N/A	$283,333
Donald H. Wilson	$227,257	N/A	$379,667
Unaffiliated Trustee
Philip M. Nussbaum(2)	$169,585	N/A	$283,333
Interested Trustee
Kevin M. Carome	N/A	N/A	N/A

The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended October 31, 2017, before deferral by the Trustees under the DC Plan. During the fiscal year ended October 31, 2017, Mr. Lim and Mr. Nussbaum deferred 100% of their compensation, which amounts are reflected in the above table.

The Adviser paid Mr. Nussbaum $169,585 on behalf of the Funds and $283,333 on behalf of the Fund Complex for the fiscal year ended October 31, 2017.

Portfolio Holdings. As of December 31, 2017, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of February 1, 2018.

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	55.92%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.03%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.78%

POWERSHARES CALIFORNIA AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	52.81%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.78%
LPL Financial Corporation One Beacon Street Boston, MA 02108	6.10%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.94%

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.03%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.65%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.32%

Name & Address	% Owned
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	7.22%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.46%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.05%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.58%

POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.87%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.11%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.88%
Fidelity Clearing Canada ULC/CDS 483 Bay Street, South Tower, Suite 200 Toronto, ON M5G 2N7	6.73%

POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.69%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	12.50%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	12.18%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	10.44%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.63%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.34%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.61%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.42%
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	5.04%

POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.66%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	14.67%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.18%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.68%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.62%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.41%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.28%

POWERSHARES DWA MOMENTUM & LOW VOLATILITY ROTATION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.55%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	22.05%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.51%

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.95%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd Atlanta, GA 30326	9.44%

POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	19.60%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.62%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	10.87%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.03%
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	7.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.89%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.70%

POWERSHARES DWA TACTICAL MULTI-ASSET INCOME PORTFOLIO

Name & Address	% Owned
LPL Financial Corporation One Beacon Street Boston, MA 02108	15.33%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.57%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30386	12.05%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.34%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.59%

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.67%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.41%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.60%

POWERSHARES DWA TACTICAL SECTOR ROTATION PORTFOLIO

Name & Address	% Owned
LPL Financial Corporation One Beacon Street Boston, MA 02108	19.30%
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	12.26%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	11.67%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.09%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.53%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.46%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.35%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	27.54%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	12.88%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.50%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.21%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.06%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	34.03%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	16.30%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.89%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.93%

POWERSHARES FTSE INTERNATIONAL LOW BETA EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	83.96%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.05%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.20%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	14.78%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.62%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.97%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.70%
SG Americas Securities 1221 Avenue of the Americas, 6th Floor New York, NY 10020	5.18%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	27.38%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.49%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	17.82%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.91%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.26%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	38.50%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	13.44%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.91%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	5.88%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.58%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.99%
The Bank of New York Mellon One Wall Street New York, NY 10286	13.81%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.43%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	13.10%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	9.46%

POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE BOND PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	32.05%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.63%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	8.56%

POWERSHARES FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	70.08%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.44%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	10.79%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.94%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.53%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.95%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.28%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.68%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.01%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.00%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.76%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.61%
Merrill Lynch Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.10%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.05%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.81%
HSBC Bank USA, NA/Clearing Bureau 300 New York City, NY 10018	17.31%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.38%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.47%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.29%

POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.85%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.27%
Bank of New York 225 Liberty Street New York, NY 10286	8.56%
LPL Financial Corporation One Beacon Street Boston, MA 02108	6.58%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.85%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.20%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.05%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	8.93%
Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	7.72%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.94%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.09%

POWERSHARES INTERNATIONAL BUYBACK ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.22%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.94%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	8.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.46%
LPL Financial Corporation One Beacon Street Boston, MA 02108	7.97%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.28%
Citibank, N.A. 333 W. 34th Street New York, NY 10001	6.31%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.21%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.00%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address	% Owned
Northern Trust Corp 50 S LaSalle Street Chicago, IL 60603	20.17%
The Bank of New York Mellon One Wall Street New York, NY 10286	14.76%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.05%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.88%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.38%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.25%

POWERSHARES KBW BANK PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.94%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	10.31%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.94%

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	7.26%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.57%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.41%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.27%

POWERSHARES KBW HIGH DIVIDEND YIELD FINANCIAL PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.88%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.85%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.36%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.27%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.48%
LPL Financial Corporation One Beacon Street Boston, MA 02108	6.47%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.33%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.86%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.68%

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.15%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.70%
Bank of New York 225 Liberty Street New York, NY 10286	5.43%
Edward Jones 720 Olive St. #50 St. Louis, MO 63103	5.10%

POWERSHARES KBW PROPERTY & CASUALTY INSURANCE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.41%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.89%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.82%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.64%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.95%
LPL Financial Corporation One Beacon Street Boston, MA 02108	5.30%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.05%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	14.26%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.45%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.69%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.91%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.39%

POWERSHARES LADDERRITE 0-5 YEAR CORPORATE BOND PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	34.78%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	15.33%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.17%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.47%

POWERSHARES NATIONAL AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	36.90%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	15.38%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.26%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.34%

POWERSHARES NEW YORK AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	13.30%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.29%
The Bank of New York Mellon One Wall Street New York, NY 10286	7.80%

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	7.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.10%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.16%

POWERSHARES PREFERRED PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.22%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	16.78%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	12.10%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.25%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.08%

POWERSHARES RUSSELL 1000 ENHANCED EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	98.55%

POWERSHARES RUSSELL 1000 EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
Nicolaus Stifel & Co. Louisiana St #2350 Houston, TX 77002	38.37%
National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.92%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.77%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	6.35%

POWERSHARES RUSSELL 1000 LOW BETA EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	89.73%

POWERSHARES S&P 500® EX-RATE SENSITIVE LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.05%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.51%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.01%
HSBC Bank USA, NA/Clearing Bureau 300 New York City, NY 10018	5.36%

POWERSHARES S&P 500® HIGH BETA PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	30.98%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.94%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.32%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.37%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	6.79%

POWERSHARES S&P 500® HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.62%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.65%
Merrill Lynch, Pierce, Fenner & Smith, Inc. 3455 Peachtree Rd. Atlanta, GA 30326	8.55%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.47%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.31%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.84%
Edward Jones 720 Olive St. #50 St. Louis, MO 63101	5.65%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.37%
LPL Financial Corporation One Beacon Street Boston, MA 02108	5.13%

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.92%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.51%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	7.98%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.36%

POWERSHARES S&P 500 ENHANCED VALUE PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	34.49%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	27.58%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.94%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.57%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.56%

POWERSHARES S&P 500 MINIMUM VARIANCE PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4 Corporate Place Piscataway, NJ 08854	96.38%

POWERSHARES S&P 500 MOMENTUM PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	60.88%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	14.51%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.36%

POWERSHARES S&P 500 VALUE WITH MOMENTUM PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	35.06%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	28.83%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.88%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.56%

POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.99%
The Bank of New York Mellon One Wall Street New York, NY 10286	23.49%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.38%

POWERSHARES S&P EMERGING MARKETS MOMENTUM PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	93.10%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH DIVIDEND LOW

VOLATILITY PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	22.38%
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.55%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	11.44%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.67%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	7.42%

POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	36.66%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	8.63%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	7.26%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.79%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.56%

POWERSHARES S&P INTERNATIONAL DEVELOPED MOMENTUM PORTFOLIO

Name & Address	% Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	31.00%
Goldman, Sachs & Co. 200 West St. New York, NY 10282	17.71%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	13.95%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.09%
E*Trade Clearing LLC 1271 Avenue of the Americas New York, NY 10020	5.27%

POWERSHARES S&P INTERNATIONAL DEVELOPED QUALITY PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	31.89%
BB&T Securities, LLC 901 East Byrd Street Riverfront Plaza Richmond, VA 23219	14.96%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	13.62%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.74%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.11%

POWERSHARES S&P MIDCAP LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.16%
Edward Jones 720 Olive St. #50 St. Louis, MO 63103	11.76%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.62%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	9.27%
LPL Financial Corporation One Beacon Street Boston, MA 02108	8.04%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.78%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.57%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.47%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.03%

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	68.27%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.05%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.38%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.12%

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	8.58%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.41%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.88%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.10%

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	20.10%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.31%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	11.78%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.56%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.97%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	70.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.07%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	33.63%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.65%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.40%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.50%

POWERSHARES S&P SMALLCAP HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	18.52%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	18.42%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.08%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.96%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.99%
LPL Financial Corporation One Beacon Street Boston, MA 02108	5.16%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	43.66%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	11.72%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.74%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.79%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.02%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	20.14%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.23%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	11.07%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.55%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.83%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.89%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.86%

POWERSHARES S&P SMALLCAP LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.91%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.52%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.69%
Edward Jones 720 Olive St. #50 St. Louis, MO 63103	8.72%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	7.99%

Name & Address	% Owned
LPL Financial Corporation One Beacon Street Boston, MA 02108	6.35%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.42%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.19%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.07%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	32.63%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.08%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.95%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.42%

POWERSHARES S&P SMALLCAP QUALITY PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	60.59%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	31.38%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.20%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.47%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.37%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	10.77%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.78%

POWERSHARES SENIOR LOAN PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	12.58%
The Bank of New York Mellon One Wall Street New York, NY 10286	10.87%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.08%
J.P. Morgan Chase Bank, National Association 1111 Polaris Pky. Columbus, OH 43240	5.96%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	5.40%

POWERSHARES TAXABLE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.26%
Merrill Lynch , Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	9.55%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.12%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.00%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.46%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.86%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	5.79%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.23%

POWERSHARES TREASURY COLLATERAL PORTFOLIO

Name & Address	% Owned
Bank of New York 225 Liberty Street New York, NY 10286	99.26%

POWERSHARES VARIABLE RATE PREFERRED PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.73%
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	14.21%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.27%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	7.30%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.93%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.29%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	25.07%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.82%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.80%
Janney Montgomery Scott Inc. 1801 Market Street Philadelphia, PA 19103	11.45%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.18%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.10%

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, the Adviser oversees the Sub-Advisers and delegates to the Sub-Advisers the duties of the investment and reinvestment of the assets of the Fund. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Senior Secured Management, Inc., is located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and Invesco Senior Secured Management, Inc. and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Advisers. Invesco Senior Secured and Invesco Advisers manage the investment and reinvestment of the assets of PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio, respectively, on an ongoing basis under the supervision of the Adviser.

Portfolio Managers. The Adviser and Sub-Adviser use teams of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose and Tony Seisser.

As of October 31, 2017, Mr. Hubbard managed 143 registered investment companies with a total of approximately $73.9 billion in assets, 70 other pooled investment vehicles with approximately $67.4 billion in assets and no other accounts.

As of October 31, 2017, Mr. Fang managed 19 registered investment companies with a total of approximately $27.5 billion in assets, two other pooled investment vehicles with approximately $49.0 million in assets and no other accounts.

As of October 31, 2017, Mr. Jeanette managed 118 registered investment companies with a total of approximately $45.1 billion in assets, 22 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Jones managed 19 registered investment companies with a total of approximately $27.5 billion in assets, three other pooled investment vehicles with approximately $157.3 million in assets and no other accounts.

As of October 31, 2017, Mr. Kernagis managed 21 registered investment companies with a total of approximately $28.1 billion in assets, 38 other pooled investment vehicles with approximately $2.9 billion in assets and no other accounts.

As of October 31, 2017, Mr. Nixon managed 114 registered investment companies with a total of approximately $45.1 billion in assets, 21 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Ose managed 20 registered investment companies with a total of approximately $27.8 billion in assets, 37 other pooled investment vehicles with approximately $2.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Seisser managed 116 registered investment companies with a total of approximately $45.2 billion in assets, 21 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

With respect to PowerShares Senior Loan Portfolio, the Sub-Adviser’s portfolio managers, Scott Baskind and Seth Misshula, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of PowerShares Senior Loan Portfolio. Mr. Hubbard receives oversight and monitoring assistance from Philip Fang, Jeffrey Kernagis and Gary Jones. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of October 31, 2017, Mr. Baskind managed 4 registered investment companies with a total of approximately $5.8 billion in assets, 4 other pooled investment vehicles with a total of approximately $10.8 billion in assets and 35 other accounts with a total of approximately $14.5 billion in assets.

As of October 31, 2017, Mr. Misshula managed no other registered investment companies, no other pooled investment vehicles and no other accounts.

With respect to PowerShares Treasury Collateral Portfolio, the Sub-Adviser’s portfolio managers, Laurie Brignac, Marques Mercier, Justin Mandeville and Wesley Rager, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Treasury Collateral Portfolio. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of PowerShares Treasury Collateral Portfolio. Mr. Hubbard receives oversight and monitoring assistance from Jeffrey Kernagis. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay performance-based fees, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of October 31, 2017, Ms. Brignac managed 14 registered investment companies with a total of approximately $70.6 billion in assets, 6 other pooled investment vehicles with a total of approximately $11.4 billion in assets and no other accounts.

As of October 31, 2017, Mr. Mercier managed 14 registered investment companies with a total of approximately $70.6 billion in assets, 6 other pooled investment vehicles with a total of approximately $11.4 billion in assets and no other accounts.

As of October 31, 2017, Mr. Mandeville managed 13 registered investment companies with a total of approximately $70.2 billion in assets, 1 other pooled investment vehicle with a total of approximately $5.1 billion in assets and no other accounts.

As of October 31, 2017, Mr. Rager managed 14 other registered investment companies, with a total of approximately $70.6 billion in assets, 6 other pooled investment vehicles with a total of approximately $11.4 billion in assets and no other accounts.

Because the portfolio managers of the Adviser and/or Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts , there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio.. In addition, a conflict of interest could exist to the extent that the Adviser and/or Sub-Advisers has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. If the Adviser and/or Sub-Advisers manages accounts that engage in short sales of securities of the type in which PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio invest, the Adviser and/or Sub-Advisers could be seen as harming the performance of PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or the Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Description of Compensation Structure—Adviser. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser. With regard to the Portfolio Managers of the Sub-Adviser, the Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

The Sub-Adviser’s Portfolio Managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

The Sub-Adviser’s Portfolio Managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. Reviews and approves the amount of the bonus pool available for the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

The Sub-Adviser’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Holdings. As of October 31, 2017, Messrs. Baskind, Jones, Mandeville, Mercier, Misshula, Nixon and Seisser and Ms. Brignac did not own any securities of the Funds.

As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $500,001 to $1,000,000. The portfolio holdings of Mr. Fang, as of October 31, 2017, in the Funds in which he owns Shares are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares DWA Tactical Multi-Asset Income Portfolio				x
PowerShares Emerging Markets Infrastructure Portfolio		x
PowerShares KBW High Dividend Yield Financial Portfolio		x
PowerShares KBW Premium Yield Equity REIT Portfolio			x
PowerShares S&P Emerging Markets Low Volatility Portfolio			x
PowerShares S&P 500 Momentum Portfolio	x
PowerShares S&P 500 Enhanced Value Portfolio	x
PowerShares S&P High Dividend Low Volatility Portfolio		x
PowerShares Senior Loan Portfolio		x
As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Hubbard in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Hubbard, as of October 31, 2017, in the Fund in which he owns securities are shown below.

Peter Hubbard	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Senior Loan Portfolio		x

As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Jeanette in the Funds was $50,001 to $100,000. The portfolio holdings of Mr. Jeanette, as of October 31, 2017, in the Fund in which he owns securities are shown below.

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares SmallCap Low Volatility Portfolio			x

As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Kernagis in the Funds was $50,001 to $100,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2017, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio		X
PowerShares Emerging Markets Sovereign Debt Portfolio		X
PowerShares FTSE RAFI Emerging Markets Portfolio	X
PowerShares Global Water Portfolio	X
PowerShares International Corporate Bond Portfolio		X
PowerShares Preferred Portfolio		X
PowerShares Russell 1000 Enhanced Equal Weight Portfolio
PowerShares S&P 500® High Dividend Low Volatility Portfolio			X
PowerShares S&P 500® Low Volatility Portfolio			X
PowerShares Senior Loan Portfolio		X
PowerShares Variable Rate Preferred Portfolio		X

As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Ose in the Funds was $1 to $10,000. The portfolio holdings of Mr. Ose, as of October 31, 2017, in the Funds in which he owns Shares are shown below.

Richard Ose	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares S&P 500® Low Volatility Portfolio	X
PowerShares Senior Loan Portfolio	X

As of October 31, 2017, the dollar range of securities beneficially owned by Mr. Rager in the Funds was $1 to $10,000. The portfolio holdings of Mr. Rager, as of October 31, 2017, in the Funds in which he owns Shares are shown below.

Wes Rager	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares DWA Financial Momentum Portfolio	X
PowerShares S&P 500® Low Volatility Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Funds, including payments to the Sub-Adviser, set-up fees and commitment fees associated with any line of credit, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares California AMT-Free Municipal Bond Portfolio	0.28%
PowerShares CEF Income Composite Portfolio	0.50%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares DWA Developed Markets Momentum Portfolio	0.80%
PowerShares DWA Emerging Markets Momentum Portfolio	0.90%
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	0.15%
PowerShares DWA SmallCap Momentum Portfolio	0.60%
PowerShares DWA Tactical Multi-Asset Income Portfolio	0.25%
PowerShares DWA Tactical Sector Rotation Portfolio	0.15%
PowerShares Emerging Markets Infrastructure Portfolio	0.75%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares FTSE International Low Beta Equal Weight Portfolio	0.45%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%

Fund	Advisory Fee
PowerShares FTSE RAFI Emerging Markets Portfolio	0.49%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Agriculture Portfolio	0.75%
PowerShares Global Clean Energy Portfolio	0.75%
PowerShares Global Gold and Precious Metals Portfolio	0.75%
PowerShares Global Short Term High Yield Bond Portfolio	0.35%
PowerShares Global Water Portfolio	0.75%
PowerShares International BuyBack Achievers™ Portfolio	0.55%
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares KBW Bank Portfolio	0.35%
PowerShares KBW High Dividend Yield Financial Portfolio	0.35%
PowerShares KBW Premium Yield Equity REIT Portfolio	0.35%
PowerShares KBW Property & Casualty Insurance Portfolio	0.35%
PowerShares KBW Regional Banking Portfolio	0.35%
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
PowerShares National AMT-Free Municipal Bond Portfolio	0.28%
PowerShares New York AMT-Free Municipal Bond Portfolio	0.28%
PowerShares Preferred Portfolio	0.50%
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	0.29%
PowerShares Russell 1000 Equal Weight Portfolio	0.20%
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	0.35%
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	0.25%
PowerShares S&P 500® High Beta Portfolio	0.25%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	0.30%
PowerShares S&P 500® Low Volatility Portfolio	0.25%
PowerShares S&P 500 Enhanced Value Portfolio	0.13	%(1)
PowerShares S&P 500 Minimum Variance Portfolio	0.13%
PowerShares S&P 500 Momentum Portfolio	0.13	%(1)
PowerShares S&P 500 Value With Momentum Portfolio	0.30%
PowerShares S&P Emerging Markets Low Volatility Portfolio	0.45	%(2)
PowerShares S&P Emerging Markets Momentum Portfolio	0.45	%(2)
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	0.30%
PowerShares S&P International Developed Low Volatility Portfolio	0.35	%(3)
PowerShares S&P International Developed Momentum Portfolio	0.35	%(3)
PowerShares S&P International Developed Quality Portfolio	0.29	%(4)
PowerShares S&P MidCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Consumer Discretionary Portfolio	0.29%
PowerShares S&P SmallCap Consumer Staples Portfolio	0.29%
PowerShares S&P SmallCap Energy Portfolio	0.29%
PowerShares S&P SmallCap Financials Portfolio	0.29%
PowerShares S&P SmallCap Health Care Portfolio	0.29%
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	0.30%
PowerShares S&P SmallCap Industrials Portfolio	0.29%
PowerShares S&P SmallCap Information Technology Portfolio	0.29%
PowerShares S&P SmallCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Materials Portfolio	0.29%
PowerShares S&P SmallCap Quality Portfolio	0.29%
PowerShares S&P SmallCap Utilities Portfolio	0.29%
PowerShares Senior Loan Portfolio	0.65%
PowerShares Taxable Municipal Bond Portfolio	0.28%
PowerShares Treasury Collateral Portfolio	0.08%
PowerShares Variable Rate Preferred Portfolio	0.50%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

(1)	Prior to January 1, 2018, the Fund’s unitary management fee was 0.25%. Effective January 1, 2018, the Fund’s unitary management fee was reduced to 0.13%.
(2)	The Adviser has agreed to waive 0.16% of the Fund’s unitary management fee through February 28, 2019 and the Adviser cannot discontinue the agreement prior to its expiration.
(3)	The Adviser has agreed to waive 0.10% of the Fund’s unitary management fee through February 28, 2019 and the Adviser cannot discontinue the agreement prior to its expiration.
(4)	Prior to January 1, 2017, the Fund’s unitary management fee was 0.45%. Effective January 1, 2017, the Fund’s unitary management fee was reduced to 0.29%.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2019. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Set forth in the chart below are the aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for each Fund’s fiscal years ended October 31, 2015, 2016 and 2017, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund.

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	$473,283	$589,510	$826,019	$(550)	$(670)	$(831)	10/11/2007
PowerShares California AMT-Free Municipal Bond Portfolio	$531,954	$391,332	$260,334	N/A	N/A	N/A	10/11/2007
PowerShares CEF Income Composite Portfolio	$3,367,222	$3,097,524	$3,260,841	$(1,971)	$(1,351)	$(1,351)	02/16/2010
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$235,506	$266,952	$532,676	$(830)	$(2,044)	$(3,513)	09/22/2011
PowerShares DWA Developed Markets Momentum Portfolio	$1,457,039	$1,729,777	$2,786,467	$(193)	$(122)	$(597)	12/27/2007
PowerShares DWA Emerging Markets Momentum Portfolio	$1,533,395	$1,519,504	$2,714,298	$(486)	$(522)	$(1,036)	12/27/2007
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	$7,878	$5,533	N/A	$(2)	$(96)	N/A	07/11/2016
PowerShares DWA SmallCap Momentum Portfolio	$1,121,338	$1,392,311	$2,295,615	$(137)	$(169)	$(227)	07/16/2012
PowerShares DWA Tactical Multi-Asset Income Portfolio	$292,560	$125,101	N/A	$(59)	$(21)	N/A	03/07/2016
PowerShares DWA Tactical Sector Rotation Portfolio	$172,416	$218,026	$2,846	$(55)	$(31)	N/A	10/07/2015
PowerShares Emerging Markets Infrastructure Portfolio	$145,692	$151,378	$244,521	$(17)	$(17)	$(76)	10/15/2008

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares Emerging Markets Sovereign Debt Portfolio	$21,597,857	$15,807,548	$12,450,040	$(32,622)	$(31,730)	$(22,906)	10/11/2007
PowerShares FTSE International Low Beta Equal Weight Portfolio	$663,380	$544,675	N/A	$(181)	$(131)	N/A	11/04/2015
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$131,147	$109,577	$183,936	$(63)	$(38)	$(121)	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$4,901,240	$3,493,542	$3,730,013	$(1,132)	$(768)	$(640)	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$887,692	$745,377	$571,695	$(228)	$(204)	$(78)	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$3,941,839	$1,958,364	$1,856,371	$(64,506)	$(37,670)	$(16,195)	09/27/2007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$5,816,367	$4,042,795	$3,169,756	$(10,599)	$(10,652)	$(8,075)	11/13/2007
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$109,132	$95,867	$72,921	$(343)	$(517)	$(310)	09/12/2011
PowerShares Global Agriculture Portfolio	$170,383	$177,886	$341,165	$(3)	None	$(44)	09/16/2008
PowerShares Global Clean Energy Portfolio	$410,911	$446,407	$506,407	$(13)	$(5)	None	06/13/2007
PowerShares Global Gold and Precious Metals Portfolio	$279,684	$298,831	$185,874	$(43)	$(23)	$(12)	09/16/2008
PowerShares Global Short Term High Yield Bond Portfolio	$547,742	$144,346	$114,195	$(6,504)	$(1,757)	$(1,181)	06/17/2013
PowerShares Global Water Portfolio	$1,410,564	$1,529,364	$2,013,387	$(30)	$(71)	$(202)	06/13/2007

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares International BuyBack Achievers™ Portfolio	$741,622	$406,208	$186,865	$(209)	$(194)	$(47)	02/24/2014
PowerShares International Corporate Bond Portfolio	$856,653	$874,320	$1,107,037	$(558)	$(605)	$(933)	06/01/2010
PowerShares KBW Bank Portfolio	$2,850,981	$1,416,555	$1,178,930	$(586)	$(376)	$(160)	11/01/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$989,001	$744,143	$1,044,375	$(564)	$(413)	$(786)	11/29/2010
PowerShares KBW Premium Yield Equity REIT Portfolio	$1,016,568	$538,219	$412,729	$(954)	$(476)	$(266)	11/29/2010
PowerShares KBW Property & Casualty Insurance Portfolio	$333,314	$269,600	$64,838	$(76)	$(75)	$(42)	11/29/2010
PowerShares KBW Regional Banking Portfolio	$643,464	$331,845	$135,730	$(174)	$(98)	$(25)	11/01/2011
PowerShares LadderRite 0-5 Year Composite Portfolio	$54,022	$29,841	$13,732	$(676)	$(385)	$(142)	09/08/2014
PowerShares National AMT-Free Municipal Bond Portfolio	$4,041,215	$3,364,581	$2,370,789	N/A	N/A	N/A	10/11/2007
PowerShares New York AMT-Free Municipal Bond Portfolio	$179,389	$152,790	$136,542	N/A	N/A	N/A	10/11/2007
PowerShares Preferred Portfolio	$24,179,803	$19,825,790	$13,519,520	$(18,307)	$(16,410)	$(18,568)	01/28/2008
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	$45,478	N/A	N/A	$(13)	N/A	N/A	07/11/2017
PowerShares Russell 1000 Equal Weight Portfolio	$501,811	$189,451	$217,649	$(270)	$(115)	$(34)	12/22/2014
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	$552,808	$410,751	N/A	$(202)	$(144)	N/A	11/02/2015

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$377,706	$329,829	$88,832	$(80)	$(41)	$(44)	04/06/2015
PowerShares S&P 500® High Beta Portfolio	$1,084,368	$291,389	$554,884	$(629)	$(51)	$(119)	05/02/2011
PowerShares S&P 500® High Dividend Low Volatility Portfolio	$8,891,306	$4,623,502	$1,393,359	$(2,006)	$(1,493)	$(373)	10/12/2012
PowerShares S&P 500® Low Volatility Portfolio	$16,631,387	$16,402,462	$12,537,586	$(2,748)	$(3,434)	$(2,510)	05/02/2011
PowerShares S&P 500 Minimum Variance Portfolio	$1,014	N/A	N/A	N/A	N/A	N/A	07/11/2017
PowerShares S&P 500 Momentum Portfolio	$3,644	$5,321	$402	$(1)	$(2)	N/A	10/06/2015
PowerShares S&P 500 Enhanced Value Portfolio	$61,011	$5,128	$402	$(24)	$(6)	N/A	10/06/2015
PowerShares S&P 500 Value With Momentum Portfolio	$4,447	N/A	N/A	$(1)	N/A	N/A	04/03/3017
PowerShares S&P Emerging Markets Low Volatility Portfolio	$1,153,486	$848,555	$998,262	$(410,442)	$(302,181)	$(354,295)	01/11/2012
PowerShares S&P Emerging Markets Momentum Portfolio	$743,822	$6,776	$19,314	$(297,822)	$(2,572)	$(6,886)	02/22/2012
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	$9,302	N/A	N/A	$(18)	N/A	N/A	11/29/2016
PowerShares S&P International Developed Low Volatility Portfolio	$1,761,747	$974,715	$1,095,582	$(504,812)	$(278,742)	$(313,291)	01/11/2012

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares S&P International Developed Momentum Portfolio	$9,402	$12,541	$26,499	$(2,693)	$(3,614)	$(7,582)	02/22/2012
PowerShares S&P International Developed Quality Portfolio	$72,493	$96,757	$78,881	$(18)	$(38)	$(13)	06/13/2007
PowerShares S&P MidCap Low Volatility Portfolio	$2,408,293	$980,077	$213,889	$(900)	$(297)	$(80)	02/12/2013
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$188,421	$247,772	$328,029	$(63)	$(53)	$(83)	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$178,041	$181,251	$100,993	$(102)	$(116)	$(31)	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$164,603	$122,848	$115,517	$(18)	$(22)	$(16)	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$698,802	$542,415	$368,964	$(263)	$(275)	$(87)	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$592,255	$623,585	$610,214	$(283)	$(351)	$(95)	04/05/2010
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	$20,169	N/A	N/A	$(13)	N/A	N/A	11/29/2016
PowerShares S&P SmallCap Industrials Portfolio	$254,919	$177,752	$248,635	$(87)	$(41)	$42	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$1,584,606	$1,163,658	$831,644	$(567)	$(444)	$(192)	04/05/2010
PowerShares S&P SmallCap Low Volatility Portfolio	$2,277,156	$892,856	$209,717	$(1,144)	$(271)	$(61)	02/12/2013

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2017	October 31, 2016	October 31, 2015	Date of Commencement of Investment Operations
PowerShares S&P SmallCap Materials Portfolio	$178,297	$35,450	$58,199	$(124)	$(8)	$(11)	04/05/2010
PowerShares S&P SmallCap Quality Portfolio	$3,003	N/A	N/A	$(1)	N/A	N/A	04/03/3017
PowerShares S&P SmallCap Utilities Portfolio	$138,428	$283,294	$101,874	$(207)	$(117)	$(21)	04/05/2010
PowerShares Senior Loan Portfolio	$55,771,970	$29,117,400	$35,925,929	$(1,548,362)	$(631,998)	$(188,377)	03/01/2011
PowerShares Taxable Municipal Bond Portfolio	$2,742,635	$2,432,020	$2,027,421	$(22,816)	$(59,607)	$(19,779)	11/16/2009
PowerShares Treasury Collateral Portfolio	$246,371	N/A	N/A	$(2,761)	N/A	N/A	01/10/2017
PowerShares Variable Rate Preferred Portfolio	$6,841,613	$3,115,065	$1,060,980	$(8,297)	$(5,813)	$(1,475)	04/28/2014
PowerShares VRDO Tax-Free Weekly Portfolio	$192,631	$171,302	$237,010	N/A	N/A	N/A	11/14/2007

*	Includes unitary fee waivers and waiver of fees equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds, as applicable.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreement. The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to PowerShares Senior Loan Portfolio and PowerShares Treasury Portfolio (the “Sub-Advisory Agreements”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•	Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”);

•	Invesco Advisers, Inc. (“Invesco Advisers”);

•	Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•	Invesco Asset Management Limited (“Invesco Asset Management”);

•	Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•	Invesco Hong Kong Limited (“Invesco Hong Kong”); and

•	Invesco Canada Ltd. (“Invesco Canada”).

The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by PowerShares Senior Loan Portfolio and PowerShares Treasury Collateral Portfolio in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the relevant Sub-Adviser, by the Adviser on 60 days’ written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust. Invesco Senior Secured currently serves as PowerShares Senior Loan Portfolio’s Sub-Adviser. Invesco Advisers currently serves as PowerShares Treasury Collateral Portfolio’s Sub-Adviser. For the services rendered by each Sub-Adviser under its Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the PowerShares Senior Loan Portfolio or the PowerShares Treasury Collateral Portfolio for which the Sub-Adviser provides sub-advisory services. On an annual basis, the sub-advisory fee is equal to 40% of the compensation received by the Adviser from a Fund with respect to the sub-advised assets per year.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board .

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to certain Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser, the Distributor and/or their affiliates also may pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. As of the date of this SAI, the Adviser had such arrangements in place with Charles Schwab & Co., Inc. (“Schwab”). In addition, the Adviser, the Distributor and/or their affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, as amended or supplemented from time to time, the intermediaries receiving such payments include Pershing LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list. Any payments described above by the Adviser, the Distributor and/or their affiliates will be made from their own assets and not from the assets of the Funds. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an intermediary may create the incentive for the intermediary to encourage customers to buy Shares of the Funds.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangements. The Funds participate in various securities lending programs under which the Funds may lend securities to securities brokers and other borrowers. The securities lending programs have been or will be approved by the Board pursuant to securities lending agreements that establish the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies, the Adviser currently accepts only cash collateral under the securities lending programs. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

The Board has approved certain Funds’ participation in a securities lending program. Under the securities lending program, Brown Brothers Harriman & Co. (“BBH”) serves as the securities lending agent for PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Under a separate securities lending program, Citibank N.A. (“Citi”) serves as the securities lending agent for PowerShares CEF Income Composite Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack AchieversTM Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Health Care Portfolio and PowerShares Variable Rate Preferred Portfolio.

For the fiscal year ended October 31, 2017, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) pursuant to a securities lending agency/authorization agreement between the Trust, with respect to the Funds, and BBH or Citi (each, a “Securities Lending Agent”), were as follows:

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
PowerShares CEF Income Composite Portfolio	$625.31	$62.53	$0.00	$0.00	$0.00	$0.00	$0.00	$62.53	$562.78
PowerShares DWA Developed Markets Momentum Portfolio	$166,002.72	$16,006.19	$0.00	$0.00	$0.00	$5,940.87	$0.00	$21,947.06	$144,055.66
PowerShares DWA Emerging Markets Momentum Portfolio[1]	$395.50	$39.56	$0.00	$0.00	$0.00	$0.00	$0.00	$39.56	$355.94
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PowerShares DWA SmallCap Momentum Portfolio	$519,068.79	$48,507.67	$0.00	$0.00	$0.00	$33,992.02	$0.00	$82,499.69	$436,569.10
PowerShares DWA Tactical Multi-Asset Income Portfolio	$196,124.76	$19,612.07	$0.00	$0.00	$0.00	$0.00	$0.00	$19,612.07	$176,512.69
PowerShares DWA Tactical Sector Rotation Portfolio	$40,648.95	$4,064.97	$0.00	$0.00	$0.00	$0.00	$0.00	$4,064.97	$36,583.98
PowerShares Emerging Markets Infrastructure Portfolio	$665.93	$66.62	$0.00	$0.00	$0.00	$0.00	$0.00	$66.62	$599.31
PowerShares Emerging Markets Sovereign Debt Portfolio	$482,870.16	$48,287.59	$0.00	$0.00	$0.00	$0.00	$0.00	$48,287.59	$434,582.57
PowerShares FTSE International Low Beta Equal Weight Portfolio	$30,230.14	$2,861.83	$0.00	$0.00	$0.00	$1,611.88	$0.00	$4,473.71	$25,756.43
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$821,005.16	$77,105.49	$0.00	$0.00	$0.00	$49,950.28	$0.00	$127,055.77	$693,949.39
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$106,969.47	$10,695.38	$0.00	$0.00	$0.00	$0.00	$0.00	$10,695.38	$96,274.09
PowerShares FTSE RAFI Emerging Markets Portfolio[2]	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$8,253.99	$825.44	$0.00	$0.00	$0.00	$0.00	$0.00	$825.44	$7,428.55
PowerShares Global Agriculture Portfolio	$9,806.86	$981.14	$0.00	$0.00	$0.00	$0.00	$0.00	$981.14	$8,825.72

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
PowerShares Global Clean Energy Portfolio (BBH)[3]	$474,890.40	$46,772.77	$0.00	$0.00	$0.00	$7,162.62	$0.00	$53,935.39	$420,955.01
PowerShares Global Clean Energy Portfolio (Citi)[3]	$442.20	$44.22	$0.00	$0.00	$0.00	$0.00	$0.00	$44.22	$397.98
PowerShares Global Gold and Precious Metals Portfolio	$3,165.78	$316.90	$0.00	$0.00	$0.00	$0.00	$0.00	$316.90	$2,848.88
PowerShares Global Water Portfolio	$54,987.78	$5,498.69	$0.00	$0.00	$0.00	$0.00	$0.00	$5,498.69	$49,489.09
PowerShares International BuyBack AchieversTM Portfolio	$45,198.68	$4,519.80	$0.00	$0.00	$0.00	$0.00	$0.00	$4,519.80	$40,678.88
PowerShares KBW High Dividend Yield Financial Portfolio	$584,286.23	$52,471.53	$0.00	$0.00	$0.00	$59,570.89	$0.00	$112,042.42	$472,243.81
PowerShares KBW Premium Yield Equity REIT Portfolio	$113.57	$9.23	$0.00	$0.00	$0.00	$21.32	$0.00	$30.55	$83.02
PowerShares Preferred Portfolio	$3,768,152.20	$376,814.86	$0.00	$0.00	$0.00	$0.00	$0.00	$376,814.86	$3,391,337.34
PowerShares Russell 1000 Equal Weight Portfolio	$96,364.12	$9,636.05	$0.00	$0.00	$0.00	$0.00	$0.00	$9,636.05	$86,728.07
PowerShares S&P 500® High Beta Portfolio[2]	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PowerShares S&P Emerging Markets Low Volatility Portfolio	$1,284.40	$73.16	$0.00	$0.00	$0.00	$555.93	$0.00	$629.09	$655.31
PowerShares S&P International Developed Low Volatility Portfolio	$239,561.34	$22,217.66	$0.00	$0.00	$0.00	$17,384.75	$0.00	$39,602.41	$199,958.93

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$158,145.19	$14,983.68	$0.00	$0.00	$0.00	$8,308.34	$0.00	$23,292.02	$134,853.17
PowerShares S&P SmallCap Consumer Staples Portfolio	$156,967.96	$15,687.60	$0.00	$0.00	$0.00	$97.14	$0.00	$15,784.74	$141,183.22
PowerShares S&P SmallCap Energy Portfolio	$15,947.92	$1,594.85	$0.00	$0.00	$0.00	$0.00	$0.00	$1,594.85	$14,353.07
PowerShares S&P SmallCap Financial Portfolio	$118,967.35	$9,052.04	$0.00	$0.00	$0.00	$28,446.97	$0.00	$37,499.01	$81,468.34
PowerShares S&P SmallCap Health Care Portfolio	$143,936.36	$14,393.75	$0.00	$0.00	$0.00	$0.00	$0.00	$14,393.75	$129,542.61
PowerShares S&P SmallCap Industrials Portfolio	$11,028.41	$793.63	$0.00	$0.00	$0.00	$3,092.10	$0.00	$3,885.73	$7,142.68
PowerShares S&P SmallCap Information Technology Portfolio(BBH)[3]	$600,208.54	$55,089.52	$0.00	$0.00	$0.00	$49,313.31	$0.00	$104,402.83	$495,805.71
PowerShares S&P SmallCap Information Technology Portfolio(Citi)[3]	$17.59	$1.76	$0.00	$0.00	$0.00	$0.00	$0.00	$1.76	$15.83
PowerShares S&P SmallCap Low Volatility Portfolio	$75,336.82	$5,769.17	$0.00	$0.00	$0.00	$17,645.07	$0.00	$23,414.24	$51,922.58
PowerShares S&P SmallCap Materials Portfolio	$14,553.83	$869.40	$0.00	$0.00	$0.00	$5,859.88	$0.00	$6,729.28	$7,824.55
PowerShares S&P SmallCap Utilities Portfolio	$20,169.33	$1,600.09	$0.00	$0.00	$0.00	$4,168.41	$0.00	$5,768.50	$14,400.83
PowerShares Variable Rate Preferred Portfolio	$6,262.76	$591.51	$0.00	$0.00	$0.00	$347.13	$0.00	$938.64	$5,324.12

[1]	The Fund previously participated in the securities lending program with Citi, but recently began participating in such program with BBH.
[2]	The Fund began participating in the BBH securities lending program mid-October 2017.
[3]	The Fund previously participated in the securities lending program with BBH, but recently began participating in such program with Citi.

For the fiscal year ended October 31, 2017, each Securities Lending Agent provided the following services for their respective Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Funds at loan termination.

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations—All Funds” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers. No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
PowerShares California AMT-Free Municipal Bond Portfolio	ICE BofAML California Long-Term Core Plus Municipal Securities Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
PowerShares DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
PowerShares DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	Dorsey Wright® Multi-Factor Global Equity Index
PowerShares DWA SmallCap Momentum Portfolio	Dorsey Wright® SmallCap Technical Leaders Index
PowerShares DWA Tactical Multi-Asset Income Portfolio	Dorsey Wright Multi-Asset Income Index
PowerShares DWA Tactical Sector Rotation Portfolio	Dorsey Wright® Sector 4 Index
PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
PowerShares Emerging Markets Sovereign Debt Portfolio	DBIQ Emerging Market USD Liquid Balanced Index
PowerShares FTSE International Low Beta Equal Weight Portfolio	FTSE Developed ex-U.S. Low Beta Equal Weight Index

Fund	Underlying Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex-Japan Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex-U.S. 1000 Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index
PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index
PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
PowerShares Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
PowerShares Global Water Portfolio	NASDAQ OMX Global Water IndexSM
PowerShares International BuyBack Achievers™ Portfolio	NASDAQ International BuyBack Achievers™ Index
PowerShares International Corporate Bond Portfolio	S&P International Corporate Bond Index®
PowerShares KBW Bank Portfolio	KBW Nasdaq Bank Index*
PowerShares KBW High Dividend Yield Financial Portfolio	KBW Nasdaq Financial Sector Dividend Yield Index*
PowerShares KBW Premium Yield Equity REIT Portfolio	KBW Nasdaq Premium Yield Equity REIT Index*
PowerShares KBW Property & Casualty Insurance Portfolio	KBW Nasdaq Property & Casualty Index*
PowerShares KBW Regional Banking Portfolio	KBW Nasdaq Regional Banking Index*
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
PowerShares National AMT-Free Municipal Bond Portfolio	ICE BofAML National Long-Term Core Plus Municipal Securities Index
PowerShares New York AMT-Free Municipal Bond Portfolio	ICE BofAML New York Long-Term Core Plus Municipal Securities Index
PowerShares Preferred Portfolio	ICE BofAML Core Plus Fixed Rate Preferred Securities Index
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	Russell 1000® Enhanced Value Equal Weight Index
PowerShares Russell 1000 Equal Weight Portfolio	Russell 1000® Equal Weight Index
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	Russell 1000® Low Beta Equal Weight Index
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P 500 Low Volatility Rate Response Index
PowerShares S&P 500® High Beta Portfolio	S&P 500® High Beta Index**
PowerShares S&P 500® High Dividend Low Volatility Portfolio	S&P 500® Low Volatility High Dividend Index **
PowerShares S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index**
PowerShares S&P 500 Minimum Variance Portfolio	S&P 500® Minimum Volatility Index
PowerShares S&P 500 Momentum Portfolio	S&P 500 Momentum Index
PowerShares S&P 500 Enhanced Value Portfolio	S&P 500 Enhanced Value Index
PowerShares S&P 500 Value With Momentum Portfolio	S&P 500® High Momentum Value Index
PowerShares S&P Emerging Markets Momentum Portfolio	S&P Momentum Emerging Plus LargeMidCap Index**
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	S&P EPAC Ex-Korea Low Volatility High Dividend Index
PowerShares S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM**
PowerShares S&P International Developed Momentum Portfolio	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index™**
PowerShares S&P International Developed Quality Portfolio	S&P Quality Developed ex-U.S. LargeMidCap Index**
PowerShares S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM**
PowerShares S&P MidCap Low Volatility Portfolio	S&P MidCap 400 Low Volatility Index
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index**
PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index**
PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index**
PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials & Real Estate Index**
PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index**
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	S&P SmallCap 600® Low Volatility High Dividend Index
PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index**
PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index**
PowerShares S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600® Low Volatility Index
PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index**
PowerShares S&P SmallCap Quality Portfolio	S&P SmallCap 600® Quality Index
PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunications Services Index**
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index**
PowerShares Taxable Municipal Bond Portfolio	ICE BofAML US Taxable Municipal Securities Plus Index
PowerShares Treasury Collateral Portfolio	ICE U.S. Treasury Short Bond Index
PowerShares Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

*	Keefe, Bruyette & Woods (“KBW Nasdaq”) is the Index Provider for the Fund’s Underlying Index. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Nasdaq Premium Yield Equity REIT Index,” “KBW Nasdaq Financial Sector Dividend Yield Index,” “KBW Nasdaq Property & Casualty Index,” “KBW Nasdaq Bank Index,” “KBW Regional Banking Index,” and “KBW Nasdaq” are trademarks of KBW and have been licensed for use by the Adviser.
**	S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of S&P DJI and have been licensed for use by the Adviser.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund during the fiscal years ended October 31, 2015, 2016 and 2017, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

Affiliated Transactions. The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser and Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board. Brokerage commissions on affiliated transactions paid by the Funds during the last three fiscal years are set forth in the chart below. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.

Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2017	2016	2015	2017	2016	2015	2017	2017
PowerShares 1-30 Laddered Treasury Portfolio	10/11/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares California AMT-Free Municipal Bond Portfolio	10/11/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares CEF Income Composite Portfolio	02/16/2010	$190,539	$243,802	$252,104	$0	N/A	N/A	0.00%	0.00%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	09/22/2011	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA Developed Markets Momentum Portfolio	12/27/2007	$108,685	$168,182	$275,277	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA Emerging Markets Momentum Portfolio	12/27/2007	$411,101	$397,665	$861,775	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	07/11/2016	$548	$4,674	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA SmallCap Momentum Portfolio	07/16/2012	$253,647	$386,384	$458,893	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA Tactical Multi-Asset Income Portfolio	03/07/2016	$3,096	$16,752	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares DWA Tactical Sector Rotation Portfolio	10/07/2015	$90,955	$36,638	$16	$0	N/A	N/A	0.00%	0.00%
PowerShares Emerging Markets Infrastructure Portfolio	10/15/2008	$10,156	$11,093	$18,670	$0	N/A	N/A	0.00%	0.00%
PowerShares Emerging Markets Sovereign Debt Portfolio	10/11/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
FTSE International Low Beta Equal Weight Portfolio	11/04/2015	$46,155	$56,611	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	06/25/2007	$5,415	$4,796	$11,036	$0	N/A	N/A	0.00%	0.00%

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	06/25/2007	$98,280	$87,602	$93,406	$0	N/A	N/A	0.00%	0.00%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	09/27/2007	$32,867	$37,735	$33,720	$0	N/A	N/A	0.00%	0.00%
PowerShares FTSE RAFI Emerging Markets Portfolio	09/27/2007	$302,480	$147,918	$185,984	$0	N/A	N/A	0.00%	0.00%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	11/13/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	09/12/2011	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Global Agriculture Portfolio	09/16/2008	$6,024	$6,223	$11,490	$0	N/A	N/A	0.00%	0.00%
PowerShares Global Clean Energy Portfolio	06/13/2007	$23,827	$40,898	$43,106	$207	N/A	N/A	3.63%	0.24%
PowerShares Global Gold and Precious Metals Portfolio	09/16/2008	$5,556	$15,201	$12,153	$0	N/A	N/A	0.00%	0.00%
PowerShares Global Short Term High Yield Bond Portfolio	06/17/2013	$88	$38	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Global Water Portfolio	06/13/2007	$34,230	$83,315	$108,581	$0	N/A	N/A	0.00%	0.00%
PowerShares International BuyBack Achievers™ Portfolio	02/24/2014	$141,828	$65,415	$51,676	$0	N/A	N/A	0.00%	0.00%
PowerShares International Corporate Bond Portfolio	06/01/2010	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares KBW Bank Portfolio	11/01/2011	$33,385	$31,130	$33,662	$0	N/A	N/A	0.00%	0.00%
PowerShares KBW High Dividend Yield Financial Portfolio	11/29/2010	$269,971	$353,056	$201,212	$1,698	N/A	N/A	4.25%	4.53%
PowerShares KBW Premium Yield Equity REIT Portfolio	11/29/2010	$233,412	$202,119	$28,813	$874	N/A	N/A	1.75%	1.17%
PowerShares KBW Property & Casualty Insurance Portfolio	11/29/2010	$6,305	$5,879	$3,411	$0	N/A	N/A	0.00%	0.00%

PowerShares KBW Regional Banking Portfolio	11/01/2011	$21,225	$15,818	$8,645	$0	N/A	N/A	0.00%	0.00%
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	09/08/2014	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares National AMT-Free Municipal Bond Portfolio	10/11/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares New York AMT-Free Municipal Bond Portfolio	10/11/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Preferred Portfolio	01/28/2008	$140	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	07/11/2017	$193	N/A	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares Russell 1000 Equal Weight Portfolio	12/22/2014	$54,480	$25,211	$23,081	$0	N/A	N/A	0.00%	0.00%
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	11/02/2015	$26,269	$64,272	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	04/06/2015	$23,851	$21,321	$2,023	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500® High Beta Portfolio	05/02/2011	$176,406	$46,892	$84,223	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	10/12/2012	$826,457	$407,817	$105,618	$1,526	N/A	N/A	0.25%	0.14%
PowerShares S&P 500® Low Volatility Portfolio	05/02/2011	$881,084	$825,860	$678,450	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500 Enhanced Value Portfolio	10/06/2015	$3,883	$852	$8	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500 Minimum Variance Portfolio	07/11/2017	$126	N/A	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500 Momentum Portfolio	10/06/2015	$775	$534	$3	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P 500 Value With Momentum Portfolio	04/03/2017	$460	N/A	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P Emerging Markets Low Volatility Portfolio	01/11/2012	$357,675	$285,219	$391,338	$0	N/A	N/A	0.00%	0.00%

PowerShares S&P Emerging Markets Momentum Portfolio	02/22/2012	$350,364	$3,749	$10,744	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	11/29/2016	$1,845	N/A	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P International Developed Low Volatility Portfolio	01/10/2012	$215,290	95,432	$145,565	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P International Developed Momentum Portfolio	02/22/2012	$2,206	$5,548	$7,468	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P International Developed Quality Portfolio	06/13/2007	$7,110	$22,987	$10,709	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P MidCap Low Volatility Portfolio	02/12/2013	$206,389	$93,206	$16,991	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Consumer Discretionary Portfolio	04/05/2010	$6,757	$14,162	$8,194	$12	N/A	N/A	0.46%	0.01%
PowerShares S&P SmallCap Consumer Staples Portfolio	04/05/2010	$19,116	$14,196	$4,321	$242	N/A	N/A	6.18%	0.15%
PowerShares S&P SmallCap Energy Portfolio	04/05/2010	$25,284	$10,399	$19,134	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Financials Portfolio	04/05/2010	$23,985	$16,800	$9,745	$3,031	N/A	N/A	19.86%	0.61%
PowerShares S&P SmallCap Health Care Portfolio	04/05/2010	$16,257	$17,121	$20,115	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	11/29/2016	$5,106	N/A	N/A	$3	N/A	N/A	0.10%	0.00%
PowerShares S&P SmallCap Industrials Portfolio	04/05/2010	$2,068	$4,626	$3,676	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Information Technology Portfolio	04/05/2010	$33,800	$23,152	$16,369	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Low Volatility Portfolio	02/12/2013	$348,871	$122,656	$20,687	$0.02	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Materials Portfolio	04/05/2010	$5,025	$1,188	$1,866	$0	N/A	N/A	0.00%	0.00%
PowerShares S&P SmallCap Quality Portfolio	04/03/2017	$739	N/A	N/A	$0	N/A	N/A	0.00%	0.00%

PowerShares S&P SmallCap Utilities Portfolio	04/05/2010	$10,701	$24,688	$2,267	$426	N/A	N/A	7.97%	0.15%
PowerShares Senior Loan Portfolio	03/01/2011	None	$551	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Taxable Municipal Bond Portfolio	11/16/2009	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares Treasury Collateral Portfolio	01/10/2017	None	N/A	N/A	$0	N/A	N/A	0.00%	0.00%
PowerShares Variable Rate Preferred Portfolio	04/28/2014	None	None	None	$0	N/A	N/A	0.00%	0.00%
PowerShares VRDO Tax-Free Weekly Portfolio	11/14/2007	None	None	None	$0	N/A	N/A	0.00%	0.00%

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 76 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser, and included in Appendix B with respect to the Sub-Adviser, to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares International Corporate Bond Fund, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Minimum Variance Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Quality Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares Variable Rate Preferred Portfolio principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus any applicable administrative or other transaction fees, as discussed below; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

Creation Unit Aggregations of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (previously defined as “Deposit Cash”), plus any applicable administrative or other transaction fees as discussed below. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities. Such Funds reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit changes as rebalancing adjustments and corporate action events are reflected within the effected Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of an Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares, but the Adviser may adjust the transaction fee within the parameters described below to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process—All Funds” ) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “—Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds). For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “—Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—All Funds. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Procedures for Creation of Creation Unit Aggregations—Equity Funds. The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—Fixed Income Funds. Except as described below, the Distributor must receive all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), no later than the Closing Time in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent or Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Fixed Income Funds” sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders to create Creation Unit Aggregations from investors who are not APs must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process—All Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit

Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than T+2.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Placement of Creation Orders Outside Clearing Process—Fixed Income Funds. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of

Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Treasury Collateral Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares Preferred Portfolio.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time, on the contractual settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than T+2.

With respect to Funds that issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 2:00 p.m., Eastern time, on the contractual settlement date. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time, on the contractual settlement date, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation and Redemption Transaction Fees” below.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or Sub-Adviser, as applicable, or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund (as shown in the table below); however, BNYM may increase the administrative fee to up to four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, for creations or redemptions effected principally for cash, the Adviser may charge additional variable fees. For Funds that create and redeem securities principally in-kind, to the extent a Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP may be different for any given transaction, Business Day or AP, and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The variable fees and cash-in-lieu fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)
PowerShares 1-30 Laddered Treasury Portfolio	$500	$2,000
PowerShares California AMT-Free Municipal Bond Portfolio	$500	$2,000
PowerShares CEF Income Composite Portfolio	$500	$2,000
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$500	$2,000
PowerShares DWA Developed Markets Momentum Portfolio	$1,500	$6,000
PowerShares DWA Emerging Markets Momentum Portfolio	$2,500	$10,000
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	$500	$2,000
PowerShares DWA SmallCap Momentum Portfolio	$500	$2,000
PowerShares DWA Tactical Multi-Asset Income Portfolio	$500	$2,000
PowerShares DWA Tactical Sector Rotation Portfolio	$500	$500
PowerShares Emerging Markets Infrastructure Portfolio	$2,300	$9,200
PowerShares Emerging Markets Sovereign Debt Portfolio	$500	$2,000
PowerShares FTSE International Low Beta Equal Weight Portfolio	$4,000	$16,000
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$3,100	$12,400
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$10,000	$40,000
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$10,000	$40,000
PowerShares FTSE RAFI Emerging Markets Portfolio	$4,000	$16,000
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$500	$2,000
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$500	$2,000
PowerShares Global Agriculture Portfolio	$700	$2,800
PowerShares Global Clean Energy Portfolio	$1,500	$6,000
PowerShares Global Gold and Precious Metals Portfolio	$1,000	$4,000
PowerShares Global Short Term High Yield Bond Portfolio	$500	$2,000
PowerShares Global Water Portfolio	$1,000	$4,000

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)
PowerShares International BuyBack Achievers™ Portfolio	$500	$2,000
PowerShares International Corporate Bond Portfolio	$500	$2,000
PowerShares KBW Bank Portfolio	$500	$2,000
PowerShares KBW High Dividend Yield Financial Portfolio	$500	$2,000
PowerShares KBW Premium Yield Equity REIT Portfolio	$500	$2,000
PowerShares KBW Property & Casualty Insurance Portfolio	$500	$2,000
PowerShares KBW Regional Banking Portfolio	$500	$2,000
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	$500	$2,000
PowerShares National AMT-Free Municipal Bond Portfolio	$500	$2,000
PowerShares New York AMT-Free Municipal Bond Portfolio	$500	$2,000
PowerShares Preferred Portfolio	$500	$2,000
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	$500	$2,000
PowerShares Russell 1000 Equal Weight Portfolio	$500	$500
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	$500	$2,000
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$500	$500
PowerShares S&P 500® High Beta Portfolio	$500	$2,000
PowerShares S&P 500® High Dividend Low Volatility Portfolio	$500	$2,000
PowerShares S&P 500® Low Volatility Portfolio	$500	$2,000
PowerShares S&P 500 Minimum Variance Portfolio	$500	$2,000
PowerShares S&P 500 Momentum Portfolio	$500	$500
PowerShares S&P 500 Enhanced Value Portfolio	$500	$500
PowerShares S&P 500 Value With Momentum Portfolio	$500	$2,000
PowerShares S&P Emerging Markets Momentum Portfolio	$2,000	$8,000
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	$1,300	$5,200
PowerShares S&P Emerging Markets Low Volatility Portfolio	$2,000	$8,000
PowerShares S&P International Developed Momentum Portfolio	$1,800	$7,200
PowerShares S&P International Developed Quality Portfolio	$2,300	$9,200
PowerShares S&P International Developed Low Volatility Portfolio	$2,100	$8,400
PowerShares S&P MidCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Staples Portfolio	$500	$2,000
PowerShares S&P SmallCap Energy Portfolio	$500	$2,000
PowerShares S&P SmallCap Financials Portfolio	$500	$2,000
PowerShares S&P SmallCap Health Care Portfolio	$500	$2,000
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Industrials Portfolio	$500	$2,000
PowerShares S&P SmallCap Information Technology Portfolio	$500	$2,000
PowerShares S&P SmallCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Materials Portfolio	$500	$2,000
PowerShares S&P SmallCap Quality Portfolio	$500	$2,000
PowerShares S&P SmallCap Utilities Portfolio	$500	$2,000
PowerShares Senior Loan Portfolio	$500	$2,000
PowerShares Taxable Municipal Bond Portfolio	$500	$2,000
PowerShares Treasury Collateral Portfolio	$100	$100
PowerShares Variable Rate Preferred Portfolio	$500	$2,000
PowerShares VRDO Tax-Free Weekly Portfolio	$500	$2,000

Redemption of Shares in Creation Unit Aggregations—All Funds. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If a Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensation payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

When cash redemptions are permitted or required, Creation Units of a Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders Using Clearing Process—All Funds. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and any Cash Redemption Amount (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by T+2.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off Time”); and 2:00 p.m., Eastern time, for a Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by the T+2.

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

In the event that the number of Shares is insufficient on the next Business Day immediately following the Transmittal Date (“T+1”), the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within two Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds. A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Fund Shares are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Placement of Redemption Orders Outside Clearing Process—Fixed Income Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant (for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio, a DTC Participant with the ability to transact through the Federal Reserve System) that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such

Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Redemption Cash Component, if any owed, to the Transfer Agent no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any (or for cash redemptions, the Cash Redemption Amount) owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by T+2.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by T+2.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:*

Argentina

January 1	March 30	June 20	November 6
February 12	April 2	July 9	December 19
February 13	May 1	August 20	December 25
March 29	May 25	October 15

Australia

January 1	April 2	December 25
January 26	April 25	December 26
March 30	June 11

Austria

January 1	May 10	October 26	December 26
March 30	May 21	November 1	December 31
April 2	May 31	December 24
May 1	August 15	December 25

Bahrain

January 1	August 22	September 19	December 16
May 1	August 23	September 20	December 17
June 17	September 11	November 20

Bangladesh

February 21	June 12	August 22	December 25
March 26	June 17	August 23	December 31
April 29	July 1	September 2
May 1	August 15	November 21
May 2	August 21	December 16

Belgium

January 1	May 10	December 25
March 30	May 21	December 26
April 2	August 15
May 1	November 1

Benin

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Bermuda

January 1	June 18	September 3	December 26
March 30	August 2	November 12
May 25	August 3	December 25

Botswana

January 1	May 1	July 17	December 26
January 2	May 10	October 1
March 30	July 2	October 2
April 2	July 16	December 25

Brazil

January 1	March 30	November 2
January 25	May 1	November 15
February 12	May 31	November 20
February 12	July 9	December 24
February 13	September 7	December 25
February 14	October 12

Bulgaria

January 1	April 6	May 24	December 25
March 5	April 9	September 6	December 26
March 30	May 1	September 24
April 2	May 7	December 24

Burkina Faso

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Canada

January 1	May 21	September 3	December 26
January 2	June 25	October 8
February 19	July 2	November 12
March 30	August 6	December 25

Cayman Islands

January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12

Channel Islands

January 1	April 2	July 4	November 22
January 2	May 7	August 27	December 24
January 15	May 7	September 3	December 25
February 19	May 9	October 8	December 26
March 30	May 28	November 12

Chile

January 1	May 21	September 17	November 1
January 16	July 2	September 18	November 2
March 30	July 16	September 19	December 25
May 1	August 15	October 15	December 31

China A Share

January 1	February 20	April 30	October 1
February 15	February 21	May 1	October 2
February 16	April 5	June 18	October 3
February 19	April 6	September 24	October 4
October 5

China B. Share
January 1	February 21	June 18	October 4
February 15	April 5	September 24	October 5
February 16	April 6	October 1
February 19	April 30	October 2
February 20	May 1	October 3

China B Share (Shanghai)

January 1	May 28	October 8	December 25
January 15	Jul 4	November 12
February19	September 3	November 22

China B Share (Shenzhen)

March 30	September 25
April 2	October 17
May 22	December 25
July 2	December 26

Colombia

January 1	May 14	August 20
January 8	June 4	October 15
March 19	June 11	November 5
March 29	July 2	November 12
March 30	July 20	December 25
May 1	August 7

Costa Rica

January 1	March 29	July 25	December 25
March 26	March 30	August 2
March 27	April 11	August 15
March 28	May 1	October 12

Croatia

January 1	June 22	December 24
March 30	June 25	December 25
April 2	August 15	December 26
May 1	October 8	December 31
May 31	November 1

Cyprus

January 1	April 6	May 28	December 25
February 19	April 9	August 15	December 26
March 30	April 10	October 1
April 2	May 1	December 24

Czech Republic

January 1	May 1	July 6	December 25
March 30	May 8	September 28	December 26
April 2	July 5	December 24

Denmark

January 1	April 27	May 21	December 26
March 29	May 1	June 5	December 31
March 30	May 10	December 24
April 2	May 11	December 25

Egypt
January 1	April 9	July 23	September 11
January 7	April 25	August 20	November 20
January 25	May 1	August 21
April 8	July 1	August 22

* The Egyptian market is closed every Friday.

Estonia

January 1	May 10	December 26
March 30	August 20	December 31
April 2	December 24
May 1	December 25

Euromarkets

January 1	December 25

Finland

January 1	May 1	December 6	December 26
March 30	May 10	December 24	December 31
April 2	June 22	December 25

France

January 1	May 8	November 1
March 30	May 10	December 25
April 2	May 21	December 26
May 1	August 15

Germany

January 1	May 10	December 24
March 30	May 21	December 25
April 2	May 31	December 26
May 1	October 3	December 31

Ghana

January 1	May 1	August 22	December 26
March 6	May 25	September 21
March 30	June 15	December 7
April 2	July 2	December 25

Greece

January 1	April 2	May 1	December 24
February 19	April 6	May 28	December 25
March 30	April 9	August 15	December 26

Guinea Bissau

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Hong Kong

January 1	April 2	June 18	October 17
February 16	April 5	July 2	December 25
February 19	May 1	September 25	December 26
March 30	May 22	October 1

Hong Kong (Bond Connect)

January 1	March 30	May 22	October 2
February 11	April 2	June 18	October 3
February 15	April 5	July 2	October 4
February 16	April 6	September 24	October 5
February 19	April 8	September 25	October 17
February 20	April 28	September 29	December 25
February 21	April 30	September 30	December 26
February 24	May 1	October 1

Hong Kong (Stock Connect)

January 1	April 2	June 29	October 4
February 15	April 5	July 2	October 5
February 16	April 6	September 21	October 16
February 19	April 30	September 24	October 17
February 20	May 1	September 25	December 24
February 21	May 21	October 1	December 25
March 29	May 22	October 2	December 26
March 30	June 18	October 3

Hungary

January 1	April 30	November 1	December 26
March 10	May 1	November 2	December 31
March 15	May 21	November 10
March 16	August 20	December 1
March 30	October 13	December 15
April 2	October 22	December 24
April 21	October 23	December 25

Iceland

January 1	April 19	August 6	December 31
March 29	May 1	December 24
March 30	May 10	December 25
April 2	May 21	December 26

India

January 26	March 30	September 13	November 21
February 13	April 30	September 20	November 23
February 19	May 1	October 2	December 25
March 2	August 15	October 18
March 29	August 17	November 7
	August 22	November 8

Indonesia

January 1	May 29	June 18	December 24
February 16	June 1	June 19	December 25
March 30	June 13	August 17	December 31
May 1	June 14	August 22
May 10	June 15	September 11
November 20

Ireland

January 1	May 1	August 6	November 12
January 115	May 7	August 27	November 22
February 19	May 28	September 3	December 24
March 19	June 4	October 8	December 25
March 30	July 4	October 29	December 31
April 2

Israel

March 1	September 10	September 30
April 5	September 11	October 1
April 6	September 18
April 19	September 19
May 20	September 23
July 22	September 24
September 9

* The Israeli market is closed every Friday.

Italy

January 1	May 1	December 25
March 30	August 15	December 26
April 2	December 24	December 31

Ivory Coast

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Japan

January 1	April 30	October 8
January 2	May 3	November 23
January 3	May 4	December 24
January 8	July 16	December 31
February 12	September 17
March 21	September 24

Jordan

January 1	August 22	November 21
May 1	August 23	December 25
June 17	September 12
August 21

Kazakhstan

January 1	March 22	May 7	August 31
January 2	March 23	May 8	December 3
March 3	April 28	May 9	December 17
March 8	April 30	July 6	December 18
March 9	May 1	August 25	December 29
March 21	May 5	August 30	December 31

Kenya

January 1	May 1	December 12
March 30	June 1	December 25
April 2	June 15	December 26

Kuwait

January 1	June 17	August 23
February 25	August 20	September 11
February 26	August 21	November 22
April 15	August 22

* The Kuwaiti market is closed every Friday.

Latvia

January 1	May 4	December 26
March 30	May 10	December 31
April 2	November 19
April 30	December 24
May 1	December 25

Lithuania

January 1	April 2	July 6	December 24
February 16	May 1	August 15	December 25
March 30	May 10	November 1	December 26

Luxembourg

January 1	April 2	December 24	December 26
March 30	May 1	December 25	December 31

Malawi

January 1	March 5	April 2
January 15	March 30		May 1
June 15	October 15		May 14
December 25
July 6	December 26

Malaysia

January 1	May 1	August 31	November 20
January 31	May 29	September 10	December 25
February 1	June 14	September 11
February 15	June 15	September 17
February 16	August 22	November 6

Mali

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Malta

January 1	April 2	August 15	December 26
January 2	May 1	September 21
March 19	June 7	December 13
March 30	June 29	December 25

Mauritius

January 1	February 13	August 15	December 25
January 2	February 16	September 14
January 31	March 12	November 2
February 1	May 1	November 7

Mexico

January 1	March 29	November 2	December 25
February 5	March 30	November 19
March 19	May 1	December 12

Morocco

January 1	June 14	August 20	September 11
January 11	July 30	August 21	November 6
May 1	August 14	August 22	November 20

Namibia

January 1	April 27	August 9	December 17
March 21	May 1	August 27	December 25
March 30	May 4	September 24	December 26
April 2	May 25	December 10

Netherlands

January 1	May 1	November 1	December 26
March 30	May 10	December 25
April 2	May 21

New Zealand

January 1	January 29	April 2	October 22
January 2	February 6	April 25	December 25
January 22	March 30	June 4	December 26

Niger

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Nigeria

January 1	May 1	June 18	October 1
March 30	May 29	August 22	November 19
April 2	June 15	August 23	December 25

Norway
January 1	April 2	May 21	December 31
March 28	May 1	December 24
March 29	May 10	December 25
March 30	May 17	December 26

Oman

January 1	July 23	September 11	November 20
June 17	August 22	November 18
June 18	August 23	November 19

* The Oman market is closed every Friday.

Pakistan

January 1	June 15	August 23	November 20
February 5	June 18	August 24	December 25
March 23	July 2	September 20
May 1	August 22	September 21

Panama

January 1	March 30	November 26
January 9	May 1	December 25
February 13	November 5	December 31

Peru

January 1	May 1	August 31	December 25
January 2	June 29	October 8
March 29	July 27	November 1
March 30	August 30	November 2

Philippines

January 1	April 9	November 1	December 31
January 2	May 1	November 2
February 16	June 12	November 30
March 29	August 21	December 24
March 30	August 27	December 25

Poland

January 1	May 1	November 1	December 31
January 2	May 3	December 24
March 30	May 31	December 25
April 2	August 15	December 26

Portugal

January 1	May 1	October 5
March 30	May 31	November 1
April 2	June 13	December 25
April 25	August 15	December 26

Qatar

January 1	June 17	August 20	December 18
February 13	June 18	August 21
March 4	June 19	August 22

* The Qatari market is closed every Friday.

Romania

January 1	May 1	November 30
January 2	May 28	December 25
January 24	June 1	December 26
April 9	August 15

Russia

January 1	January 8	April 30	June 11
January 2	February 23	May 1	June 12
January 3	March 8	May 2	November 5
January 4	March 9	May 9	December 29
January 5	April 28	June 9	December 31

Saudi Arabia

June 17	June 20	August 26
June 18	August 22	September 23
June 19	August 23

Senegal

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Serbia

January 1	February 16	May 1
January 2	April 6	May 2
February 15	April 9	November 12

Singapore

January 1	May 1	August 9	December 25
February 16	May 29	August 22
March 30	June 15	November 6

Slovak Republic

January 1	May 1	November 1
January 2	May 8	December 24
March 30	July 5	December 25
April 2	August 29	December 26

Slovenia

January 1	April 2	June 25	December 24
January 2	April 27	August 15	December 25
February 8	May 1	October 31	December 26
March 30	May 2	November 1	December 31

South Africa

January 1	April 2	August 9	December 25
March 21	April 27	September 24	December 26
March 30	May 1	December 17

South Korea

January 1	May 7	September 24	December 25
February 15	May 22	September 25	December 31
February 16	June 6	September 26
March 1	June 13	October 3
May 1	August 15	October 9

Spain

January 1	April 2	November 1
March 19	May 1	December 6
March 29	August 15	December 25
March 30	October 12	December 26

Sri Lanka

January 1	March 1	May 1	August 22
January 15	March 30	May 29	September 24
January 31	April 13	June 15	October 24
February 5	April 20	June 27	November 6
February 13	April 30	July 27	November 20
November 22	December 25

Swaziland

January 1	April 19	July 23	December 26
January 5	April 25	August 27
March 30	May 1	September 6
April 2	May 10	December 25

Sweden

January 1	April 2	May 10	December 24
January 5	April 30	June 6	December 25
March 29	May 1	June 22	December 26
March 30	May 9	November 2	December 31

Switzerland

January 1	April 2	May 21	December 25
January 2	May 1	August 1	December 26
March 30	May 10	December 24	December 31

Taiwan

January 1	February 20	June 18
February 13	February 28	September 24
February 14	April 4	October 10
February 15	April 5	December 31
February 16	April 6
February 19	May 1

Tanzania

January 1	June 15	November 21
January 12	August 8	December 10
March 30	August 22	December 20
April 2	August 23	December 25
April 26	October 15	December 26
May 1	November 20

Thailand

January 1	April 13	July 27	October 23
January 2	April 16	July 30	December 5
March 1	May 1	August 13	December 10
April 6	May 29	October 15	December 31

Togo

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Tunisia

January 1	June 15	August 22
March 20	July 25	September 10
April 9	August 13	October 15
May 1	August 21	November 20

Turkey

January 1	June 15	August 23
April 23	August 20	August 24
May 1	August 21	October 29
June 14	August 22

U.S.A.

January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12

Uganda

January 1	March 30	June 15	December 25
January 26	April 2	August 21	December 26
February 16	May 1	October 9
March 8	June 4	November 30

Ukraine

January 1	April 9	May 9	August 24
January 8	May 1	May 28	October 15
March 8	May 2	June 28

United Arab Emirates - ADX and DFM markets

January 1	August 21	November 20
June 14	August 22	December 2
August 20	September 11	December 3

* The United Arab Emirates market is closed every Friday.

United Arab Emirates - NASDAQ Dubai

January 1	July 4	September 11	December 2
January 15	August 20	October 8	December 3
February 19	August 21	November 12	December 25
May 28	August 22	November 20
June 14	September 3	November 22

* The United Arab Emirates market is closed every Friday.

United Kingdom

January 1	May 1	September 3	December 25
January 15	May 7	October 8	December 26
February 19	May 28	November 12	December 31
March 30	July 4	November 22
April 2	August 27	December 24

Uruguay

January 1	March 30	June 19	December 25
February 12	April 23	July 18
February 13	May 1	October 15
March 29	May 21	November 2

Vietnam

January 1	February 16	April 25	September 3
February 14	February 19	April 30
February 15	February 20	May 1

Zambia

January 1	April 2	July 3	December 25
March 8	May 1	August 6
March 12	May 25	October 18
March 30	July 2	October 24

Zimbabwe

January 1	April 18	August 14
February 21	May 1	December 25
March 30	May 25	December 26
April 2	August 13
* Holidays are subject to change without further notice.

Redemption. The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise the Funds. In the calendar year 2018, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows*:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018*

Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	2/7/2018	2/15/2018	8
	2/8/2018	2/16/2018	8
	2/9/2018	2/19/2018	10

China	2/12/2018	2/22/2018	10
A Share	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

China	2/12/2018	2/22/2018	10
B Share	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

Costa Rica	3/21/2018	4/2/2018	12
	3/22/2018	4/3/2018	12
	3/23/2018	4/4/2018	12

Indonesia	6/8/2018	6/20/2018	12
	6/11/2018	6/23/2018	12
	6/12/2018	6/24/2018	12

Jordan	8/17/2018	8/27/2018	10
	8/20/2018	8/28/2018	8

Kuwait	8/17/2018	8/27/2018	10

Malawi	1/8/2018	1/16/2018	8
	1/9/2018	1/17/2018	8
	1/10/2018	1/18/2018	8
	1/11/2018	1/19/2018	8
	1/12/2018	1/22/2018	10
	2/26/2018	3/6/2018	8
	2/27/2018	3/7/2018	8
	2/28/2018	3/8/2018	8
	3/1/2018	3/9/2018	8
	3/2/2018	3/12/2018	10
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/24/2018	5/2/2018	8
	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/8/2018	8
	5/7/2018	5/15/2018	8
	5/8/2018	5/16/2018	8
	5/9/2018	5/17/2018	8
	5/10/2018	5/18/2018	8
	5/11/2018	5/21/2018	10
	6/8/2018	6/16/2018	8
	6/11/2018	6/19/2018	8
	6/12/2018	6/20/2018	8
	6/13/2018	6/21/2018	8
	6/14/2018	6/22/2018	8
	6/29/2018	7/9/2018	10
	7/2/2018	7/10/2018	8
	7/3/2018	7/11/2018	8
	7/4/2018	7/12/2018	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	7/5/2018	7/13/2018	8
	10/8/2018	10/16/2018	8
	10/9/2018	10/17/2018	8
	10/10/2018	10/18/2018	8
	10/11/2018	10/19/2018	8
	10/12/2018	10/22/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Morocco	9/15/2018	9/23/2018	8
	9/16/2018	9/24/2018	8
	9/17/2018	9/27/2018	10

Namibia	3/14/2018	3/22/2018	8
	3/15/2018	3/23/2018	8
	3/16/2018	3/26/2018	10
	3/19/2018	3/27/2018	8
	3/20/2018	3/28/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/25/2018	5/7/2018	12
	4/26/2018	5/8/2018	12
	4/30/2018	5/9/2018	9
	5/2/2018	5/10/2018	8
	5/3/2018	5/11/2018	8
	5/18/2018	5/28/2018	10
	5/21/2018	5/29/2018	8
	5/22/2018	5/30/2018	8
	5/23/2018	5/31/2018	8
	5/24/2018	6/1/2018	8
	8/2/2018	8/10/2018	8
	8/3/2018	8/13/2018	10
	8/6/2018	8/14/2018	8
	8/7/2018	8/15/2018	8
	8/8/2018	8/16/2018	8
	8/20/2018	8/28/2018	8
	8/21/2018	8/29/2018	8
	8/22/2018	8/30/2018	8
	8/23/2018	8/31/2018	8
	8/24/2018	9/3/2018	10
	9/17/2018	9/25/2018	8
	9/18/2018	9/26/2018	8
	9/19/2018	9/27/2018	8
	9/20/2018	9/28/2018	8
	9/21/2018	10/1/2018	10
	12/3/2018	12/11/2018	8
	12/4/2018	12/12/2018	8
	12/5/2018	12/13/2018	8
	12/6/2018	12/14/2018	8
	12/7/2018	12/18/2018	11
	12/11/2018	12/19/2018	8
	12/12/2018	12/20/2018	8
	12/13/2018	12/21/2018	8
	12/14/2018	12/24/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Qatar	8/15/2018	8/23/2018	8
	8/16/2018	8/24/2018	8
	8/17/2018	8/27/2018	10

Country	Trade Date	Settlement Date	Number of Days to Settle
South Africa	3/14/2018	3/22/2018	8
	3/15/2018	3/23/2018	8
	3/16/2018	3/26/2018	10
	3/19/2018	3/27/2018	8
	3/20/2018	3/28/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/25/2018	5/4/2018	9
	4/26/2018	5/7/2018	11
	4/30/2018	5/8/2018	8
	8/2/2018	8/10/2018	8
	8/3/2018	8/13/2018	10
	8/6/2018	8/14/2018	8
	8/7/2018	8/15/2018	8
	8/8/2018	8/16/2018	8
	9/17/2018	9/25/2018	8
	9/18/2018	9/26/2018	8
	9/19/2018	9/27/2018	8
	9/20/2018	9/28/2018	8
	9/21/2018	10/1/2018	10
	12/10/2018	12/18/2018	8
	12/11/2018	12/19/2018	8
	12/12/2018	12/20/2018	8
	12/13/2018	12/21/2018	8
	12/14/2018	12/24/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Swaziland	2/2/2018	2/10/2018	8
	2/3/2018	2/11/2018	8
	2/4/2018	2/12/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/12/2018	4/20/2018	8
	4/13/2018	4/23/2018	10
	4/16/2018	4/24/2018	8
	4/17/2018	4/25/2018	8
	4/18/2018	4/28/2018	10
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/8/2018	8
	5/3/2018	5/11/2018	8
	5/4/2018	5/14/2018	10
	5/7/2018	5/15/2018	8
	5/8/2018	5/16/2018	8
	5/9/2018	5/17/2018	8
	7/16/2018	7/24/2018	8
	7/17/2018	7/25/2018	8
	7/18/2018	7/26/2018	8
	7/19/2018	7/27/2018	8
	7/20/2018	7/30/2018	10
	8/20/2018	8/28/2018	8
	8/21/2018	8/29/2018	8
	8/22/2018	8/30/2018	8
	8/23/2018	8/31/2018	8
	8/24/2018	9/3/2018	10
	8/30/2018	9/7/2018	8
	8/31/2018	9/10/2018	10
	9/3/2018	9/11/2018	8
	9/4/2018	9/12/2018	8
	9/5/2018	9/13/2018	8
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Country	Trade Date	Settlement Date	Number of Days to Settle
Turkey	8/17/2018	8/27/2018	10
	8/20/2018	8/28/2018	8

Ukraine	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10

Vietnam	2/9/2018	2/21/2018	12
	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10

Zimbabwe	2/14/2018	2/22/2018	8
	2/15/2018	2/23/2018	8
	2/16/2018	2/26/2018	10
	2/19/2018	2/27/2018	8
	2/20/2018	2/28/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/11/2018	4/19/2018	8
	4/12/2018	4/20/2018	8
	4/13/2018	4/23/2018	10
	4/16/2018	4/24/2018	8
	4/17/2018	4/25/2018	8
	4/24/2018	5/2/2018	8
	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/10/2018	10
	5/18/2018	5/28/2018	10
	5/21/2018	5/29/2018	8
	5/22/2018	5/30/2018	8
	5/23/2018	5/31/2018	8
	5/24/2018	6/1/2018	8
	7/6/2018	7/15/2018	9
	7/7/2018	7/16/2018	9
	7/8/2018	7/17/2018	9
	7/9/2018	7/20/2018	11
	7/10/2018	7/21/2018	11
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process, presuming a creation or redemption settling no later than T+2.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Creation Through NSCC (Using the Clearing Process)
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Creation Outside NSCC (Outside the Clearing Process)
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

2:00 p.m. (ET)

Deposit Cash must be received by the Custodian.

For in-kind creations: 11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC.

2:00 p.m. (ET)

Cash Component must be received by the Custodian.

Creation Unit Aggregations will be delivered.
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Available Deposit Securities must be received.

Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities must be received.

1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC (Using the Clearing Process)
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind transfers)	3:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard redemption orders through NSCC.	No action.	Fund Securities and Cash Redemption Cash Component will be transferred to beneficial owner.

Redemption Outside NSCC (Outside the Clearing Process)
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

For in-kind redemptions: 2:00 p.m. (ET) Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner (for cash redemptions, Cash Redemption Amount is delivered to the redeeming beneficial owner).

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET) Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Redemption Cash Component is delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Internal Revenue Code (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold Shares of a Fund in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For most ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Fund of Funds. If a Fund is a fund of funds (meaning that it invests in one or more underlying funds that are taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and — “Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds). Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a RIC, such as a Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

Tax credit bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund - Fund of funds.”

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Taxation of Fund Distributions (PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares National AMT-Free Municipal Bond Portfolio). Each Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below. (Under the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017).

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by a Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers (if applicable, as discussed above) on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. The failure by an issuer of a tax- exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sale of Fund Shares. A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Shares in a Fund will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. (The Tax Cuts and Jobs Act requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the Tax Cuts and Jobs Act.) If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities lending. Securities lending. If securities lending is permitted for a Fund, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the applicable corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of a Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on payments or distributions made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.powershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. If a security’s market price is not readily available, the security will be valued in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the security will be valued at fair value as determined in good faith following procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value. The trading prices of the Shares in the secondary market generally differ from a Fund’s daily NAV and are affected by market forces such as the supply of and demand for Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of a Fund’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Funds’ expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of a Fund’s current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Russell 1000 Enhanced Equal Weight Portfolio PowerShares Russell 1000 Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Enhanced Value Portfolio, PowerShares S&P 500 Value With Momentum Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio, PowerShares S&P International Developed Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Quality Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

With respect to PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio, dividends from net investment income, if any, ordinarily are declared and paid annually.

With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares Senior Loan Portfolio, PowerShares Taxable Municipal Bond Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606 and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ financial statements and performs other related audit services. In connection with the audit of the 2017 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust may need to take other action in order for the Trust’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

APPENDIX A

PROXY VOTING GUIDELINES

Applicable to	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively, the “Trusts”)

Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Approved/Adopted Date	June 24, 2014

Last Amended	March 7, 2017

I.	GENERAL POLICY

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach)

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II.	PROXY CONSTRAINTS

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

III.	SPECIAL POLICY

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

IV.	RESOLVING POTENTIAL CONFLICTS OF INTEREST

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.11 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

1	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

APPENDIX B

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

E.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2018, for the PowerShares Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares PureBetaSM 0-5 Yr TIPS Portfolio	Cboe BZX Equities Exchange, Inc.	PBTP
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	Cboe BZX Equities Exchange, Inc.	PBDM
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	Cboe BZX Equities Exchange, Inc.	PBEE
PowerShares PureBetaSM MSCI USA Portfolio	Cboe BZX Equities Exchange, Inc.	PBUS
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	Cboe BZX Equities Exchange, Inc.	PBSM
PowerShares PureBetaSM US Aggregate Bond Portfolio	Cboe BZX U.S. Equities Exchange	PBND

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 1-800-983-0903. The audited financial statements for each Fund contained in each Fund’s 2017 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 76 funds. This SAI relates to six series of the Trust: PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio, PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio, PowerShares PureBetaSM MSCI USA Portfolio, PowerShares PureBetaSM MSCI USA Small Cap Portfolio, and PowerShares PureBetaSM US Aggregate Bond Portfolio (each, a “Fund” and collectively, the “Funds”). Each Fund is “non-diversified,” and as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific benchmark index (an “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: PowerShares PureBetaSM FTSE Developed ex-North America Portfolio, PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio. Each Fund generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash, although it has no current intention of doing so.

Shares of each Fund are listed on Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Shares trade throughout the day on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading, and trade throughout the day, on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; (ii) the value of a Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

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As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Shares of the Funds are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of an Underlying Index or the ability of an Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of, or quantities of Shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds.

The Exchange does not guarantee the accuracy and/or the completeness of an Underlying Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of an Underlying Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an Underlying Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

INVESTMENT RESTRICTIONS

Each Fund has adopted as fundamental policies the investment restrictions numbered (1) through (7) below. Except as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33  1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

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(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(ii) and (iii), and (7), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of its portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(ii) and (iii), and (7), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans will not exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Each Fund’s investment objective is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each Fund has adopted a non-fundamental policy to invest in securities suggested by such Fund’s name (each, an “80% investment policy”). Each Fund considers securities suggested by its name to be those securities that comprise its Underlying Index. Each Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. Each Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

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INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek to track the investment results before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed.

Each Fund (other than PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although such Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. Each of PowerShares PureBetaSM FTSE Emerging Markets Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased all of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the principal risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio holdings may fluctuate in accordance with changes in the financial condition of an issuer of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of the issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio holdings and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from a Fund’s portfolio unless the respective index provider removes the securities from such Fund’s Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at a Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

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An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Also, to the extent that a Fund were to issue and redeem Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Common Stocks and Other Equity Securities. For those Funds that invest in equity securities and common stocks, holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities have neither a fixed principal amount nor a maturity.

Bonds. PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio and PowerShares PureBetaSM US Aggregate Bond Portfolio may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

Privately Issued Securities. PowerShares PureBetaSM US Aggregate Bond Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

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Ratings. An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality, as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to do so. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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Russian Securities Risk. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by certain Funds. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of these Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact the Funds.

Real Estate Investment Trusts (“REITs”). Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

U.S. Registered Securities of Foreign Issuers. Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

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U.S. Government Obligations. The Funds may invest in short-term U.S. government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with

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other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Other Investment Companies. Each Fund may invest in the securities of other investment companies, including money market funds, exchange-traded funds, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(1)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, the Funds may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Funds) may individually or collectively exert a controlling influence over the acquired investment company. The Funds may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

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In addition, the Trust previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Funds in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Illiquid Securities. Each Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing. Each Fund may borrow money up to the limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Hybrid Securities Risk. Hybrid securities may be “functionally equivalent” to preferred stock, and therefore may have preference over the common stock. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR on behalf of each Fund will be available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchange via www.powershares.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Six Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). One Trustee (the “Unaffiliated Trustee”) is an officer of a company that has engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the “Fund Family” (as defined below), which clients do not include any of the Funds, but is not an affiliated person of the Adviser. The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

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The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During Past 5 Years
Ronn R. Bagge —1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	154	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre — 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	154	None

Marc M. Kole — 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority	154	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During Past 5 Years
			Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).

Yung Bong Lim — 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	154	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During Past 5 Years
Gary R. Wicker — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	154	None

Donald H. Wilson — 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-	154	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During Past 5 Years
2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Unaffiliated Trustees	Other Directorships Held by Unaffiliated Trustee During Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	154	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

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Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010

Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008 – Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008 – Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012 – Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

				154	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until a successor is elected.

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill — 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Peter Hubbard — 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris — 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia — 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann — 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren — 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present), PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and PowerShares Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present; Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2017 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares PureBetaSM 0-5 Yr TIPS Portfolio	Dollar Range of Equity Securities in PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	Dollar Range of Equity Securities in PowerShares PureBetaSM FTSE Emerging Markets Portfolio	Dollar Range of Equity Securities in PowerShares PureBetaSM MSCI USA Portfolio	Dollar Range of Equity Securities in PowerShares PureBetaSM MSCI USA Small Cap Portfolio	Dollar Range of Equity Securities in PowerShares PureBetaSM US Aggregate Bond Portfolio
Independent
Trustee
Ronn R. Bagge	None	None	None	None	None	None
Todd J. Barre	None	None	None	None	None	None
Marc M. Kole	None	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None	None
Unaffiliated
Trustee	None	None	None	None	None	None
Philip M. Nussbaum	None	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee in Fund Family
Independent Trustee
Ronn R. Bagge	Over $100,000
Todd J. Barre	Over $100,000
Marc M. Kole	Over $100,000
Yung Bong Lim	Over $100,000
Gary R. Wicker	Over $100,000
Donald H. Wilson	Over $100,000
Unaffiliated Trustee
Philip M. Nussbaum	Over $100,000
Interested Trustee
Kevin M. Carome	Over $100,000

The dollar range of Shares information for Messrs. Lim and Nussbaum includes Shares of certain funds in which both Mr. Lim and Mr. Nussbaum are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2017, as to each Independent Trustee and the Unaffiliated Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2017, the Board held seven meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

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Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2017, the Audit Committee held six meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review the investment performance of funds, including their tracking error and correlation to their respective underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review each fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2017, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2017, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chairman of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

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Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012. He also was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner, Arthur Andersen LLP from 1996-2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

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Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Previously, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010 and as President and Chief Executive Officer of Stone Pillar Investments, Ltd. since 2016. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015), and was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee and Unaffiliated Trustee receives an annual retainer of $290,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $100,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $28,000 per year and the chairs of the Investment Oversight Committee, and the Nominating and Governance Committee each receive an additional fee of $17,000 per year, all allocated in the same manner as the Retainer. Prior to January 1, 2017, the Retainer was $250,000, and the additional fee for the Independent Chair was $78,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. The Adviser, on behalf of funds in the Fund Family, compensates the Unaffiliated Trustee and reimburses the Unaffiliated Trustee’s travel and other out-of-pocket expenses.

The Trust’s DC Plan allows each Independent Trustee and Unaffiliated Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees and the Unaffiliated Trustee are not eligible for any pension or profit sharing plan in their capacity as Trustees.

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The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2017.

Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees
Ronn R. Bagge	$685	N/A	$300,333
Todd J. Barre	$647	N/A	$283,333
Marc M. Kole	$710	N/A	$311,334
Yung Bong Lim	$685	N/A	$300,333
Gary R. Wicker	$647	N/A	$283,333
Donald H. Wilson	$870	N/A	$379,667
Unaffiliated Trustee
Philip M. Nussbaum (2)	$647	N/A	$283,333
Interested Trustee
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended October 31, 2017 before deferral by the Trustees under the DC Plan. During the fiscal year ended October 31, 2017, both Mr. Lim and Mr. Nussbaum deferred 100% of their compensation, which amounts are reflected in the above table.
(2)	The Adviser paid Mr. Nussbaum $647 on behalf of the Funds and $283,333 on behalf of the Fund Complex.

As of December 31, 2017, the Trustees and Officers, as a group, owned none of each Fund’s outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of February 1, 2018.

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PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio

Name & Address	% Owned
Pershing LLC	85.00%
1 Pershing Plaza Jersey City, NJ 07399
KCG Americas LLC	8.21%
300 Vesey Street
New York, NY 10282

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio

Name & Address	% Owned
Pershing LLC	80.00%
1 Pershing Plaza
Jersey City, NJ 07399
J.P. Morgan Securities LLC/JPMC	9.77%
388 Madison Avenue
New York, NY 10179
E*Trade Clearing LLC	6.55%
1271 Avenue of the Americas
New York, NY 10020

PowerShares PureBetaSM FTSE Emerging Markets Portfolio

Name & Address	% Owned
Pershing LLC	95.66%
1 Pershing Plaza
Jersey City, NJ 07399

PowerShares PureBetaSM MSCI USA Portfolio

Name & Address	% Owned
Pershing LLC	80.00%
1 Pershing Plaza
Jersey City, NJ 07399
State Street Bank and Trust Company	12.08%
One Lincoln Street
Boston, MA 02111

PowerShares PureBetaSM MSCI USA Small Cap Portfolio

Name & Address	% Owned
Pershing LLC	95.00%
1 Pershing Plaza
Jersey City, NJ 07399

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PowerShares PureBetaSM US Aggregate Bond Portfolio

Name & Address	% Owned
Pershing LLC	97.50%
1 Pershing Plaza
Jersey City, NJ 07399

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose and Tony Seisser.

As of October 31, 2017, Mr. Hubbard managed 143 registered investment companies with a total of approximately $73.9 billion in assets, 70 other pooled investment vehicles with approximately $67.4 billion in assets and no other accounts.

As of October 31, 2017, Mr. Fang managed 19 registered investment companies with a total of approximately $27.5 billion in assets, two other pooled investment vehicles with approximately $ 49.0million in assets and no other accounts.

As of October 31, 2017, Mr. Jeanette managed 118 registered investment companies with a total of approximately $45.2 billion in assets, 22 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Jones managed 19 registered investment companies with a total of approximately $27.5 billion in assets, three other pooled investment vehicles with approximately $ 157.3 million in assets and no other accounts.

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As of October 31, 2017, Mr. Kernagis managed 21 registered investment companies with a total of approximately $28.1 billion in assets, 38 other pooled investment vehicles with approximately $2.9 billion in assets and no other accounts.

As of October 31, 2017, Mr. Nixon managed114 registered investment companies with a total of approximately $45.1 billion in assets, 21 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Ose managed 19 registered investment companies with a total of approximately $27.5 billion in assets, 37 other pooled investment vehicles with approximately $2.8 billion in assets and no other accounts.

As of October 31, 2017, Mr. Seisser managed 114 registered investment companies with a total of approximately $ 45.2 billion in assets, 21 other pooled investment vehicles with approximately $59.8 in assets and no other accounts.

Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of these different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings. As of October 31, 2017, Messrs. Hubbard, Jeanette, Kernagis, Jones, Fang, Nixon, Ose and Seisser did not own any securities of the Funds.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Funds, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Management Fee
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	0.07%
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	0.07%
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	0.14%
PowerShares PureBetaSM MSCI USA Portfolio	0.04%
PowerShares MSCI USA Small Cap Portfolio	0.06%
PowerShares PureBetaSM US Aggregate Bond Portfolio	0.05%

Set forth in the chart below are the aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser since the commencement of investment operations of that Fund.

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The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed to waive the management fees that it receives under the management fee in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2019. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Advisory Fees Paid for the Fiscal Year Ended by Each Fund	Advisory Fees Waived for the Fiscal Year Ended*
Fund	October 31, 2017	October 31, 2017	Date of Commencement of Investment Operations
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	$191	N/A	9/19/2017
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	$191	N/A	9/19/2017
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	$382	$(3)	9/19/2017
PowerShares PureBetaSM MSCI USA Portfolio	$111	N/A	9/19/2017
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	$170	N/A	9/19/2017
PowerShares PureBetaSM US Aggregate Bond Portfolio	$1,130	$(159)	9/27/2017

*	Includes waiver of fees equal to the indirect management fees that the Funds incur through its investments in affiliated money market funds.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to certain Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data

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collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser, the Distributor and/or their affiliates also may pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. As of the date of this SAI, the Adviser had such arrangements in place with Charles Schwab & Co., Inc. (“Schwab”).

In addition, the Adviser, the Distributor and/or their affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, as amended or supplemented from time to time, the intermediaries receiving such payments include Pershing LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.

Any payments described above by the Adviser, the Distributor and/or their affiliates will be made from their own assets and not from the assets of the Funds. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Fund Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates made to an intermediary may create the incentive for the intermediary to encourage customers to buy shares of the Funds.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assisting in preparing reports to shareholders or investors; assist in the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a

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custodian agreement (the “Custodian Agreement”). As Custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement (the “Administrative Services Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers. No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	FTSE Developed ex North America Index

PowerShares PureBetaSM FTSE Emerging Markets Portfolio	FTSE Emerging Index

PowerShares PureBetaSM MSCI USA Portfolio	MSCI USA Index

PowerShares PureBetaSM MSCI USA Small Cap Portfolio	MSCI USA Small Cap Index

PowerShares PureBetaSM US Aggregate Bond Portfolio	ICE BofAML US Broad Market IndexSM

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BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Funds, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund from the commencement of its investment operations through the fiscal year ended October 31, 2017 are set forth in the chart below.

Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board. Brokerage commissions on affiliated transactions paid by each Fund from the commencement of its investment operations through the fiscal year ended October 31, 2017 are set forth in the chart below. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.

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	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2017	2017	2017	2017
PowerShares PureBetaSM 0-5 US TIPS Portfolio	09/19/2017	None	$0	0.00%	0.00%
PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	09/19/2017	$832	$0	0.00%	0.00%
PowerShares PureBetaSM FTSE Emerging Markets Portfolio	09/19/2017	$1,619	$0	0.00%	0.00%
PowerShares PureBetaSM MSCI USA Portfolio	09/19/2017	$352	$0	0.00%	0.00%
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	09/19/2017	$906	$0.15	0.02%	0.00%
PowerShares PureBetaSM US Aggregate Bond Portfolio	09/27/2017	None	$0	0.00%	0.00%

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 79 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any fund into another trust or entity, reorganize the Trust or any Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

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Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

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The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically will review each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-800-983-0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Delivery of Cash Component. The consideration for purchase of Creation Unit Aggregations of a Fund consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus any applicable Administrative or other transaction fees, as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which

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represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash (see “Cash Purchase Method” below).

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of a Fund’s Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of a Fund and will affect the value of all Shares, but the Adviser may adjust the transaction fee within the parameters described below to protect ongoing shareholders. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Cash Purchase Method. Although the Funds do not ordinarily permit Creation Unit Aggregations to be issued in exchange partially or primarily for cash, during periods when partial or full cash purchases of Creation Units are permitted, such purchases will be effected in essentially the same manner as in-kind purchases. In the case of a partial or full cash purchase, an AP (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. Such cash equivalent is referred to as the “Deposit Cash.”

Procedures for Creation of Creation Unit Aggregations—All Funds. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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Procedures for Creation of Creation Unit Aggregations—Equity Funds. The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—Fixed Income Funds. Except as described below, the Distributor must receive all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), no later than the Closing Time in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders

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must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Fixed Income Funds” sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders to create Creation Unit Aggregations from investors who are not APs must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process—All Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The delivery of Creation Unit Aggregations so created will occur no later than T+2.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose

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determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than T+2.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Placement of Creation Orders Outside Clearing Process—Fixed Income Funds. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.

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All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time, on the contractual settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than T+2.

With respect to Funds that issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 2:00 p.m., Eastern time, on the contractual settlement date. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time, on the contractual settlement date, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation and Redemption Transaction Fees” below.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the Adviser, or on the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund (as shown in the table below); however, BNYM may increase the administrative fee to up to four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, for creations or redemptions effected principally for cash, the Adviser may charge additional variable fees. To the extent that the Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP may be different for any given transaction, Business Day or AP, and are charged to offset the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The variable fees and cash-in-lieu fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable to BNYM)
PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio	$0	$0

PowerShares PureBetaSM FTSE Developed ex-North America Portfolio	$15,000	$60,000

PowerShares PureBetaSM FTSE Emerging Markets Portfolio	$20,000	$80,000

PowerShares PureBetaSM MSCI USA Portfolio	$1,000	$4,000
PowerShares PureBetaSM MSCI USA Small Cap Portfolio	$1,500	$6,000
PowerShares PureBetaSM US Aggregate Bond Portfolio	$500	$2,000

Redemption of Shares in Creation Unit Aggregations—All Funds. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

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The Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensation payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

When cash redemptions are permitted or required, Creation Units of a Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders Using Clearing Process—All Funds. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately

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following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and any Cash Redemption Amount (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by T+2.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off Time”); and 2:00 p.m., Eastern time, for a Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by T+2.

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within two Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

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In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Placement of Redemption Orders Outside Clearing Process—Fixed Income Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such

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order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Redemption Cash Component, if any owed, to the Transfer Agent no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any (or for cash redemptions, the Cash Redemption Amount) owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by T+2.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any or for cash redemptions, the Cash Redemption Amount) owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by T+2.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and

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ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows: *

Argentina

January 1	March 30	June 20	November 6
February 12	April 2	July 9	December 19
February 13	May 1	August 20	December 25
March 29	May 25	October 15

Australia

January 1	April 2	December 25
January 26	April 25	December 26
March 30	June 11

Austria

January 1	May 10	October 26	December 26
March 30	May 21	November 1	December 31
April 2	May 31	December 24
May 1	August 15	December 25

Bahrain

January 1	August 22	September 19	December 16
May 1	August 23	September 20	December 17
June 17	September 11	November 20

Bangladesh

February 21	June 12	August 22	December 25
March 26	June 17	August 23	December 31
April 29	July 1	September 2
May 1	August 15	November 21
May 2	August 21	December 16

Belgium

January 1	May 10	December 25
March 30	May 21	December 26
April 2	August 15
May 1	November 1

Benin

January 1	May 10	June 15	August 22
April 2	May 21	August 7	November 1
May 1	June 11	August 15	November 15
November 21	December 25

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Bermuda

January 1	June 18	September 3	December 26
March 30	August 2	November 12
May 25	August 3	December 25

Botswana

January 1	May 1	July 17	December 26
January 2	May 10	October 1
March 30	July 2	October 2
April 2	July 16	December 25

Brazil

January 1	February 13	May 31	November 2
January 25	February 14	July 9	November 15 November 20
February 12	March 30	September 7	December 24 December 25
February 12	May 1	October 12

Bulgaria

January 1	April 6	May 24	December 25
March 5	April 9	September 6	December 26
March 30	May 1	September 24
April 2	May 7	December 24

Burkina Faso

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Canada

January 1	May 21	September 3	December 26
January 2	June 25	October 8
February 19	July 2	November 12
March 30	August 6	December 25

Cayman Islands

January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12

Channel Islands

January 1	April 2	July 4	November 22
January 2	May 7	August 27	December 24
January 15	May 7	September 3	December 25
February 19	May 9	October 8	December 26
March 30	May 28	November 12

Chile

January 1
January 16	July 2	September 18	November 1
March 30	July 16	September 19	November 2
May 1	August 15	October 11	December 25
May 21	September 17	October 15	December 31

China A Share

January 1	February 21	June 18	October 4
February 15	April 5	September 24	October 5
February 16	April 6	October 1
February 19	April 30	October 2
February 20	May 1	October 3

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China B. Share

January 1	February 21	June 18	October 4
February 15	April 5	September 24	October 5
February 16	April 6	October 1
February 19	April 30	October 2
February 20	May 1	October 3

China B Share (Shanghai)

January 1	January 15	February 19	December 25

China B Share (Shenzhen)

March 30	September 25
April 2	October 17
May 22	December 25
July 2	December 26

Colombia

January 1	May 1	July 20	November 12
January 8	May 14	August 7	December 25
March 19	June 4	August 20
March 29	June 11	October 15
March 30	July 2	November 5

Costa Rica

January 1	March 28 March 29 March 30	August 15
March 26	April 11 May 1 July 25	October 12
March 27	August 2	December 25

Croatia

January 1
March 30
April 2
May 1
May 31
June 22	June 25
August 15
October 8
November 1
December 24
December 25 December 26 December 31

Cyprus

January 1	April 6	May 28	December 25
February 19	April 9	August 15	December 26
March 30	April 10	October 1
April 2	May 1	December 24

Czech Republic

January 1	May 1	July 6	December 25
March 30	May 8	September 28	December 26
April 2	July 5	December 24

Denmark

January 1	April 27	May 21	December 26
March 29	May 1	June 5	December 31
March 30	May 10	December 24
April 2	May 11	December 25

Egypt

January 1	April 9	July 23	September 11
January 7	April 25	August 20	November 20
January 25	May 1	August 21
April 8	July 1	August 22

50

Estonia

January 1	May 1	December 24	December 31
March 30	May 10	December 25
April 2	August 20	December 26

Euromarkets

January 1	December 25

Finland

January 1	May 1	December 6	December 26
March 30	May 10	December 24	December 31
April 2	June 22	December 25

France

January 1	May 8	November 1
March 30	May 10	December 25
April 2	May 21	December 26
May 1	August 15

Germany

January 1	May 10	December 24
March 30	May 21	December 25
April 2	May 31	December 26
May 1	October 3	December 31

Ghana

January 1	May 1	August 22	December 26
March 6	May 25	September 21
March 30	June 15	December 7
April 2	July 2	December 25

Greece

January 1	April 2	May 1	December 24
February 19	April 6	May 28	December 25
March 30	April 9	August 15	December 26

Guinea Bissau

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Hong Kong

January 1	April 2	June 18	October 17
February 16	April 5	July 2	December 25
February 19	May 1	September 25	December 26
March 30	May 22	October 1

Hong Kong (Bond Connect)

January 1	March 30	May 22	October 2
February 11	April 2	June 18	October 3
February 15	April 5	July 2	October 4
February 16	April 6	September 24	October 5
February 19	April 8	September 25	October 17
February 20	April 28	September 29	December 25
February 21	April 30	September 30	December 26
February 24	May 1	October 1

Hong Kong (Stock Connect)

January 1	March 29	May 1	September 21
February 15	March 30	May 21	September 24
February 16	April 2	May 22	September 25
February 19	April 5	June 18	October 1
February 20	April 6	June 29	October 2
February 21	April 30	July 2	October 3
October 4	October 16	December 24	December 26
October 5	October 17	December 25

51

Hungary

January 1	April 30	November 1	December 26
March 10	May 1	November 2	December 31
March 15	May 21	November 10
March 16	August 20	December 1
March 30	October 13	December 15
April 2	October 22	December 24
April 21	October 23	December 25

Iceland

January 1	April 19	August 6	December 31
March 29	May 1	December 24
March 30	May 10	December 25
April 2	May 21	December 26

India

January 26	March 30	September 13	November 21
February 13	April 30	September 20	November 23
February 19	May 1	October 2	December 25
March 2	August 15	October 18
March 29	August 17	November 7
	August 22	November 8

Indonesia

January 1	May 29	June 18	December 24
February 16	June 1	June 19	December 25
March 30	June 13	August 17	December 31
May 1	June 14	August 22
May 10	June 15	September 11
November 20

Ireland

January 1	May 1	August 6	November 12
January 115	May 7	August 27	November 22
February 19	May 28	September 3	December 24
March 19	June 4	October 8	December 25 December 31
March 30	July 4	October 29
April 2

Israel

March 1	May 20	September 18	September 30
April 5	July 22	September 19	October 1
April 6	September 10	September 23
April 19	September 11	September 24
September 9

Italy

January 1	May 1	December 25
March 30	August 15	December 226
April 2	December 24	December 31

Ivory Coast

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Japan

January 1	March 21	September 17
January 2	April 30	September 24
January 3	May 3	October 8
January 8	May 4	November 23
February 12	July 16	December 24 December 31

52

Jordan

January 1	August 22	November 21
May 1	August 23	December 25
June 17	September 12
August 21

Kazakhstan

January 1	March 22	May 7	August 31
January 2	March 23	May 8	December 3
March 3	April 28	May 9	December 17
March 8	April 30	July 6	December 18
March 9	May 1	August 25	December 29
March 21	May 5	August 30	December 31

Kenya

January 1	May 1	December 12
March 30	June 1	December 25
April 2	June 15	December 26

Kuwait

January 1	June 17	August 23
February 25	August 20	September 11
February 26	August 21	November 22
April 15	August 22

Latvia

January 1	May 1	December 24 a December 25
March 30	May 4	December 26
April 2	May 10	December 31
April 30	November 19

Lithuania

January 1	April 2	July 6	December 24
February 16	May 1	August 15	December 25
March 30	May 10	November 1	December 26

Luxembourg

January 1	April 2	December 24	December 26
March 30	May 1	December 25	December 31

Malawi

January 1	April 2	July 6
January 15	May 1	October 15
March 5	May 14	December 25
March 30	June 15	December 26

Malaysia

January 1	May 1	August 31	November 20
January 31	May 29	September 10	December 25
February 1	June 14	September 11
February 15	June 15	September 17
February 16	August 22	November 6

Mali

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Malta

January 1	March 30	June 7	September 21
January 2	April 2	June 29	December 13
March 19	May 1	August 15	December 25
December 26

53

Mauritius

January 1	February 13	August 15	December 25
January 2	February 16	September 14
January 31	March 12	November 2
February 1	May 1	November 7

Mexico

January 1	March 29	November 2	December 25
February 5	March 30	November 19
March 19	May 1	December 12

Morocco

January 1	June 14	August 20	September 11
January 11	July 30	August 21	November 6
May 1	August 14	August 22	November 20

Namibia

January 1	April 27	August 9	December 17
March 21	May 1	August 27	December 25
March 30	May 4	September 24	December 26
April 2	May 25	December 10

Netherlands

January 1	May 1	November 1	December 26
March 30	May 10	December 25
April 2	May 21

New Zealand

January 1	January 29	April 2	October 22
January 2	February 6	April 25	December 25
January 22	March 30	June 4	December 26

Niger

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Nigeria

January 1	May 29	August 23
March 30	June 15	October 1	December 26
April 2	June 18	November 19
May 1	August 22	December 25

Norway

January 1	April 2	May 21	December 31
March 28	May 1	December 24
March 29	May 10	December 25
March 30	May 17	December 26

Oman

January 1	July 23	September 11	November 20
June 17	August 22	November 18
June 18	August 23	November 19

Pakistan

January 1	June 15	August 23	November 20
February 5	June 18	August 24	December 25
March 23	July 2	September 20
May 1	August 22	September 21

54

Panama

January 1	March 30	November 26
January 9	May 1	December 25
February 13	November 5	December 31

Peru

January 1	May 1	August 31	December 25
January 2	June 29	October 8
March 29	July 27	November 1
March 30	August 30	November 2

Philippines

January 1	April 9	November 1	December 31
January 2	May 1	November 2
February 16	June 12	November 30
March 29	August 21	December 24
March 30	August 27	December 25

Poland

January 1	May 1	November 1	December 31
January 2	May 3	December 24
March 30	May 31	December 25
April 2	August 15	December 26

Portugal

January 1	May 1	October 5
March 30	May 31	November 1
April 2	June 13	December 25
April 25	August 15	December 26

Qatar

January 1	June 17	August 20	December 18
February 13	June 18	August 21
March 4	June 19	August 22

Romania

January 1	May 1	November 30
January 2	May 28	December 25
January 24	June 1	December 26
April 9	August 15

Russia

January 1	January 8	April 30	June 11
January 2	February 23	May 1	June 12
January 3	March 8	May 2	November 5
January 4	March 9	May 9	December 29
January 5	April 28	June 9	December 31

Saudi Arabia

June 17	June 20	August 26
June 18	August 22	September 23
June 19	August 23

55

Senegal

January 1	April 2	May 1	May 10
May 21	August 7	November 1	December 25
June 11	August 15	November 15
June 15	August 22	November 21

Serbia

January 1	February 16	May 1
January 2	April 6	May 2
February 15	April 9	November 12

Singapore

January 1	May 1	August 9	December 25
February 16	May 29	August 22
March 30	June 15	November 6

Slovak Republic

January 1	May 1	November 1
January 2	May 8	December 24
March 30	July 5	December 25
April 2	August 29	December 26

Slovenia

January 1	April 2	June 25	December 24
January 2	April 27	August 15	December 25
February 8	May 1	October 31	December 26
March 30	May 2	November 1	December 31

South Africa

January 1	April 2	August 9	December 25
March 21	April 27	September 24	December 26
March 30	May 1	December 17

South Korea

January 1	May 7	September 24	December 25
February 15	May 22	September 25	December 31
February 16	June 6	September 26
March 1	June 13	October 3
May 1	August 15	October 9

Spain

January 1	March 30	August 15	December 6
March 19	April 2	October 12	December 25
March 29	May 1	November 1	December 26

Sri Lanka

January 1	March 30	June 15	November 6
January 15	April 13	June 27	November 20
January 31	April 20	July 27	November 22
February 5	April 30	August 22	December 25
February 13	May 1	September 24
March 1	May 29	October 24

Swaziland

January 1	April 19	July 23	December 26
January 5	April 25	August 27
March 30	May 1	September 6
April 2	May 10	December 25

Sweden

January 1	April 2	May 10	December 24
January 5	April 30	June 6	December 25
March 29	May 1	June 22	December 26
March 30	May 9	November 2	December 31

56

Switzerland

January 1	April 2	May 21	December 25
January 2	May 1	August 1	December 26
March 30	May 10	December 24	December 31

Taiwan

January 1	February 16	April 4	June 18
February 13	February 19	April 5	September 24
February 14	February 20	April 6	October 10
February 15	February 28	May 1	December 31

Tanzania

January 1	June 15	November 21
January 12	August 8	December 10
March 30	August 22	December 20
April 2	August 23	December 25
April 26	October 15	December 26
May 1	November 20

Thailand

January 1	April 13	July 27	October 23
January 2	April 16	July 30	December 5
March 1	May 1	August 13	December 10
April 6	May 29	October 15	December 31

Togo

January 1	May 21	August 15	November 21
April 2	June 11	August 22	December 25
May 1	June 15	November 1
May 10	August 7	November 15

Tunisia

January 1	June 15	August 22
March 20	July 25	September 10
April 9	August 13	October 15
May 1	August 21	November 20

Turkey

January 1	June 15	August 23
April 23	August 20	August 24
May 1	August 21	October 29
June 14	August 22

U.S.A.

January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12

Uganda

January 1	March 30	June 15	December 25
January 26	April 2	August 21	December 26
February 16	May 1	October 9
March 8	June 4	November 30

Ukraine

January 1	April 9	May 9	August 24
January 8	May 1	May 28	October 15
March 8	May 2	June 28

United Arab Emirates - ADX and DFM markets

January 1	August 21	November 20
June 14	August 22	December 2
August 20	September 11	December 3

57

United Arab Emirates - NASDAQ Dubai

January 1	July 4	September 11	December 2
January 15	August 20	October 8	December 3
February 19	August 21	November 12	December 25
May 28	August 22	November 20
June 14	September 3	November 22

United Kingdom

January 1	May 1	September 3	December 25
January 15	May 7	October 8	December 26
February 19	May 28	November 12	December 31
March 30	July 4	November 22
April 2	August 27	December 24

Uruguay

January 1	March 30	June 19	December 25
February 12	April 23	July 18
February 13	May 1	October 15
March 29	May 21	November 2

Vietnam

January 1	February 16	April 25	September 3
February 14	February 19	April 30
February 15	February 20	May 1

Zambia

January 1	April 2	July 3	December 25
March 8	May 1	August 6
March 12	May 25	October 18
March 30	July 2	October 24

Zimbabwe

January
February 21
March 30
April 2
April 18
May 1
May 25
August 13
August 14
December 25
December 26

*	Holidays are subject to change without further notice.

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018*

			Number of Days
Country	Trade Date	Settlement Date	to Settle
Brazil	2/7/2018	2/15/2018	8
	2/8/2018	2/16/2018	8
	2/9/2018	2/19/2018	10

China A
Share	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12

58

			Number of Days
Country	Trade Date	Settlement Date	to Settle
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

China B Share	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

Costa Rica	3/21/2018	4/2/2018	12
	3/22/2018	4/3/2018	12
	3/23/2018	4/4/2018	12

Indonesia	6/8/2018	6/20/2018	12
	6/11/2018	6/23/2018	12
	6/12/2018	6/24/2018	12

Jordan	8/17/2018	8/27/2018	10
	8/20/2018	8/28/2018	8

Kuwait	8/17/2018	8/27/2018	10

Malawi	1/8/2018	1/16/2018	8
	1/9/2018	1/17/2018	8
	1/10/2018	1/18/2018	8
	1/11/2018	1/19/2018	8
	1/12/2018	1/22/2018	10
	2/26/2018	3/6/2018	8
	2/27/2018	3/7/2018	8
	2/28/2018	3/8/2018	8
	3/1/2018	3/9/2018	8
	3/2/2018	3/12/2018	10
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/24/2018	5/2/2018	8
	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/8/2018	8
	5/7/2018	5/15/2018	8
	5/8/2018	5/16/2018	8
	5/9/2018	5/17/2018	8
	5/10/2018	5/18/2018	8
	5/11/2018	5/21/2018	10
	6/8/2018	6/16/2018	8
	6/11/2018	6/19/2018	8
	6/12/2018	6/20/2018	8
	6/13/2018	6/21/2018	8
	6/14/2018	6/22/2018	8
	6/29/2018	7/9/2018	10
	7/2/2018	7/10/2018	8
	7/3/2018	7/11/2018	8
	7/4/2018	7/12/2018	8
	7/5/2018	7/13/2018	8
	10/8/2018	10/16/2018	8
	10/9/2018	10/17/2018	8
	10/10/2018	10/18/2018	8
	10/11/2018	10/19/2018	8
	10/12/2018	10/22/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Morocco	9/15/2018	9/23/2018	8
	9/16/2018	9/24/2018	8
	9/17/2018	9/27/2018	10

Namibia	3/14/2018	3/22/2018	8
	3/15/2018	3/23/2018	8

59

			Number of Days
Country	Trade Date	Settlement Date	to Settle
	3/16/2018	3/26/2018	10
	3/19/2018	3/27/2018	8
	3/20/2018	3/28/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/25/2018	5/7/2018	12
	4/26/2018	5/8/2018	12
	4/30/2018	5/9/2018	9
	5/2/2018	5/10/2018	8
	5/3/2018	5/11/2018	8
	5/18/2018	5/28/2018	10
	5/21/2018	5/29/2018	8
	5/22/2018	5/30/2018	8
	5/23/2018	5/31/2018	8
	5/24/2018	6/1/2018	8
	8/2/2018	8/10/2018	8
	8/3/2018	8/13/2018	10
	8/6/2018	8/14/2018	8
	8/7/2018	8/15/2018	8
	8/8/2018	8/16/2018	8
	8/20/2018	8/28/2018	8
	8/21/2018	8/29/2018	8
	8/22/2018	8/30/2018	8
	8/23/2018	8/31/2018	8
	8/24/2018	9/3/2018	10
	9/17/2018	9/25/2018	8
	9/18/2018	9/26/2018	8
	9/19/2018	9/27/2018	8
	9/20/2018	9/28/2018	8
	9/21/2018	10/1/2018	10
	12/3/2018	12/11/2018	8
	12/4/2018	12/12/2018	8
	12/5/2018	12/13/2018	8
	12/6/2018	12/14/2018	8
	12/7/2018	12/18/2018	11
	12/11/2018	12/19/2018	8
	12/12/2018	12/20/2018	8
	12/13/2018	12/21/2018	8
	12/14/2018	12/24/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Qatar	8/15/2018	8/23/2018	8
	8/16/2018	8/24/2018	8
	8/17/2018	8/27/2018	10

South Africa	3/14/2018	3/22/2018	8
	3/15/2018	3/23/2018	8
	3/16/2018	3/26/2018	10
	3/19/2018	3/27/2018	8
	3/20/2018	3/28/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/25/2018	5/4/2018	9
	4/26/2018	5/7/2018	11
	4/30/2018	5/8/2018	8
	8/2/2018	8/10/2018	8
	8/3/2018	8/13/2018	10
	8/6/2018	8/14/2018	8
	8/7/2018	8/15/2018	8
	8/8/2018	8/16/2018	8
	9/17/2018	9/25/2018	8

60

			Number of Days
Country	Trade Date	Settlement Date	to Settle
	9/18/2018	9/26/2018	8
	9/19/2018	9/27/2018	8
	9/20/2018	9/28/2018	8
	9/21/2018	10/1/2018	10
	12/10/2018	12/18/2018	8
	12/11/2018	12/19/2018	8
	12/12/2018	12/20/2018	8
	12/13/2018	12/21/2018	8
	12/14/2018	12/24/2018	10
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Swaziland	2/2/2018	2/10/2018	8
	2/3/2018	2/11/2018	8
	2/4/2018	2/12/2018	8
	3/23/2018	4/3/2018	11
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/12/2018	4/20/2018	8
	4/13/2018	4/23/2018	10
	4/16/2018	4/24/2018	8
	4/17/2018	4/25/2018	8
	4/18/2018	4/28/2018	10
	4/20/2018	4/30/2018	10
	4/23/2018	5/2/2018	9
	4/24/2018	5/3/2018	9
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/8/2018	8
	5/3/2018	5/11/2018	8
	5/4/2018	5/14/2018	10
	5/7/2018	5/15/2018	8
	5/8/2018	5/16/2018	8
	5/9/2018	5/17/2018	8
	7/16/2018	7/24/2018	8
	7/17/2018	7/25/2018	8
	7/18/2018	7/26/2018	8
	7/19/2018	7/27/2018	8
	7/20/2018	7/30/2018	10
	8/20/2018	8/28/2018	8
	8/21/2018	8/29/2018	8
	8/22/2018	8/30/2018	8
	8/23/2018	8/31/2018	8
	8/24/2018	9/3/2018	10
	8/30/2018	9/7/2018	8
	8/31/2018	9/10/2018	10
	9/3/2018	9/11/2018	8
	9/4/2018	9/12/2018	8
	9/5/2018	9/13/2018	8
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

Turkey	8/17/2018	8/27/2018	10
	8/20/2018	8/28/2018	8

Ukraine	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10

Vietnam	2/9/2018	2/21/2018	12
	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10

Zimbabwe	2/14/2018	2/22/2018	8
	2/15/2018	2/23/2018	8
	2/16/2018	2/26/2018	10
	2/19/2018	2/27/2018	8
	2/20/2018	2/28/2018	8
	3/23/2018	4/3/2018	11

61

			Number of Days
Country	Trade Date	Settlement Date	to Settle
	3/26/2018	4/4/2018	9
	3/27/2018	4/5/2018	9
	3/28/2018	4/6/2018	9
	3/29/2018	4/9/2018	11
	4/11/2018	4/19/2018	8
	4/12/2018	4/20/2018	8
	4/13/2018	4/23/2018	10
	4/16/2018	4/24/2018	8
	4/17/2018	4/25/2018	8
	4/24/2018	5/2/2018	8
	4/25/2018	5/3/2018	8
	4/26/2018	5/4/2018	8
	4/27/2018	5/7/2018	10
	4/30/2018	5/10/2018	10
	5/18/2018	5/28/2018	10
	5/21/2018	5/29/2018	8
	5/22/2018	5/30/2018	8
	5/23/2018	5/31/2018	8
	5/24/2018	6/1/2018	8
	7/6/2018	7/15/2018	9
	7/7/2018	7/16/2018	9
	7/8/2018	7/17/2018	9
	7/9/2018	7/20/2018	11
	7/10/2018	7/21/2018	11
	12/18/2018	12/27/2018	9
	12/19/2018	12/28/2018	9
	12/20/2018	12/31/2018	11
	12/21/2018	1/1/2019	11
	12/24/2018	1/2/2019	9

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

On days when the Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

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The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process, presuming a creation or redemption settling no later than T+2.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Creation through NSCC (using the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Custom Orders (for in-kind creations)	3:00 p.m. (ET) Order in proper form must be received by the Distributor.	No action.	Creation Unit Aggregations will be delivered.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

Creation Outside NSCC (Outside the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

2:00 p.m. (ET)

Deposit Cash must be received by the Custodian.

For in-kind creations:

11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC.

2:00 p.m. (ET)

Cash Component must be received by the Custodian.

Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Available Deposit Securities must be received.

Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities must be received.

1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders(for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Redemption Through NSCC (Using the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approval before acceptance. Orders may be subject to additional fees.

		No action.	Fund Securities and Redemption Cash Component are delivered to redeeming beneficial owner.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Redemption Outside of NSCC(Outside the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

For in-kind redemptions:

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then order will not be deemed received as of T.

Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders(for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

This section is based on the Internal Revenue Code (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:

Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold Shares of a Fund in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions — Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders — U.S. withholding tax at the source” below. For most ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital

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gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions — Capital gain dividends” below). A “qualified late year loss” includes:

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Fund of Funds. If a Fund is a fund of funds (meaning that it invests in one or more underlying funds that are taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions — Qualified dividend income for individuals” and — “Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

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Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds). Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a RIC, such as a Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his

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Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

Tax credit bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Fund of funds.”

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Exempt-interest dividends. Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to

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shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below. (Under the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017).

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by a Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers (if applicable, as discussed above) on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. The failure by an issuer of a tax- exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sale of Fund Shares. A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Shares in a Fund will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. (The Tax Cuts and Jobs Act requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the Tax Cuts and Jobs Act.) If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds — Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate

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dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities lending. If securities lending is permitted for a Fund, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

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Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

provide your correct Social Security or taxpayer identification number;

certify that this number is correct;

certify that you are not subject to backup withholding; and

certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from dis- position of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to

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shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the applicable corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of a Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on payments or distributions made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

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DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.powershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

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Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the securities will be valued at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value. The trading prices of the Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for ETF Shares and underlying securities held by the Funds, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Funds’ NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Funds’ actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Funds’ current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for PowerShares PureBetaSM US Aggregate Bond Portfolio). Ordinarily, dividends from net investment income, if any are declared and paid monthly by PowerShares PureBetaSM US Aggregate Bond Portfolio.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income tax or Excise Tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois 60606 serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ annual financial statements and performs other related audit services.

In connection with the audit of the 2017 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain affiliates and covered persons receives, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain affiliates and covered persons, have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust may need to take other action in order for the Trust’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

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FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-800-983-0903 during normal business hours.

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APPENDIX A

PROXY VOTING GUIDELINES

Applicable to	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively, the “Trusts”)

Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Approved/Adopted Date	June 24, 2014

Last Amended	March 7, 2017

I.    GENERAL POLICY

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco complex. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach)

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In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II.    PROXY CONSTRAINTS

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

III.    SPECIAL POLICY

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

IV.    RESOLVING POTENTIAL CONFLICTS OF INTEREST

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

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Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

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Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.11 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V. Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

VI. Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration

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and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A. Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community,

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among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

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4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

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ii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

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vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

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